Securities Act File No. 333-27925

Investment Company Act File No. 811-08231

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 52	☒

REGISTRATION STATEMENT

UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 53	☒

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of Registrant as Specified in Charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, New York 11791-9006

(Address of Principal Executive Offices)

(516) 390-5555

(Registrant’s Telephone Number)

Mr. David Lerner

David Lerner Associates, Inc.

477 Jericho Turnpike

Syosset, New York 11791

(Name and address of Agent for service)

Copies to:

Thomas R. Westle, Esq.

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

It is proposed that this filing will become effective (check appropriate box).

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2017 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Spirit of America Real Estate Income and Growth Fund

Class A Shares – TICKER: SOAAX

Class C Shares – TICKER: SACRX

Spirit of America Large Cap Value Fund

Class A Shares – TICKER: SOAVX

Class C Shares – TICKER: SACVX

Spirit of America Municipal Tax Free Bond Fund

Class A Shares – TICKER: SOAMX

Class C Shares – TICKER: SACFX

Spirit of America Income Fund

Class A Shares – TICKER: SOAIX

Class C Shares – TICKER: SACTX

Spirit of America Income & Opportunity Fund

Class A Shares – TICKER: SOAOX

Class C Shares – TICKER: SACOX

Prospectus

May 1, 2017

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

(the “Real Estate Fund”)

SUMMARY SECTION

Investment Objective:    The Real Estate Fund seeks to provide current income and growth of capital.

Fees and Expenses of the Real Estate Fund:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Real Estate Fund. You may qualify for sales charge discounts if you invest at least $100,000 in the funds comprising Spirit of America Investment Funds, Inc., which includes the Spirit of America Real Estate Income and Growth Fund, the Spirit of America Large Cap Value Fund, the Spirit of America Municipal Tax Free Bond Fund, the Spirit of America Income Fund and the Spirit of America Income & Opportunity Fund and the Spirit of America Energy Fund (which offers sales charge discounts if you invest at least $25,000 in the Spirit of America Energy Fund offered in a separate prospectus), collectively referred to as the “Spirit of America Investment Funds.” More information about these and other discounts is available from your financial professional and in the sections titled “Additional Information About How to Purchase Shares” and “Distribution Arrangements—Sale of Class A Shares” of the Real Estate Fund’s prospectus and in the section titled “How to Purchase Shares” of the Real Estate Fund’s Statement of Additional Information.

Shareholder Fees

(fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None
Maximum Deferred Sales Charge (Load)(1) (as a percentage of net asset value)	1.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares
Management Fees	0.97%	0.97%
Distribution (12b-1) Fees	0.30%	1.00%
Other Expenses	0.27%	0.27%

Total Annual Fund Operating Expenses	1.54%	2.24%

(1)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

Example:    This Example is intended to help you compare the cost of investing in the Real Estate Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Real Estate Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Class A Shares	$673	$986	$1,320	$2,263
Class C Shares—no redemption	$227	$700	$1,200	$2,575
Class C Shares—with redemption	$327	$700	$1,200	$2,575

Portfolio Turnover:    The Real Estate Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Real Estate Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Real Estate Fund’s performance. During the most recent fiscal year ended December 31, 2016, the Real Estate Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategy:    The Real Estate Fund invests primarily in real estate investment trusts (“REITs”) with successful track records. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests.

A REIT is a company that derives at least 75% of its gross income from (a) rents from real property, (b) interests in real property or interest on obligations secured by mortgages, (c) the sale or other disposition of real property, (d) dividends, distributions or other gains from investments in other REITs, (e) abatements or tax refunds on real property, (f) income and gain derived from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) certain other qualified temporary investment income. A REIT must also receive 95% of its gross income from (a) dividends, (b) interest, (c) rents from real property, (d) gain from the sale or other disposition of stock, securities, and real property, (e) abatements and refunds on taxes on real property, (f) income and gain from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) mineral royalty income. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Mortgage REITs invest the majority of their assets in companies that own real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Real Estate Fund will indirectly bear its proportionate share of expenses incurred by REITs in which it invests, in addition to the expenses incurred directly by the Real Estate Fund.

The Real Estate Fund intends to invest, under normal circumstances, at least 80% of its total assets in equity REITs and the equity securities of real estate industry companies. The Real Estate Fund looks for stock where the price is low relative to the underlying value of the company and its real estate. The Real Estate Fund evaluates price/earnings ratios to attempt to identify those REITs which have strong underlying value; selects REITs paying high dividends in comparison to other REITs; evaluates earnings and dividend growth potential and continuously monitors interest rates, occupancies, rental income and new construction.

The Real Estate Fund may also invest in mortgage-backed securities, investment-grade taxable municipal obligations, master limited partnerships (“MLPs”) and short-term investments.

Principal Risks of Investing in the Real Estate Fund:    Any investment involves risk. The risks associated with an investment in the Real Estate Fund include:

•

Industry Risk—The cyclical nature of the real estate industry subjects real estate and real estate related securities held by the Real Estate Fund to any market or economic condition, such as changes in real estate values, interest rates, cash flow of underlying real estate assets and occupancy rates, that may affect the value of real estate (up or down).

•	REIT Risk—REIT securities may be more volatile in price than the securities of larger market capitalization companies.

•	Mortgage-back Securities Risk—Mortgage-backed securities are subject to prepayment or non-payment on the underlying mortgage.

•

Investment-Grade Taxable Municipal Obligations Risk—Investment-grade taxable municipal obligations may be downgraded after the Real Estate Fund invests in them. In addition, their prices will fall as interest rates rise, and rise as interest rates fall. Rising interest rates may reduce the demand for REITs which may cause them to perform badly.

•

Short-term Investment Risk—Short-term investments carry the risk that a greater rate of return may have been earned on an investment more consistent with the Real Estate Fund’s investment objectives. Their prices will fluctuate as interest rates fluctuate.

•	Real Estate Risk—The Real Estate Fund concentrates in real estate and real estate related securities and the real estate sector may underperform in comparison with other investment sectors.

•

Portfolio Management Risk—The Real Estate Fund’s ability to achieve its investment objective is dependent on Spirit of America Management Corp.’s (the “Adviser”) ability to identify profitable investment opportunities for the Fund. The stocks purchased by the Adviser may not perform as anticipated.

•	Risk of Loss—The potential loss of your investment in the Real Estate Fund if the Fund depreciates in value.

•

MLP Risk—Investing in MLPs involves risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, as described in more detail in the prospectus.

Suitability:    An investment in the Real Estate Fund may be suitable for long-term investors who wish to invest a portion of their overall equity portfolio in a mutual fund that invests primarily in REITs. Investors should be willing to accept the potential volatility of such investments and the risks of a fund that concentrates in a single industry.

Performance Information:    The bar chart and performance table below illustrate the risks of investing in the Real Estate Fund by showing changes in the Real Estate Fund’s performance from year to year and by showing how the Real Estate Fund’s average annual total returns compare with those of a broad measure of market performance. The Real Estate Fund’s past performance (before and after taxes) does not necessarily indicate how the Real Estate Fund will perform in the future.

The bar chart shows the changes in the annual total returns for each of the last ten calendar years for the Real Estate Fund’s Class A shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown. Updated performance information, current through the most recent month end, is available by calling Ultimus Asset Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), at 1-800-452-4892.

The performance information displayed in the bar chart and performance table is the performance of Class A shares only, which will differ from Class C shares to the extent the classes do not have the same expenses and inception dates. Performance is not shown for Class C shares because it is a new class of shares and have not been offered for a full calendar year.

Real Estate Fund’s Annual Returns (%)

Class A Shares

The performance table shows how the Real Estate Fund’s average annual returns compare with those of its benchmark, the MSCI US REIT Index.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2016)

	1 Year	5 Years	10 Years
Spirit of America Real Estate Income and Growth Fund—Class A
Return Before Taxes	0.15%	8.61%	1.12%
Return After Taxes on Distributions(1)(2)	(1.86)%	7.47%	(0.05)%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	0.87%	6.54%	0.53%
MSCI US REIT Index	8.60%	11.87%	4.96%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2)	Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

Investment Adviser:    Spirit of America Management Corp.

Portfolio Managers:    Douglas Revello serves as the Portfolio Manager of the Real Estate Fund and is primarily responsible for the day-to-day management of the Real Estate Fund. Mr. Revello became the Co-Portfolio Manager for the Real Estate Fund effective November 18, 2015 and transitioned to Portfolio Manager on July 1, 2016. Mr. Revello has been associated with the Adviser since May 18, 2009 as the Co-Portfolio Manager of the Municipal Tax Free Bond Fund through November 17, 2015, and was designated Portfolio Manager on November 18, 2015. William Mason serves as the Co-Portfolio Manager of the Real Estate Fund. Mr. Mason has been a Portfolio Manager of the Real Estate Fund since November 18, 2015. He has been overseeing the Fund since January 30, 2008 as the Chief Investment Officer of the Spirit of America Funds. Mr. Mason joined the Adviser on February 29, 2008. Mr. Mason also currently manages the Income Fund which commenced operations on December 31, 2008, and the Opportunity Fund which commenced operations on July 8, 2013, and manages the Energy Fund as of November 18, 2015. Prior to managing the Income Fund, Mr. Mason was the Portfolio Manager of the Municipal Tax Free Bond Fund from February 29, 2008 through May 17, 2009.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Real Estate Fund.

Purchasing, Selling and Exchanging Fund Shares:

Minimum Initial Investment	Subsequent Minimum Investment
$500	$50

You may redeem your shares of the Fund on any business day that the NYSE is open for business. Shares may be redeemed by written redemption request, telephone or wire transfer.

Taxes:    The Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is an IRA, 401(k) or other tax-advantaged investment plans, or when the distribution is derived from tax-exempt income.

Payments to Broker-Dealers and Other Financial Intermediaries:    If you purchase shares of the Real Estate Fund through a broker-dealer or other financial intermediary (such as a bank), the Real Estate Fund and its related companies may pay the intermediary for the sale of the Real Estate Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Real Estate Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPIRIT OF AMERICA LARGE CAP VALUE FUND

(the “Value Fund”)

SUMMARY SECTION

Investment Objective:    The Value Fund seeks to provide capital appreciation with a secondary objective of current income.

Fees and Expenses of the Value Fund:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Fund. You may qualify for sales charge discounts if you invest at least $100,000 in the funds comprising Spirit of America Investment Funds, Inc., which includes the Spirit of America Real Estate Income and Growth Fund, the Spirit of America Large Cap Value Fund, the Spirit of America Municipal Tax Free Bond Fund, the Spirit of America Income Fund and the Spirit of America Income & Opportunity Fund and the Spirit of America Energy Fund (which offers sales charge discounts if you invest at least $25,000 in the Spirit of America Energy Fund offered in a separate prospectus), collectively referred to as the “Spirit of America Investment Funds.” More information about these and other discounts is available from your financial professional and in the sections titled “Additional Information About How to Purchase Shares” and “Distribution Arrangements—Sale of Class A Shares” of the Value Fund’s prospectus and in the section titled “How to Purchase Shares” of the Value Fund’s Statement of Additional Information.

Shareholder Fees

(fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None
Maximum Deferred Sales Charge (Load)(1) (as a percentage of net asset value)	1.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares
Management Fees	0.97%	0.97%
Distribution (12b-1) Fees	0.30%	1.00%
Other Expenses	0.30%	0.30%

Total Annual Fund Operating Expenses	1.57%	2.27%

(1)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

Example:    This Example is intended to help you compare the cost of investing in the Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Value Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Value Fund would be:

	1 year	3 years	5 years	10 years
Class A Shares	$676	$995	$1,335	$2,294
Class C Shares—no redemption	$230	$709	$1,215	$2,605
Class C Shares—with redemption	$330	$709	$1,215	$2,605

Portfolio Turnover:    The Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Value Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Value Fund’s performance. During the most recent fiscal year ended December 31, 2016, the Value Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategy:    The Value Fund focuses on the large cap value segment of the U.S. equity market. The Value Fund invests at least 80% of its total assets in large cap equity securities of companies in the value segment of the market. The Value Fund considers a company to be a large cap company if it has a market capitalization of $5 billion or greater at the time of purchase. Using the “value” approach, the Adviser buys for the Value Fund those securities considered to be conservatively valued relative to the securities of comparable companies. To earn current income, the Value Fund will invest in the equity securities of companies that have a proven history of paying consistent dividends. The Value Fund may also invest in MLPs.

The Value Fund emphasizes stocks of companies that are believed to be fundamentally attractive based on certain valuation factors. Among the valuation factors used to evaluate these stocks are companies with lower debt ratios than their peer group and companies that are undervalued vs. the company’s intrinsic worth and future income potential. These stocks generally have growth prospects that are viewed as sub par by the market. Reflecting these market expectations, the prices of value stocks typically are below-average relative to such factors as revenue, earnings, book value and dividends.

Principal Investment Risks of Investing in the Value Fund:    Any investment involves risk. The risks associated with an investment in the Value Fund include:

•

Market Risk—The market value of the Value Fund’s investments fluctuates as the equity market fluctuates. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole.

•

Large Capitalization Company Risk—The Value Fund invests primarily in large cap companies. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Large cap companies also may be unable to attain the high growth rates reached by successful, smaller companies, especially during extended periods of economic expansion.

•

Volatility Risk—The performance of the Value Fund can be affected by unexpected events (e.g., significant earnings shortfalls or gains, war, political events, etc.) that cause major price changes in individual securities or market sectors.

•

MLP Risk—Investing in MLPs involves risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, as described in more detail in the prospectus.

•

Portfolio Management Risk—The Value Fund’s ability to achieve its investment objective is dependent on Spirit of America Management Corp.’s (the “Adviser”) ability to identify profitable investment opportunities for the Fund. The stocks purchased by the Adviser, while believed to be undervalued, may not appreciate in value as anticipated.

•	Risk of Loss—The potential loss of your investment in the Value Fund if the Fund depreciates in value.

•	Dividend Payment Risk—The risk that a portfolio holding is unable to maintain dividend payments at historical levels.

Suitability:    An investment in the Value Fund may be suitable for long-term investors who seek appreciation of capital. Investors should be willing to accept the potential volatility of such investments.

Performance Information:    The bar chart and performance table below illustrate the risks of investing in the Value Fund by showing changes in the Value Fund’s performance from year to year and by showing how the Value Fund’s average annual total returns compare with those of a broad measure of market performance. The Value Fund’s past performance (before and after taxes) does not necessarily indicate how the Value Fund will perform in the future.

The bar chart shows the changes in annual total returns from inception for the Value Fund’s Class A shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown. Updated performance information, current through the most recent month end, is available by calling Ultimus Asset Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), at 1-800-452-4892.

The performance information displayed in the bar chart and performance table is the performance of Class A shares only, which will differ from Class C shares to the extent the classes do not have the same expenses and inception dates. Performance is not shown for Class C shares because it is a new class of shares and have not been offered for a full calendar year.

Value Fund’s Annual Returns (%)

Class A Shares

The performance table shows how the Value Fund’s average annual returns compare with those of its benchmark, the S&P 500 Index.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2016)

	1 Year	5 Years	10 Years
Spirit of America Large Cap Value Fund—Class A
Return Before Taxes	2.81%	9.60%	4.55%
Return After Taxes on Distributions(1)(2)	1.35%	9.02%	4.15%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	2.79%	7.60%	3.62%
S&P 500 Index	11.96%	14.66%	6.95%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2)	Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

Investment Adviser:    Spirit of America Management Corp.

Portfolio Managers:    Alpana Sen serves as the Portfolio Manager and is primarily responsible for the day-to-day portfolio management of the Value Fund. Ms. Sen has been the Portfolio Manager of the Value Fund since December 31, 2008. . Ms. Sen joined the Adviser on September 29, 2008. Douglas Revello serves as Co-Portfolio Manager of the Value Fund. Mr. Revello became the Co-Portfolio Manager of the Value Fund effective November 18, 2015. Mr. Revello has been associated with the Adviser since May 18, 2009 as the Co-Portfolio Manager of the Municipal Tax Free Bond Fund through November 17, 2015 and was designated Portfolio Manager on November 18, 2015.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Value Fund.

Purchasing, Selling and Exchanging Fund Shares:

Minimum Initial Investment	Subsequent Minimum Investment
$500	$50

You may redeem your shares of the Fund on any business day that the NYSE is open for business. Shares may be redeemed by written redemption request, telephone or wire transfer.

Taxes:    The Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is an IRA, 401(k) or other tax-advantaged investment plans, or when the distribution is derived from tax-exempt income.

Payments to Broker-Dealers and Other Financial Intermediaries:    If you purchase shares of the Value Fund through a broker-dealer or other financial intermediary (such as a bank), the Value Fund and its related companies may pay the intermediary for the sale of the Value Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Value Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

(the “Municipal Tax Free Bond Fund”)

SUMMARY SECTION

Investment Objective:    The Municipal Tax Free Bond Fund seeks to provide high current income that is exempt from federal income tax, including alternative minimum tax.

Fees and Expenses of the Municipal Tax Free Bond Fund:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Municipal Tax Free Bond Fund. You may qualify for sales charge discounts if you invest at least $100,000 in the funds comprising Spirit of America Investment Funds, Inc., which includes the Spirit of America Real Estate Income and Growth Fund, the Spirit of America Large Cap Value Fund, the Spirit of America Municipal Tax Free Bond Fund, the Spirit of America Income Fund and the Spirit of America Income & Opportunity Fund and the Spirit of America Energy Fund (which offers sales charge discounts if you invest at least $25,000 in the Spirit of America Energy Fund offered in a separate prospectus), collectively referred to as the “Spirit of America Investment Funds.” More information about these and other discounts is available from your financial professional and in the sections titled “Additional Information About How to Purchase Shares” and “Distribution Arrangements—Sale of Class A Shares” of the Municipal Tax Free Bond Fund’s prospectus and in the section titled “How to Purchase Shares” of the Municipal Tax Free Bond Fund’s Statement of Additional Information.

Shareholder Fees

(fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load)(1) (as a percentage of net asset value)	1.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.15%	1.00%
Other Expenses	0.29%	0.29%

Total Annual Fund Operating Expenses	1.04%	1.89%

Fee Waiver and/or Expense Reimbursement(2)	(0.14)%	(0.14)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.90%	1.75%

(1)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

(2)	Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 0.90% and 1.75% of the Class A and Class C average daily net assets, respectively, through April 30, 2018. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Municipal Tax Free Bond Fund within the following three years, provided the Municipal Tax Free Bond Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expense Agreement can be terminated at any time, by the Board of Directors, on behalf of the Municipal Tax Free Bond Fund, upon sixty days written notice to the Adviser.

Example:    This Example is intended to help you compare the cost of investing in the Municipal Tax Free Bond Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Municipal Tax Free Bond Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Municipal Tax Free Bond Fund would be:

	1 year	3 years	5 years	10 years
Class A Shares	$562	$777	$1,009	$1,674
Class C Shares—no redemption	$178	$580	$1,008	$2,200
Class C Shares—with redemption	$278	$580	$1,008	$2,200

Portfolio Turnover:    The Municipal Tax Free Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Municipal Tax Free Bond Fund’s performance. During the most recent fiscal year ended December 31, 2016, the Municipal Tax Free Bond Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategy:    The Municipal Tax Free Bond Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its assets in municipal bonds that are exempt from federal income tax, including the alternative minimum tax (“AMT”). Typically, municipal bonds are issued by or on behalf of states and local governments and their agencies, authorities and/or other instrumentalities. The portfolio manager seeks out municipal bonds with the potential to offer high current income, generally focusing on municipal bonds that can provide consistently attractive current yields. Although the Municipal Tax Free Bond Fund tends to maintain a long-weighted average maturity, there are no maturity restrictions on the Municipal Tax Free Bond Fund or on individual securities.

The Municipal Tax Free Bond Fund intends to invest a substantial portion of its assets in high yield municipal bonds and “private activity” bonds that, at the time of purchase, are rated below investment grade by Standard and Poor’s, Moody’s or Fitch, or if unrated, determined by the Fund to be of comparable quality (i.e., “junk bonds”). The Municipal Tax Free Bond Fund may also invest, without limitation, in higher rated municipal bonds. The Municipal Tax Free Bond Fund may invest a portion of its total assets in “private activity” bonds whose interest is a tax-preference item for purposes of the AMT. For Municipal Tax Free Bond Fund investors subject to the AMT, distributions derived from “private activity” bonds must be included in their AMT calculations and, as such, a portion of the Municipal Tax Free Bond Fund’s distribution may be subject to federal income tax.

The Municipal Tax Free Bond Fund may also invest a portion of its total assets in municipal bonds that finance projects such as those relating to utilities, transportation, health care, housing and education, and a portion of its total assets in industrial development bonds.

The Municipal Tax Free Bond Fund may invest in other debt obligations, including two types of municipal bonds known as tobacco settlement revenue bonds and tobacco bonds subject to a state’s appropriation pledge (“Tobacco Bonds”).

The Municipal Tax Free Bond Fund may invest in municipal lease agreements and certificates of participation. Municipal leases are used by state and local governments to obtain financing to acquire land, equipment or facilities. Certificates of participation represent a proportionate interest in payments made under municipal lease obligations.

The Municipal Tax Free Bond Fund may invest in other types of fixed income instruments including securities issues by entities, such as trusts, whose underlying assets are municipal bonds. The Municipal Tax Free Bond Fund may also invest in private placements.

Principal Risks of Investing in the Municipal Tax Free Bond Fund:    An investment in the Municipal Tax Free Bond Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Municipal Tax Free Bond Fund’s share price will fluctuate within a wide range. There is no assurance that the Municipal Tax Free Bond Fund will achieve its investment objective. The Municipal Tax Free Bond Fund’s performance could be adversely affected by the following principal risks:

•

Market Risk—Market risk is the possibility that the value of the Municipal Tax Free Bond Fund’s securities may decline in value due to factors affecting the securities markets in general or specific state, municipal or local issuers within the securities markets.

•

Interest Rate Risk—Interest rate risk is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Municipal Tax Free Bond Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate fluctuations than are the prices of short-term bonds.

•

Credit Risk—Credit risk is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be moderate to high for the Municipal Tax Free Bond Fund because it seeks to invest a portion of the Fund’s assets in low-quality bonds.

•

Credit Risks of Lower-Grade Securities—Credit risks of lower-grade securities is the possibility that municipal securities rated below investment grade, or unrated of similar quality (i.e., “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Municipal Tax Free Bond Fund’s ability to sell these securities (see “Liquidity Risk,” described under “Additional Information about the Investment Objectives, Principal Investment Strategies and Related Risks of the Municipal Tax Free Bond Fund” below) at an acceptable price. If the issuer of securities defaults on its payment of interest or principal, the Municipal Tax Free Bond Fund may lose its entire investment in those securities.

•

Call Risk—Call risk is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon rate bonds before their maturity dates. The Municipal Tax Free

Bond Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Municipal Tax Free Bond Fund’s income. Call risk is typically higher for long-term bonds.

•

Tobacco Bond Risk—Tobacco bond risk is the possibility that payments of principal and interest, which are not generally backed by the full faith, credit or taxing power of the state or local government, may, with respect to “Tobacco Settlement Revenue Bonds,” be affected by fluctuations in the future revenue flow from tobacco companies used to secure these payments or, in the case of “Subject to Appropriation Tobacco Bonds,” by a state’s inability or failure to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due.

•

Portfolio Management Risk—The Municipal Tax Free Bond Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. The bonds purchased by the Adviser may not perform as anticipated.

Suitability:    An investment in the Municipal Tax Free Bond Fund may be suitable for intermediate to long-term investors who seek high current income exempt from federal income tax. Investors should be willing to accept the risks and potential volatility of such investments.

Performance Information:    The bar chart and performance table below illustrate the risks of investing in the Municipal Tax Free Bond Fund by showing the Municipal Tax Free Bond Fund’s performance compared to that of a broad measure of market performance. The Municipal Tax Free Bond Fund’s past performance (before and after taxes) does not necessarily indicate how the Municipal Tax Free Bond Fund will perform in the future.

The bar chart shows the changes in annual total returns from inception for the Municipal Tax Free Bond Fund’s Class A shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown. Updated performance information, current through the most recent month end, is available by calling Ultimus Asset Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), at 1-800-452-4892.

The performance information displayed in the bar chart and performance table is the performance of Class A shares only, which will differ from Class C shares to the extent the classes do not have the same expenses and inception dates. Performance is not shown for Class C shares because it is a new class of shares and have not been offered for a full calendar year.

Municipal Tax Free Bond Fund’s Annual Returns (%)

Class A Shares

The performance table shows how the Municipal Tax Free Bond Fund’s average annual return compares with that of its benchmark, the Bloomberg Barclays Capital Municipal Bond Index.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2016)

	1 Year	5 Years	Since Inception, February 29, 2008
Spirit of America Municipal Tax Free Bond Fund—Class A
Return Before Taxes	(4.17)%	2.05%	3.30%
Return After Taxes on Distributions(1)(2)	(4.17)%	2.04%	3.18%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	(1.02)%	2.41%	3.42%
Bloomberg Barclays Capital Municipal Bond Index	0.25%	3.28%	4.76%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2)	Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

Investment Adviser:    Spirit of America Management Corp.

Portfolio Managers:    Douglas Revello serves as the Portfolio Manager and is primarily responsible for the day-to-day management of the Municipal Tax Free Bond Fund. Mr. Revello has been the Portfolio Manager of the Municipal Tax Free Bond Fund since May 18, 2009. Mr. Revello has been associated with the Adviser since May 18, 2009. Mark Reilly serves as a Co-Portfolio Manager of the Municipal Tax Free Bond Fund. Mr. Reilly became the Co-Portfolio Manager of the Municipal Tax Free Bond Fund effective July 1, 2016. Mr. Reilly also serves as Portfolio Manager of the Income Fund. Mr. Reilly joined the Adviser on November 18, 2015 and has over 20 years’ experience trading tax-free municipal bonds, taxable municipal bonds, and mortgage backed securities. Mr. Reilly had most recently served as David Lerner Associates, Inc.’s (“DLA”), the Funds’ principal underwriter and distributor’s, head fixed income trader from November 2012 until November 17, 2015.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Municipal Tax Free Bond Fund.

Purchasing, Selling and Exchanging Fund Shares:

Minimum Initial Investment	Subsequent Minimum Investment
$500	$50

You may redeem your shares of the Municipal Tax Free Bond Fund on any business day that the NYSE is open for business. Shares may be redeemed by written redemption request, telephone or wire transfer.

Taxes:    The Municipal Tax Free Bond Fund attempts to invest primarily in tax-exempt obligations, however, to the extent that the Municipal Tax Free Bond Fund’s distributions are taxable, they will be taxed as ordinary income or capital gains, unless your investment is an IRA, 401(k) or other tax-advantaged investment plans, or when the distribution is derived from tax-exempt income.

Payments to Broker-Dealers and Other Financial Intermediaries:    If you purchase shares of the Municipal Tax Free Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Municipal Tax Free Bond Fund and its related companies may pay the intermediary for the sale of the Municipal Tax Free Bond Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Municipal Tax Free Bond Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPIRIT OF AMERICA INCOME FUND

(the “Income Fund”)

SUMMARY SECTION

Investment Objective:    The Income Fund seeks to provide high current income.

Fees and Expenses of the Income Fund:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Income Fund. You may qualify for sales charge discounts if you invest at least $100,000 in the funds comprising Spirit of America Investment Funds, Inc., which includes the Spirit of America Real Estate Income and Growth Fund, the Spirit of America Large Cap Value Fund, the Spirit of America Municipal Tax Free Bond Fund, the Spirit of America Income Fund and the Spirit of America Income & Opportunity Fund and the Spirit of America Energy Fund (which offers sales charge discounts if you invest at least $25,000 in the Spirit of America Energy Fund offered in a separate prospectus), collectively referred to as the “Spirit of America Investment Funds.” More information about these and other discounts is available from your financial professional and in the sections titled “Additional Information About How to Purchase Shares” and “Distribution Arrangements—Sale of Class A Shares” of the Income Fund’s prospectus and in the section titled “How to Purchase Shares” of the Income Fund’s Statement of Additional Information.

Shareholder Fees

(fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load)(1) (as a percentage of net asset value)	1.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares
Management Fees(2)	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses(3)	0.25%	0.25%

Total Annual Fund Operating Expenses(2)	1.10%	1.85%

(1)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.
(2)

Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.10% and 1.85% of the Class A and Class C average daily net assets, respectively, through April 30, 2018. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Income Fund within the following three years, provided the Income Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expense Agreement can be terminated at any time, by the Board of Directors, on behalf of the Income Fund, upon sixty days written notice to the Adviser.
(3)	During the fiscal year ended December 31, 2016, the Adviser recouped $25,263 of previous fee reductions from the Income Fund, which resulted in 0.01% of additional fees paid by the Fund and is included in “Other Expenses.”

Example:    This Example is intended to help you compare the cost of investing in the Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Income Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Income Fund would be:

	1 year	3 years	5 years	10 years
Class A Shares	$582	$808	$1,052	$1,752
Class C Shares—no redemption	$188	$582	$1,001	$2,169
Class C Shares—with redemption	$288	$582	$1,001	$2,169

Portfolio Turnover:    The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Income Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Income Fund’s performance. During the most recent fiscal year ended December 31, 2016, the Income Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies:    The Income Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in a portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds (i.e., “junk bonds”), and collateralized mortgage obligations (“CMOs”). A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. The Income Fund may also invest in U.S. government agency securities issued or guaranteed by U.S. government-sponsored enterprises and federal agencies, including securities issued by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and the Government National Mortgage Association (“GNMA”). Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the U.S. Treasury. These also include securities issued by eligible private depository institutions and guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program. High yield bonds are rated below investment grade (BB and lower). The Portfolio Manager seeks out high yield bonds with the potential to offer high current income, generally focusing on high yield bonds that can provide consistently attractive current yields. High yield bonds offer high income in an effort to compensate investors for the higher risk of default (failure to make required interest or principal payments). The Income Fund may also invest in higher rated (above BB) bonds. Although the Income Fund expects to maintain a long-weighted average maturity, there are no maturity restrictions on the Income Fund or on individual securities. Typically, the investments in the Income Fund will be subject to federal income taxation.

Consistent with its objective, the Income Fund may invest in other securities, including futures, options and swaps. The Income Fund may also invest in MLPs, equity securities of dividend paying companies and private placements.

Principal Risks of Investing in the Income Fund:    An investment in the Income Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Income Fund’s share price will fluctuate within a wide range. There is no assurance that the Income Fund will achieve its investment objective. The Income Fund’s performance could be adversely affected by the following principal risks:

•

Market Risk—The market value of the Income Fund’s investments fluctuates as the equity market fluctuates. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole.

•

U.S. Government Securities Risk—Although U.S. Government securities are considered among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

•

Interest Rate Risk—Interest rate risk is the possibility that overall bond prices will decline because of rising interest rates. Even GNMAs and other agency securities (whose principal and interest payments are guaranteed) can decline in price if rates rise. Interest rate risk is expected to be high for the Income Fund because it invests, without limitation, in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

•

Credit Risk—Credit risk is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk is significant for the Income Fund because it seeks to invest a portion of the Income Fund’s assets in low-quality bonds. Even if there is no actual default, it is probable that a bond will decline in price if its credit quality declines and its bond rating is downgraded to a lower category. The Income Fund attempts to reduce portfolio credit risk by diversifying its holdings and carefully researching issuer credit quality.

•

Credit Risks of Lower-Grade Securities—Credit risks of lower-grade securities is the possibility that bonds rated below investment grade, or unrated of similar quality (i.e., “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade securities. High yield bond issuers often include small or relatively new companies lacking the operating history or capital to warrant investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Income Fund’s ability to sell these securities (see “Liquidity Risk”, described under “Additional Information about the Investment Objectives, Principal Investment Strategies and Related Risks of the Income Fund” below) at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Income Fund may lose its entire investment in those securities.

•

Call Risk—Call risk is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon rate bonds before their maturity dates. The Income Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Income Fund’s income. Call risk is typically higher for long-term bonds.

•

Risks of CMOs—Risks of CMOs is the possibility that the Income Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss, if there are defaults on the mortgage loans underlying the CMOs. This risk may be increased to the extent that the underlying mortgages include sub-prime mortgages and in relation to the level of subordination of the category of the CMOs held by the Income Fund. In addition, CMOs may be less liquid or may exhibit greater price volatility than other types of mortgages or asset-backed securities. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMO risk also depends on the issuer. While CMO collateral is typically issued by GNMA, FNMA or FHLMC, the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by government guarantees. CMO collateral may also include different or specialized types of mortgage loans or mortgage loan pools, letters of credit, or other types of credit enhancements and these so-called “private label” CMOs are the sole obligation of their issuer.

•

MLP Risk—Investing in MLPs involves risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, as described in more detail in the prospectus.

•	Dividend Risk—Dividend risk is the risk that there can be no assurance that a dividend-paying company will continue to make regular dividend payments.

•

Portfolio Management Risk—The Income Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. The securities purchased by the Adviser may not perform as anticipated.

Suitability:    An investment in the Income Fund may be suitable for intermediate to long-term investors who seek high current income. Investors should be willing to accept the risks and potential volatility of such investments.

Performance Information:    The bar chart and performance table below illustrate the risks of investing in the Income Fund by showing the Income Fund’s performance compared to that of a broad measure of market performance. The Income Fund’s past performance (before and after taxes) does not necessarily indicate how the Income Fund will perform in the future.

The bar chart shows the changes in annual total returns from inception for the Income Fund’s Class A shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown. Updated performance information, current through the most recent month end, is available by calling Ultimus Asset Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), at 1-800-452-4892.

The performance information displayed in the bar chart and performance table is the performance of Class A shares only, which will differ from Class C shares to the extent the classes do not have the same expenses and inception dates. Performance is not shown for Class C shares because it is a new class of shares and have not been offered for a full calendar year.

Income Fund’s Annual Returns (%)

Class A Shares

The performance table shows how the Income Fund’s average annual return compares with that of its benchmark, the Bloomberg Barclays Capital U.S. Aggregate Index.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2016)

	1 Year	5 Years	Since Inception, December 31, 2008
Spirit of America Income Fund—Class A
Return Before Taxes	0.02%	3.99%	7.54%
Return After Taxes on Distributions(1)(2)	(1.55)%	2.19%	5.31%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	0.07%	2.31%	4.99%
Bloomberg Barclays Capital U.S. Aggregate Index	2.65%	2.23%	3.91%

*	The inception of the Income Fund Class A Shares was December 31, 2008.
(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2)	Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

Investment Adviser:    Spirit of America Management Corp.

Portfolio Managers:    Mark Reilly serves as Portfolio Manager of the Income Fund and is primarily responsible for the day-to-day management of the Income Fund. Mr. Reilly became the Co-Portfolio Manager of the Income Fund effective November 18, 2015 and transitioned to Portfolio Manager on July 1, 2016. Mr.Reilly also serves as Co-Portfolio Manager of the Municipal Tax Free Bond Fund. Mr. Reilly joined the Adviser on November 18, 2015 and has over 20 years’ experience trading tax-free municipal bonds, taxable municipal bonds, and mortgage backed securities. Mr. Reilly had most recently served as David Lerner Associates, Inc.’s (“DLA”), the Funds’ principal underwriter and distributor’s, head fixed income trader from November 2012 until November 17, 2015. William Mason serves as the Co-Portfolio Manager of the Income Fund. Mr. Mason has been a Portfolio Manager of the Income Fund since the Fund’s inception on December 31, 2008. Mr. Mason joined the Adviser on February 29, 2008. Mr. Mason also currently manages the Opportunity Fund which commenced operations on July 8, 2013, and manages the Energy Fund as of November 18, 2015. Mr. Mason also serves as Co-Portfolio Manager to the Real Estate Fund. Mr. Mason was previously the Portfolio Manager of the Municipal Tax Free Bond Fund from February 29, 2008 through May 17, 2009.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Income Fund.

Purchasing and Selling Fund Shares:

Minimum Initial Investment	Subsequent Minimum Investment
$500	$50

You may redeem your shares of the Income Fund on any business day that the NYSE is open for business. Shares may be redeemed by written redemption request, telephone or wire transfer.

Taxes:    The Income Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is an IRA, 401(k) or other tax-advantaged investment plans, or when the distribution is derived from tax-exempt income.

Payments to Broker-Dealers and Other Financial Intermediaries:    If you purchase shares of the Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Income Fund and its related companies may pay the intermediary for the sale of the Income Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND

(the “Opportunity Fund”)

SUMMARY SECTION

Investment Objective:     The Opportunity Fund seeks to provide current income and the potential for capital appreciation.

Fees and Expenses of the Opportunity Fund:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Opportunity Fund. You may qualify for sales charge discounts if you invest at least $100,000 in the funds comprising Spirit of America Investment Funds, Inc., which includes the Spirit of America Real Estate Income and Growth Fund, the Spirit of America Large Cap Value Fund, the Spirit of America Municipal Tax Free Bond Fund, the Spirit of America Income Fund and the Spirit of America Income & Opportunity Fund and the Spirit of America Energy Fund (which offers sales charge discounts if you invest at least $25,000 in the Spirit of America Energy Fund offered in a separate prospectus), collectively referred to as the “Spirit of America Investment Funds.” More information about these and other discounts is available from your financial professional and in the sections titled “Additional Information About How to Purchase Shares” and “Distribution Arrangements—Sale of Class A Shares” of the Opportunity Fund’s prospectus and in the section titled “How to Purchase Shares” of the Opportunity Fund’s Statement of Additional Information.

Shareholder Fees

(fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load)(1) (as a percentage of net asset value)	1.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares
Management Fees(2)	0.65%	0.65%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses(3)	0.35%	0.35%

Total Annual Fund Operating Expenses(2)	1.25%	2.00%

(1)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.
(2)

Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.25% and 2.00% of the Class A and Class C average daily net assets, respectively, through

April 30, 2018. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Opportunity Fund within the following three years, provided the Opportunity Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expense Agreement can be terminated at any time, by the Board of Directors, on behalf of the Opportunity Fund, upon sixty days written notice to the Adviser.
(3)	During the fiscal year ended December 31, 2016, the Adviser recouped $16,240 of previous fee reductions from the Opportunity Fund, which resulted in 0.03% of additional fees paid by the Fund and is included in “Other Expenses.”

Example:    This Example is intended to help you compare the cost of investing in the Opportunity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Opportunity Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Opportunity Fund would be:

	1 year	3 years	5 years	10 years
Class A Shares	$596	$853	$1,129	$1,915
Class C Shares—no redemption	$203	$627	$1,078	$2,327
Class C Shares—with redemption	$303	$627	$1,078	$2,327

Portfolio Turnover:    The Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Opportunity Fund’s performance. During the most recent fiscal year ended December 31, 2016, the Opportunity Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies:    The Opportunity Fund seeks to achieve its investment objective by investing a substantial percentage of its total assets in a combination of the following:

•

Equity securities, including common stock, preferred stock and convertible preferred stock of companies of any capitalization (including small cap companies), whether domestic or foreign, with potential for accelerating growth, above-average growth or growth potential, increasing or consistent profitability and/or a proven history of paying consistent dividends.

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Fixed income securities of any grade, as well as non-rated fixed income securities, both short-term and long-term, including zero-coupon securities, taxable and tax-free municipal bonds, income producing convertible securities, corporate bonds, including high yield U.S. corporate bonds (i.e., “junk” bonds), floating rate bonds and step coupon bonds, municipal lease agreements, certificates of participation and collateralized mortgage obligations (“CMOs”). Step coupon bonds are bonds that typically do not entitle the holder to any periodic payments of interest for some initial period after the issuance of the obligation; thereafter, step coupon bonds pay interest for fixed periods of time at particular interest rates. Floating rate bonds pay interest at rates that are adjusted periodically according to a specific formula, usually with reference to some interest rate index or market interest rate. The floating rate bond tends to decrease the security’s price sensitivity to changes in interest rates. A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. The Opportunity Fund may also invest in U.S. government agency securities issued or guaranteed by U.S. government-sponsored enterprises and federal agencies, including securities issued by FNMA, FHLMC, and GNMA. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the U.S. Treasury. These also include securities issued by eligible private depository institutions.

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Equity REITs and mortgage REITs. A real estate investment trust (“REIT”) is a company that derives at least 75% of its gross income from (a) rents from real property, (b) interests in real property or interest on obligations secured by mortgages, (c) the sale or other disposition of real property, (d) dividends, distributions or other gains from investments in other REITs, (e) abatements or tax refunds on real property, (f) income and gain derived from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) certain other qualified temporary investment income. A REIT must also receive 95% of its gross income from (a) dividends, (b) interest, (c) rents from real property, (d) gain from the sale or other disposition of stock, securities, and real property, (e) abatements and refunds on taxes on real property, (f) income and gain from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) mineral royalty income. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Mortgage REITs invest the majority of their assets in companies that own real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Opportunity Fund will indirectly bear its proportionate share of expenses incurred by REITs in which it invests, in addition to the expenses incurred directly by the Opportunity Fund.

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Master Limited Partnerships; provided that no more than 25% of the net assets of the Opportunity Fund shall be invested in MLPs at any given time. MLPs are publicly traded partnerships typically engaged in the transport, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. These activities are often referred to as the “energy infrastructure.”

As part of its investment process, the Adviser relies on the portfolio manager’s investment experience and research to identify investment opportunities in the equity and fixed income securities markets that will provide steady sources of income and some potential for capital appreciation without incurring unnecessary risks.

Principal Risks of Investing in the Opportunity Fund:    An investment in the Opportunity Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Opportunity Fund’s share price may fluctuate within a wide range. There is no assurance that the Opportunity Fund will achieve its investment objective. The Opportunity Fund’s performance could be adversely affected by the following principal risks:

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Market Risks—The market value of the Opportunity Fund’s investments in equities, including MLP common units, and fixed income securities will fluctuate as the respective markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole. Performance of the Opportunity Fund can be affected by unexpected events (e.g., significant earnings shortfalls or gains, war, or political events) that can cause major price changes in individual securities or market sectors. The equity securities purchased by the Opportunity Fund may not appreciate in value as the Adviser anticipates.

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Foreign Securities Risk—The Opportunity Fund may invest in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. Investments in foreign securities involve certain risks not generally associated with investments in securities of U.S. issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, delays in transaction settlements, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, and the difficulty of enforcing obligations in other countries. With any investment in foreign securities, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, confiscation without fair compensation and war.

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Small Cap Company Risk—Smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

•	Dividend Risk—There can be no assurance that a dividend-paying company will continue to make regular dividend payments.

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Portfolio Management Risk—The Opportunity Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. The securities purchased by the Adviser may not perform as anticipated.

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REITs Risk—REITs are dependent upon management skills, are primarily invested in real estate, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code. Due to the cyclical nature of the real estate industry, REITs may under-perform in comparison with other investment sectors. Investing in publicly traded REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor’s 500 Index. Rising interest rates may reduce the demand for REITs which may cause them to perform badly.

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Interest Rate Risk—The Opportunity Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Even GNMAs and other agency securities (whose principal and interest payments are guaranteed) can decline in price if rates rise.

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Credit Risk—The Opportunity Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Opportunity Fund may invest in junk bonds. The Opportunity Fund may be affected by credit risk of lower grade securities, which is the possibility that securities rated below investment grade, or unrated of similar quality, (i.e., “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade securities. Securities that are (or that have fallen) below investment grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Opportunity Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Opportunity Fund may lose its entire investment in those securities.

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Call Risk—Another risk that could most adversely affect the Opportunity Fund’s performance is call risk, which is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon bonds before their maturity dates. The Opportunity Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

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CMO Risk—The Opportunity Fund may be affected by credit risk of CMOs, which is the possibility that the Opportunity Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss, if there are defaults on the mortgage loans underlying the CMOs. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages and in relation to the level of subordination of the category of the CMOs held by the Opportunity Fund. In addition, CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities and some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMO risk also depends on the issuer. While CMO collateral is typically issued by GNMA, FNMA or FHLMC, the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by government guarantees. CMO collateral may also include different or specialized types of mortgage loans or mortgage loan pools, letters of credit, or other types of credit enhancements. These so-called “private label” CMOs are the sole obligation of their issuer.

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MLP Risk—Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, as described in more detail in the prospectus. Moreover, energy infrastructure companies are subject to risks specific to the industry they serve including, but not limited to, (i) fluctuations in commodity prices; (ii) reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; (iii) new construction risks and acquisition risk which can limit growth potential; (iv) a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes; (v) depletion of the natural gas reserves or other commodities if not replaced; (vi) changes in the regulatory environment; (vii) extreme weather; (viii) rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and (ix) threats of attack by terrorists.

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MLP Tax Risk—MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions, credits and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the

Opportunity Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Opportunity Fund and lower income.

•	Convertible Securities Risk—Convertible securities risk is the risk that convertible securities generally offer lower interest or dividend yields than non-convertible securities of comparable quality.

Suitability:    An investment in the Opportunity Fund may be suitable for intermediate to long-term investors who seek high current income and the potential for some capital appreciation. Investors should be willing to accept the risks and potential volatility of such investments.

Performance Information:    The bar chart and performance table below illustrate the risks of investing in the Opportunity Fund by showing the Opportunity Fund’s performance compared to that of a broad measure of market performance. The Opportunity Fund’s past performance (before and after taxes) does not necessarily indicate how the Opportunity Fund will perform in the future.

The bar chart shows the changes in annual total returns from inception for the Opportunity Fund’s Class A shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown. Updated performance information, current through the most recent month end, is available by calling Ultimus Asset Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), at 1-800-452-4892.

The performance information displayed in the bar chart and performance table is the performance of Class A shares only, which will differ from Class C shares to the extent the classes do not have the same expenses and inception dates. Performance is not shown for Class C shares because it is a new class of shares and have not been offered for a full calendar year.

Opportunity Fund’s Annual Returns (%)

Class A Shares

The performance table shows how the Opportunity Fund’s average annual return compares with that of its benchmark, the Bloomberg Barclays Capital U.S. Aggregate Index.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2016)

	1 Year	Since Inception, July 8, 2013
Spirit of America Opportunity Fund—Class A
Return Before Taxes	3.22%	1.81%
Return After Taxes on Distributions(1)(2)	2.58%	0.78%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	2.03%	1.01%
Bloomberg Barclays Capital U.S. Aggregate Index	2.65%	2.91%

*	The inception of the Opportunity Fund Class A Shares was July 8, 2013.
(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2)	Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

Investment Adviser:    Spirit of America Management Corp., with an address at 477 Jericho Turnpike, P.O. Box 9006, Syosset, NY 11791-9006.

Portfolio Manager:    William Mason serves as the Portfolio Manager and is primarily responsible for the day-to-day management of the Opportunity Fund. Mr. Mason has been the Portfolio Manager of the Opportunity Fund since the Fund’s inception on July 8, 2013. Mr. Mason joined the Adviser on February 29, 2008. Mr. Mason also currently manages the Income Fund which commenced operations on December 31, 2008, and manages the Real Estate Fund and Energy Fund as of November 18, 2015. Prior to managing the Income Fund, Mr. Mason was the Portfolio Manager of the Municipal Tax Free Bond Fund from February 29, 2008 through May 17, 2009.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Opportunity Fund.

Purchasing and Selling Fund Shares:

Minimum Initial Investment	Subsequent Minimum Investment
$500	$50

You may redeem your shares of the Opportunity Fund on any business day that the NYSE is open for business. Shares may be redeemed by written redemption request, telephone or wire transfer.

Taxes:    The Opportunity Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is an IRA, 401(k) or other tax-advantaged investment plans, or when the distribution is derived from tax-exempt income.

Payments to Broker-Dealers and Other Financial Intermediaries:    If you purchase shares of the Opportunity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Opportunity Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Opportunity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND

RELATED RISKS OF THE REAL ESTATE FUND

Investment Objective.    The Real Estate Fund seeks to provide current income and growth of capital.

Investment Strategies.    At least 80% of the Real Estate Fund’s total assets will be invested in equity REITs and the equity securities of real estate industry companies. A “real estate industry company” is a company that derives at least 50% of its gross revenues or net profits from either (a) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry, like building supplies or mortgage servicing.

When selecting equity securities for the Real Estate Fund, the Adviser focuses on whether the issuer can achieve sustainable growth in cash flow, which is a prerequisite to higher dividend paying capability. The Adviser looks for the economic viability of property markets in which the issuer operates, and the ability of management to add value through strategic focus and operating expertise. The Real Estate Fund purchases equity securities when, in the judgment of the Adviser, the market price for such securities does not adequately reflect its potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by site visits, price-earnings ratios for real estate companies, cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and any other factor which may from time to time be relevant. The Adviser also monitors interest rates, occupancies, rental income and new construction.

The Real Estate Fund may also invest in mortgage-backed securities, investment grade taxable municipal obligations, master limited partnerships (“MLPs”) and short term investments.

The Adviser may sell a stock when they think the stock is approaching full valuation, changing circumstances affect the original reasons for its purchase or more attractive opportunities are identified.

REITs.    The Real Estate Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Mortgage REITs invest the majority of their assets in companies that own real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Real Estate Fund will indirectly bear its proportionate share of expenses incurred by REITs in which it invests, in addition to the expenses incurred directly by the Real Estate Fund.

Mortgage-Backed Securities.    The Real Estate Fund may invest in all types of mortgage-backed securities. The Real Estate Fund also may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Taxable Municipal Obligations.    The Real Estate Fund may invest in investment grade taxable municipal securities. These securities are debt obligations issued by municipalities and local agencies within the United States to obtain funds for various public purposes. In addition, public authorities issue taxable industrial development bonds to provide for the construction, equipment, repair or improvement of certain privately operated or local facilities. These obligations, including those which are guaranteed by state, local and municipal agencies or instrumentalities, may or may not be backed by the full faith and credits of the taxing authority of the agency or instrumentality issuing the obligation. Unlike tax-free municipal securities, the interest on taxable municipal securities generally will be included in gross income for U.S. federal income tax purposes and may be subject to income taxes imposed by any state or political subdivision.

Investment grade securities are within the four highest credit ratings of Moody’s Investors Service, Inc. (“Moody’s”), are rated A-1, AA or better by Standard & Poor’s Ratings Group (“S&P”), or are comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by Spirit of America Management Corp. (the “Adviser”) to be of comparable quality. Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. The Real Estate Fund generally will not retain securities that fall below investment grade.

Master Limited Partnerships.    The Real Estate Fund may invest in MLPs. MLPs are publicly traded partnerships typically engaged in the transport, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. These activities are often referred to as “energy infrastructure.”

Short-Term Investments.    The short-term investments in which the Real Estate Fund may invest are: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody’s or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody’s or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

Convertible securities rank senior to common stocks in an issuer’s capital structure. They are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Concentration of Investments.    The Real Estate Fund invests primarily in real estate related securities. This means the Real Estate Fund is concentrated in the real estate industry. A fund that concentrates its investments in one particular industry is subject to greater risk of loss than a fund that has a more diversified portfolio of investments.

Temporary Investments.    From time to time, the Real Estate Fund may take temporary defensive positions that are inconsistent with its principal investment strategies. The Real Estate Fund will assume a temporary defensive position only when economic and other factors adversely affect the real estate industry market and, in the Adviser’s opinion, present extraordinary risks in being invested primarily in real estate securities. The Real Estate Fund may, as a temporary or defensive measure, invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or cash or cash equivalents, including investment grade short-term obligations. When the Real Estate Fund maintains a temporary defensive position, it may not achieve its investment objectives.

Risks.    Investments in real estate and real estate-related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. The main risks are those presented by direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Real Estate Fund’s investments are concentrated geographically, by property type or in certain other respects, the Real Estate Fund may be subject to these risks to a greater extent. The stocks purchased by the Real Estate Fund may not appreciate in value as the Adviser anticipates.

In addition, if the Real Estate Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Real Estate Fund owns, its ability to retain its tax status as a regulated investment company may be adversely affected.

REITs are primarily invested in real estate, dependent upon management skills, subject to heavy cash flow dependency, and have a risk of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code. Due to the cyclical nature of the real estate industry, REITs may under-perform in comparison with other investment sectors.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, trade less frequently and in a limited volume and be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor’s 500 Index (“S&P 500 Index”). Rising interest rates may reduce the demand for REITs which may cause them to perform badly.

Investing in investment grade taxable municipal obligations involves the risk of default among one or more issuers of taxable municipal obligations which are held by the Real Estate Fund. Another risk may be the inability to readily find a buyer at or near the market price should the Real Estate Fund need to quickly dispose of one or more of its positions in taxable municipal obligations. Also, municipal securities rated investment grade at the time of purchase may be subsequently downgraded.

Municipal obligations and short-term securities are subject to interest rate risk. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline.

Investing in mortgage-backed securities involves risks such as the failure of a counterparty to meet its commitments and the effects of prepayments on mortgage cash flows. Prepayment rates are influenced by changes in current interest rates as well as a variety of other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment, and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with mortgage-backed securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The Real Estate Fund may fail to recoup fully its investment in mortgage-backed securities due to the possibility of non-payment of the underlying mortgages, notwithstanding any direct or indirect governmental or agency guarantee. When the Real Estate Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of locking in interest rates.

Master Limited Partnerships.    Investing in MLPs, which are publicly traded partnerships typically engaged in the transport, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources, involve risks that differ from investments in common stock. These risks relate to limited control and limited rights to vote on matters affecting the MLP, potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. Moreover, energy infrastructure companies are subject to risks specific to the industry they serve including, but not limited to: i) fluctuations in commodity prices; ii) reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; iii) new construction risks and acquisition risk which can limit growth potential; iv) a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes; v) depletion of the natural gas reserves or other commodities if not replaced; vi) changes in the regulatory environment; vii) extreme weather; viii) rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and ix) threats of attack by terrorists.

In addition, MLPs carry tax risk. MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions, credits and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes. This could result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Real Estate Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Real Estate Fund and lower income.

Disclosure of Portfolio Holdings.    A description of the Real Estate Fund’s policies and procedures relating to selective disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information.

Commodity Exchange Act Exemption.    The Real Estate Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association. Therefore, the Real Estate Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

ADDITIONAL INFORMATION ABOUT THE

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND

RELATED RISKS OF THE VALUE FUND

Investment Objective.    The Value Fund seeks to provide capital appreciation with a secondary objective of current income.

Investment Strategies.    The Value Fund invests at least 80% of its total assets in large cap equity securities of companies in the value segment of the market. In order to achieve current income, the Value Fund will invest in equity securities with a proven history of paying consistent dividends. The Value Fund may also invest in MLPs.

The Value Fund invests in publicly registered companies which are generally listed on the New York Stock Exchange (“NYSE”), NYSE Amex or NASDAQ. The Value Fund defines large cap for purposes of the 80% test as companies having a market capitalization in excess of $5 billion. The Value Fund will focus on companies which may be established in their industry, but are deemed to be undervalued by the Value Fund’s Adviser. As part of the investment process, the Adviser also looks at the economic viability of a company and its market sector, as well as the ability of management to add significant value through strategic focus and operating expertise.

The Adviser may sell a stock when they think the stock is approaching full valuation, changing circumstances affect the original reasons for its purchase or more attractive opportunities are identified.

Temporary Investments.    From time to time, the Value Fund may take temporary defensive positions that are inconsistent with its principal investment strategies. The Value Fund will assume a temporary defensive position only when economic and other factors adversely affect the equity market. The Value Fund may, as a temporary or defensive measure, invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or cash or cash equivalents, including investment grade short-term obligations. When the Value Fund maintains a temporary defensive position, it may not achieve its investment objectives.

Stock Market Risks.    The market value of the Value Fund’s investments will fluctuate as the equity market fluctuates. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole. Performance of the Value Fund can be affected by unexpected events (e.g., significant earnings shortfalls or gains, war, political events, etc.) that cause major price changes in individual securities or market sectors. The stocks purchased by the Value Fund may not appreciate in value as the Adviser anticipates.

Large Capitalization Company Risk.    The Value Fund invests primarily in large cap companies. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Large cap companies also may be unable to attain the high growth rates reached by successful, smaller companies, especially during extended periods of economic expansion.

Value Investing.    The value approach to investing involves the risk that the stocks selected by the Adviser may remain undervalued. Value stocks as a group may be out of favor and under-perform the overall equity market for a long period of time, while the market concentrates on “growth” stocks. In addition, the Value Fund may need to forgo investments that show growth potential if they are inconsistent with its value investment strategy.

Value funds often focus many of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within such industries than would a more diversified portfolio of securities.

Other risks include the risk associated with dividend-paying companies, such as the company’s inability to continue regular dividend payments.

Master Limited Partnerships.    Investing in MLPs, which are publicly traded partnerships typically engaged in the transport, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources, involve risks that differ from investments in common stock. These risks relate to limited control and limited rights to vote on matters affecting the MLP, potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. Moreover, energy infrastructure companies are subject to risks specific to the industry they serve including, but not limited to, the following: i) fluctuations in commodity prices; ii) reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; iii) new construction risks and acquisition risk which can limit growth potential; iv) a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes; v) depletion of the natural gas reserves or other commodities if not replaced; vi) changes in the regulatory environment; vii) extreme weather; viii) rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and ix) threats of attack by terrorists.

In addition, MLPs carry tax risk. MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Value Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Value Fund and lower income.

Disclosure of Portfolio Holdings.    A description of the Value Fund’s policies and procedures relating to selective disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information.

Commodity Exchange Act Exemption.    The Value Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association. Therefore, the Value Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

ADDITIONAL INFORMATION ABOUT THE

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND

RELATED RISKS OF THE MUNICIPAL TAX FREE BOND FUND

Investment Objective.    The Municipal Tax Free Bond Fund seeks to provide high current income that is exempt from federal income tax, including alternative minimum tax.

Investment Strategies.    The Municipal Tax Free Bond Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its assets in municipal bonds that are exempt from federal income tax, including the AMT. The portfolio manager seeks out municipal bonds with the potential to offer high current income, generally focusing on municipal bonds that can provide consistently attractive current yields. Although the Municipal Tax Free Bond Fund tends to maintain a long-weighted average maturity, there are no maturity restrictions on the Municipal Tax Free Bond Fund or on individual securities.

The Municipal Tax Free Bond Fund intends to invest a substantial portion of its assets in high yield municipal bonds and “private activity” bonds that, at the time of purchase, are rated below investment grade by Standard and Poor’s, Moody’s or Fitch, or if unrated, determined by the Fund to be of comparable quality (frequently referred to as “junk bonds”). The Municipal Tax Free Bond Fund may also invest, without limitation, in higher rated municipal bonds. The Municipal Tax Free Bond Fund may invest a portion of its total assets in “private activity” bonds whose interest is a tax-preference item for purposes of the federal AMT. For Fund investors subject to the AMT, distributions derived from “private activity” bonds must be included in their AMT calculations and, as such, a portion of the Municipal Tax Free Bond Fund’s distribution may be subject to federal income tax.

The Municipal Tax Free Bond Fund may invest in other debt obligations, including two types of municipal bonds known as tobacco settlement revenue bonds and tobacco bonds subject to a state’s appropriation pledge.

The Municipal Tax Free Bond Fund may invest in municipal lease agreements and certificates of participation.

The Municipal Tax Free Bond Fund may also invest insured municipal bonds, zero coupon bond and zero coupon convertible bonds and ETFs and private placements.

The Municipal Tax Free Bond Fund may invest in other types of fixed income instruments including securities issued by entities, such as trusts, whose underlying assets are municipal bonds. The Municipal Tax Free Bond Fund may also invest in private placements.

Temporary Investments.    From time to time, the Municipal Tax Free Bond Fund may take temporary defensive positions that are inconsistent with its principal investment strategies. The Municipal Tax Free Bond Fund will assume a temporary defensive posture only when economic and other factors adversely affect the municipal bond market and, in the Adviser’s opinion, present extraordinary risks in being invested primarily in municipal bonds. The Municipal Tax Free Bond Fund may, as a temporary or defensive measure, invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or cash or cash equivalents, including investment grade short-term obligations. When the Municipal Tax Free Bond Fund maintains a temporary defensive position, it may not achieve its investment objectives.

Risks.    The Municipal Tax Free Bond Fund is designed for long-term investors and not as a trading vehicle. From time to time, the Municipal Tax Free Bond Fund may not achieve the desired portfolio composition and, under inopportune market or economic conditions, it may not be able to achieve its investment objective.

An investment in the Municipal Tax Free Bond Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Municipal Tax Free Bond Fund’s share price will fluctuate within a wide range. There is no assurance that the Municipal Tax Free Bond Fund will achieve its investment objective. The Municipal Tax Free Bond Fund’s performance could be adversely affected by the following principal risks:

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Market Risk—Market risk is the possibility that the value of the Municipal Tax Free Bond Fund’s securities may decline in value due to factors affecting the securities markets in general or specific state, municipal or local issuers within the securities markets.

•

Interest Rate Risk—Interest rate risk is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Municipal Tax Free Bond Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate fluctuations than are the prices of short-term bonds.

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Credit Risk—Credit risk is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be moderate to high for the Municipal Tax Free Bond Fund because it seeks to invest a portion of the Fund’s assets in low-quality bonds.

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Credit Risks of Lower-Grade Securities—Credit risks of lower-grade securities is the possibility that municipal securities rated below investment grade, or unrated of similar quality (i.e., “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Municipal Tax Free Bond Fund’s ability to sell these securities (see “Liquidity Risk,” described under “Additional Information about the Investment Objectives, Principal Investment Strategies and Related Risks of the Municipal Tax Free Bond Fund” below) at an acceptable price. If the issuer of securities defaults on its payment of interest or principal, the Municipal Tax Free Bond Fund may lose its entire investment in those securities.

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Call Risk—Call risk is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon rate bonds before their maturity dates. The Municipal Tax Free Bond Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Municipal Tax Free Bond Fund’s income. Call risk is typically higher for long-term bonds.

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Tobacco Bond Risk—Tobacco bond risk is the possibility that payments of principal and interest, which are not generally backed by the full faith, credit or taxing power of the state or local government, may, with respect to “Tobacco Settlement Revenue Bonds,” be affected by fluctuations in the future revenue flow from tobacco companies used to secure these payments or, in the case of “Subject to Appropriation Tobacco Bonds,” by a state’s inability or failure to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due.

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Portfolio Management Risk—The Municipal Tax Free Bond Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. The bonds purchased by the Adviser may not perform as anticipated.

In addition to the principal risks previously discussed, the Municipal Tax Free Bond Fund has the following risks:

•	Income Risk—Income risk is the possibility that the Municipal Tax Free Bond Fund’s income will decline because of falling interest rates.

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Liquidity Risk—Liquidity risk is the possibility that particular investments are difficult to purchase or sell. The Municipal Tax Free Bond Fund’s investment in illiquid securities may reduce the returns of the Municipal Tax Free Bond Fund because it may be unable to sell the illiquid securities at an advantageous price or time. To the extent that the Municipal Tax Free Bond Fund invests in securities with substantial market and/or credit risk (i.e. “junk bonds”), the Municipal Tax Free Bond Fund will likely have greater exposure to liquidity risk. To the extent that the Municipal Tax Free Bond Fund invests in private placements which are generally illiquid, the Municipal Tax Free Bond Fund may be unable to sell those securities at an advantageous price or time.

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Municipal Project Specific Risk—Municipal project specific risk is the risk that the Municipal Tax Free Bond Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to utilities, transportation, health care, housing, and education), industrial development bonds, or in bonds from issuers of a single state.

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Municipal Lease Obligation Risk—Municipal lease obligation risk is the risk that because most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. Frequently, the municipal leases contain “non-appropriation” clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis. If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Although the obligation may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and expensive, and may result in a delay in recovering or the failure to fully recover the original investment. Some lease obligations may not have an active trading market, making it more difficult for the Municipal Tax Free Bond Fund to value and sell them quickly at an attractive price.

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Zero Coupon Securities Risk—Zero coupon securities risk is the risk that during periods of interest rate fluctuation, these securities are subject to greater fluctuations in their values than securities that pay current income. The Municipal Tax Free Bond Fund may need to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.

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Taxability Risk—Taxability risk is the risk that, subsequent to the Municipal Tax Free Bond Fund’s purchase of municipal securities whose interest is deemed to be exempt from federal income tax, the security may be determined to pay, or to have paid, taxable income. While the Municipal Tax Free Bond Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes, a subsequent change in the treatment of dividends paid or to be paid wherein those dividends are deemed taxable could subject the Municipal Tax Free Bond Fund’s shareholders to increased federal income tax liabilities.

On May 19, 2008, the Supreme Court of the United States (the “Court”) rendered its opinion in Department of Revenue v. Davis, 128 S. Ct. 1801 (2008) (“Davis”). At issue in Davis was a Kentucky statute that exempts from Kentucky personal income tax the interest derived from bonds issued by the Commonwealth of Kentucky or its subdivisions but does not exempt the interest derived from bonds issued by other states or their subdivisions. The Court held this differential tax scheme does not offend the Commerce Clause. The Court expressly set aside the issue of whether differential treatment of interest on private-activity bonds should be evaluated differently from the treatment of municipal bond interest generally because this argument was not considered by the lower courts.

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State Specific Risk—State specific risk is the possibility that if the Municipal Tax Free Bond Fund invests in the municipal bonds of a particular state, the bonds of that state may be affected significantly by economic, political or regulatory developments affecting the ability of that state’s issuers to pay interest or principal on their obligations.

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Investment Companies and Exchange Traded Funds (“ETFs”) Risk—Investments in the securities of ETFs and other investment companies, including money market funds, may involve duplication of advisory fees and certain other expenses. By investing in an ETF or another investment company, the Fund becomes a shareholder of that ETF or other investment company. As a result, Municipal Tax Free Bond Fund shareholders indirectly bear a fund’s proportionate share of the fees and expenses paid by the ETF or other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. As a shareholder, the Municipal Tax Free Bond Fund must rely on the ETF or other investment company to achieve its investment objective. If the ETF or other investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Municipal Tax Free Bond Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Additionally, despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the Municipal Tax Free Bond Fund has purchased may reduce the Fund’s yield and can cause the price of a money market security to decrease.

Disclosure of Portfolio Holdings.    A description of the Municipal Tax Free Bond Fund’s policies and procedures relating to selective disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information.

Commodity Exchange Act Exemption.    The Municipal Tax Free Bond Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association. Therefore, the Municipal Tax Free Bond Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

ADDITIONAL INFORMATION ABOUT THE

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND

RELATED RISKS OF THE INCOME FUND

Investment Objective.    The Income Fund seeks to provide high current income.

Investment Strategies.    The Income Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in a portfolio of taxable municipal bonds, income producing convertible securities, high yield U.S. corporate bonds (frequently called “junk” bonds), preferred stocks, and CMOs. A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. The Income Fund may also invest in U.S. government agency securities issued or guaranteed by U.S. government-sponsored enterprises and federal agencies, including securities issued by FNMA, FHLMC, and GNMA. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the U.S. Treasury. These also include securities issued by eligible private depository institutions and guaranteed by the FDIC) under its Temporary Liquidity Guarantee Program. High yield bonds are rated below investment grade (BB and lower). The Portfolio Manager seeks out high yield bonds with the potential to offer high current income, generally focusing on high yield bonds that can provide consistently attractive current yields. High yield bonds offer high income in an effort to compensate investors for the higher risk of default (failure to make required interest or principal payments). The Income Fund may also invest in higher rated (above BB) bonds. Although the Income Fund expects to maintain a long-weighted average maturity, there are no maturity restrictions on the Income Fund or on individual securities. Typically, the investments in the Income Fund will be subject to federal income taxation.

Consistent with its objective, the Income Fund may invest in other securities, including futures, options and swaps. The Income Fund may also invest in MLPs, equity securities of dividend-paying companies and private placements.

Temporary Investments.    From time to time, the Income Fund may take temporary defensive positions that are inconsistent with its principal investment strategies. The Income Fund will assume a temporary defensive posture only when economic and other factors adversely affect the bond market and, in the Adviser’s opinion, present extraordinary risks in being invested primarily in bonds. The Income Fund may, as a temporary or defensive measure, invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or cash or cash equivalents, including investment grade short-term obligations. When the Income Fund maintains a temporary defensive position, it may not achieve its investment objective.

Risks.     A risk that could most adversely affect the Income Fund’s performance is call risk, which is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon bonds before their maturity dates. The Income Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

An investment in the Income Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Income Fund’s share price will fluctuate within a wide range. There is no assurance that the Income Fund will achieve its investment objective. The Income Fund’s performance could be adversely affected by the following principal risks:

•

Market Risk—The market value of the Income Fund’s investments fluctuates as the equity market fluctuates. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole.

•

U.S. Government Securities Risk—Although U.S. Government securities are considered among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

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Interest Rate Risk—Interest rate risk is the possibility that overall bond prices will decline because of rising interest rates. Even GNMAs and other agency securities (whose principal and interest payments are guaranteed) can decline in price if rates rise. Interest rate risk is expected to be high for the Income Fund because it invests, without limitation, in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

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Credit Risk—Credit risk is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk is significant for the Income Fund because it seeks to invest a portion of the Income Fund’s assets in low-quality bonds. Even if there is no actual default, it is probable that a bond will decline in price if its credit quality declines and its bond rating is downgraded to a lower category. The Income Fund attempts to reduce portfolio credit risk by diversifying its holdings and carefully researching issuer credit quality.

•

Credit Risks of Lower-Grade Securities—Credit risks of lower-grade securities is the possibility that bonds rated below investment grade, or unrated of similar quality (i.e., “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade securities. High yield bond issuers often include small or relatively new companies lacking the operating history or capital to warrant investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Income Fund’s ability to sell these securities (see “Liquidity Risk”, described under “Additional Information about the Investment Objectives, Principal Investment Strategies and Related Risks of the Income Fund” below) at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Income Fund may lose its entire investment in those securities.

•

Call Risk—Call risk is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon rate bonds before their maturity dates. The Income Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Income Fund’s income. Call risk is typically higher for long-term bonds.

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Risks of CMOs—Risks of CMOs is the possibility that the Income Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss, if there are defaults on the mortgage loans underlying the CMOs. This risk may be increased to the extent that the underlying mortgages include sub-prime mortgages and in relation to the level of subordination of the category of the CMOs held by the Income Fund. In addition, CMOs may be less liquid or may exhibit greater price volatility than other types of mortgages or asset-backed securities. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMO risk also depends on the issuer. While CMO collateral is typically issued by GNMA, FNMA or FHLMC, the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by government guarantees. CMO collateral may also include different or specialized types of mortgage loans or mortgage loan pools, letters of credit, or other types of credit enhancements and these so-called “private label” CMOs are the sole obligation of their issuer.

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MLP Risk—Investing in MLPs involves risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, as described in more detail in the prospectus.

•	Dividend Risk—Dividend risk is the risk that there can be no assurance that a dividend-paying company will continue to make regular dividend payments.

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Portfolio Management Risk—The Income Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. The securities purchased by the Adviser may not perform as anticipated.

In addition to the principal risks previously discussed, the Income Fund has the following risks:

•	Income Risk—Income risk is the possibility that the Income Fund’s income will decline because of falling interest rates.

•

Liquidity Risk—Liquidity risk is the possibility that particular investments are difficult to purchase or sell. The Income Fund’s investment in illiquid securities may reduce the returns of the Income Fund because it may be unable to sell the illiquid securities at an advantageous price or time. To the extent that the Income Fund invests in securities with substantial market and/or credit risk (i.e., “junk bonds”), the Fund will likely have greater exposure to liquidity risk. To the extent that the Income Fund invests in private placements which are generally illiquid, the Income Fund may be unable to sell those securities at an advantageous price or time.

•

Municipal Project Specific Risk—Municipal project specific risk is the risk that the Income Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar municipal projects (such as those relating to utilities, transportation, health care, housing, and education) industrial development bonds, or in bonds from issuers of a single state.

•

Zero Coupon Securities Risk—Zero coupon securities risk is the risk that during periods of interest rate fluctuation, these securities are subject to greater fluctuations in their values than securities that pay current income. The Income Fund may need to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.

•

State Specific Risk—State specific risk is the possibility that if the Income Fund invests in the municipal bonds of a particular state, the bonds of that state may be affected significantly by economic, political or regulatory developments affecting the ability of that state’s issuers to pay interest or principal on their obligations.

•

ETF Risk—ETF risk is the risk that the Income Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Income Fund’s own operations. There can be no assurance that the investment objective of any ETF in which the Income Fund invests will be achieved, as ETFs may not replicate and maintain exactly the composition and relative weightings of securities in the index.

•	Convertible Securities Risk—Convertible securities risk is the risk that convertible securities generally offer lower interest or dividend yields than non-convertible securities of comparable quality.

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Defaulted or Bankrupt Securities Risks—Defaulted or bankrupt securities risk is the risk that to the extent that the Income Fund may invest in securities that are in default or bankruptcy, these securities will not pay principal and will typically be replaced by new securities issued in a financial restructuring or bankruptcy reorganization. There are risks in the timing and details of a restructuring or reorganization. Delays will result in lost income to the Income Fund, and the value and amount of new securities issued may be less than expected. There are also legal risks that proceedings may be lengthy and that bankruptcy laws may be interpreted in ways that are unfavorable to bondholders.

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Political and Domestic/International Crisis Risk—Political and domestic/international crisis risk is the risk that major political or domestic and/or international crises may occur which could have a significant effect on economic conditions and financial markets. Such crises, depending on their severity, timing and scale, could severely impact the operations of the Income Fund.

Disclosure of Portfolio Holdings.    A description of the Income Fund’s policies and procedures relating to selective disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information.

Commodity Exchange Act Exemption.    The Income Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association. Therefore, the Income Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

ADDITIONAL INFORMATION ABOUT THE

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND

RELATED RISKS OF THE OPPORTUNITY FUND

Investment Objective.    The Opportunity Fund seeks to provide shareholders with current income and the potential for some capital appreciation.

Principal Investment Strategies:    The Opportunity Fund seeks to achieve its investment objective by investing a substantial percentage of its total assets in a combination of the following:

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Equity securities, including common stock, preferred stock and convertible preferred stock of companies of any capitalization (including small cap companies), whether domestic or foreign, with potential for accelerating growth, above-average growth or growth potential, increasing or consistent profitability and/or a proven history of paying consistent dividends.

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Fixed income securities of any grade, as well as non-rated fixed income securities, both short-term and long-term, including zero-coupon securities, taxable and tax-free municipal bonds, income producing convertible securities, corporate bonds, including high yield U.S. corporate bonds (i.e., “junk” bonds), floating rate bonds and step coupon bonds, municipal lease agreements, certificates of participation and collateralized mortgage obligations (“CMOs”). Step coupon bonds are bonds that typically do not entitle the holder to any periodic payments of interest for some initial period after the issuance of the obligation; thereafter, step coupon bonds pay interest for fixed periods of time at particular interest rates. Floating rate bonds pay interest at rates that are adjusted periodically according to a specific formula, usually with reference to some interest rate index or market interest rate. The floating rate bond tends to decrease the security’s price sensitivity to changes in interest rates. A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. The Opportunity Fund may also invest in U.S. government agency securities issued or guaranteed by U.S. government-sponsored enterprises and federal agencies, including securities issued by FNMA, FHLMC, and GNMA. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the U.S. Treasury. These also include securities issued by eligible private depository institutions.

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Equity REITs and mortgage REITs. A real estate investment trust (“REIT”) is a company that derives at least 75% of its gross income from (a) rents from real property, (b) interests in real property or interest on obligations secured by mortgages, (c) the sale or other disposition of real property, (d) dividends, distributions or other gains from investments in other REITs, (e) abatements or tax refunds on real property, (f) income and gain derived from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) certain other qualified temporary investment income. A REIT must also receive 95% of its gross income from (a) dividends, (b) interest, (c) rents from real property, (d) gain from the sale or other disposition of stock, securities, and real property, (e) abatements and refunds on taxes on real property, (f) income and gain from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) mineral royalty income. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage

REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Mortgage REITs invest the majority of their assets in companies that own real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Opportunity Fund will indirectly bear its proportionate share of expenses incurred by REITs in which it invests, in addition to the expenses incurred directly by the Opportunity Fund.

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Master Limited Partnerships; provided that no more than 25% of the net assets of the Opportunity Fund shall be invested in MLPs at any given time. MLPs are publicly traded partnerships typically engaged in the transport, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. These activities are often referred to as the “energy infrastructure.”

As part of its investment process, the Adviser relies on the portfolio manager’s investment experience and research to identify investment opportunities in the equity and fixed income securities markets that will provide steady sources of income and some potential for capital appreciation without incurring unnecessary risks.

Risks of Investing in the Opportunity Fund:    An investment in the Opportunity Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Opportunity Fund’s share price may fluctuate within a wide range. There is no assurance that the Opportunity Fund will achieve its investment objective. The Opportunity Fund’s performance could be adversely affected by the following risks:

•

Market Risks—The market value of the Opportunity Fund’s investments in equities, including MLP common units, and fixed income securities will fluctuate as the respective markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole. Performance of the Opportunity Fund can be affected by unexpected events (e.g., significant earnings shortfalls or gains, war, or political events) that can cause major price changes in individual securities or market sectors. The equity securities purchased by the Opportunity Fund may not appreciate in value as the Adviser anticipates.

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Foreign Securities Risk—The Opportunity Fund may invest in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. Investments in foreign securities involve certain risks not generally associated with investments in securities of U.S. issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, delays in transaction settlements, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, and the difficulty of enforcing obligations in other countries. With any investment in foreign securities, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, confiscation without fair compensation and war.

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Small Cap Company Risk—Smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

•	Dividend Risk—There can be no assurance that a dividend-paying company will continue to make regular dividend payments.

•

Portfolio Management Risk—The Opportunity Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. The securities purchased by the Adviser may not perform as anticipated.

•

REITs Risk—REITs are dependent upon management skills, are primarily invested in real estate, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code. Due to the cyclical nature of the real estate industry, REITs may under-perform in comparison with other investment sectors. Investing in publicly traded REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor’s 500 Index. Rising interest rates may reduce the demand for REITs which may cause them to perform badly.

•

Interest Rate Risk—The Opportunity Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Even GNMAs and other agency securities (whose principal and interest payments are guaranteed) can decline in price if rates rise.

•

Credit Risk—The Opportunity Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Opportunity Fund may invest in junk bonds. The Opportunity Fund may be affected by credit risk of lower grade securities, which is the possibility that securities rated below investment grade, or unrated of similar quality, (i.e., “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade securities. Securities that are (or that have fallen) below investment grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Opportunity Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Opportunity Fund may lose its entire investment in those securities.

•

Call Risk—Another risk that could most adversely affect the Opportunity Fund’s performance is call risk, which is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon bonds before their maturity dates. The Opportunity Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

•

CMO Risk—The Opportunity Fund may be affected by credit risk of CMOs, which is the possibility that the Opportunity Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss, if there are defaults on the mortgage loans underlying the CMOs. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages and in relation to the level of subordination of the category of the CMOs held by the Opportunity Fund. In addition, CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities and some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMO risk also depends on the issuer. While CMO collateral is typically issued by GNMA, FNMA or FHLMC, the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by government guarantees. CMO collateral may also include different or specialized types of mortgage loans or mortgage loan pools, letters of credit, or other types of credit enhancements. These so-called “private label” CMOs are the sole obligation of their issuer.

•

MLP Risk—Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, as described in more detail in the prospectus. Moreover, energy infrastructure companies are subject to risks specific to the industry they serve including, but not limited to, (i) fluctuations in commodity prices; (ii) reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; (iii) new construction risks and acquisition risk which can limit growth potential; (iv) a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes; (v) depletion of the natural gas reserves or other commodities if not replaced; (vi) changes in the regulatory environment; (vii) extreme weather; (viii) rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and (ix) threats of attack by terrorists.

•

MLP Tax Risk—MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Opportunity Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Opportunity Fund and lower income.

•	Convertible Securities Risk—Convertible securities risk is the risk that convertible securities generally offer lower interest or dividend yields than non-convertible securities of comparable quality.

Non-Principal Investment Strategies:    In addition to the investment assets discussed above, the Opportunity Fund seeks to achieve its investment objective by investing its assets in a combination of the following:

•

Exchange traded funds (“ETFs”) that invest in the types of equity securities that the Opportunity Fund intends to invest in as part of its principal investment strategies; provided that no more than 5% of the net assets of the Opportunity Fund shall be invested in ETFs at any given time. ETFs may also be part of the Opportunity Fund’s temporary investment strategy or may be invested in as part of the Opportunity Fund’s hedging strategy.

•	Equity securities of real estate industry companies and mortgage backed securities.

•

Private placements; provided that no more than 5% of the net assets of the Opportunity Fund shall be invested in private placements at any given time. Private placements are non-public offerings of securities, generally with respect to public companies. Securities that are purchased in private placements are subject to restrictions on resale as a matter of contract or under federal securities laws.

•	Options. An option grants to a holder the right, but not the obligation, to buy or sell an asset, including securities, at a specified price on or before a specified date.

•

Cash or cash equivalents. Included in cash or cash equivalents is cash on hand, currency in the bank or other accounts, checks, money orders, readily marketable securities, short term instruments and other cash equivalents.

•

Any other asset in any market (including commodities and futures), whether domestic or foreign, equity or debt, or liquid or illiquid, that the Adviser believes is reasonably likely, depending on the circumstances and market or economic conditions, to provide a high probability of growth of capital, return on investment, current income, capital appreciation and/or a relatively high degree of safety in uncertain times. The Opportunity Fund may invest up to 15% of its net assets in illiquid securities.

Temporary Investments.    From time to time, the Opportunity Fund may take temporary defensive positions that are inconsistent with its principal investment strategies. The Opportunity Fund will assume a temporary defensive position only when economic and other factors adversely affect the markets and, in the Adviser’s opinion, present extraordinary risks in being invested in equity or certain fixed income securities. The Opportunity Fund may, as a temporary or defensive measure, invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or cash or cash equivalents, including investment grade short-term obligations. When the Opportunity Fund maintains a temporary defensive position, it may not achieve its investment objective.

Non-Principal Risks of Investing in the Opportunity Fund.    In addition to the investment assets discussed above, the Opportunity Fund’s performance could be adversely affected by the following risks involving the Opportunity Fund’s non-principal investment strategies:

•

Liquidity Risk—Liquidity risk is the possibility that particular investments are difficult to purchase or sell. The Opportunity Fund’s investment in illiquid securities, including common units of MLPs, may reduce the returns of the Opportunity Fund because it may be unable to sell the illiquid securities at an advantageous price or time. To the extent that the Opportunity Fund invests in securities with substantial market and/or credit risk (i.e., “junk bonds”), the Fund will likely have greater exposure to liquidity risk. To the extent that the Opportunity Fund invests in private placements which are generally illiquid, the Opportunity Fund may be unable to sell those securities at an advantageous price or time. Moreover, although common units of MLPs trade on the NYSE, the NASDAQ National Market, and AMEX, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Opportunity Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so.

•

Municipal Project Specific Risk—Municipal project specific risk is the risk that the Opportunity Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar municipal projects (such as those relating to utilities, transportation, health care, housing, and education) industrial development bonds, or in bonds from issuers of a single state.

•

Zero Coupon Securities Risk—Zero coupon securities risk is the risk that during periods of interest rate fluctuation, these securities are subject to greater fluctuations in their values than securities that pay current income. The Opportunity Fund may need to payout the imputed income on zero-coupon securities without receiving actual cash payments currently.

•

State Specific Risk—State specific risk is the possibility that if the Opportunity Fund invests in the municipal bonds of a particular state, the bonds of that state may be affected significantly by economic, political or regulatory developments affecting the ability of that state’s issuers to pay interest or principal on their obligations.

•

Real Estate Investments Risk—Investments in real estate and real estate-related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. The main risks are those presented by direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Opportunity Fund’s investments are concentrated geographically, by property type or in certain other respects, the Opportunity Fund may be subject to these risks to a greater extent. The stocks purchased by the Opportunity Fund may not appreciate in value as the Adviser anticipates. In addition, if the Opportunity Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Opportunity Fund owns, its ability to retain its tax status as a regulated investment company may be adversely affected.

•

ETF Risk—ETF risk is the risk that the Opportunity Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Opportunity Fund’s own operations. There can be no assurance that the investment objective of any ETF in which the Opportunity Fund invests will be achieved, as ETFs may not replicate and maintain exactly the composition and relative weightings of securities in the index.

•

Defaulted or Bankrupt Securities Risks—Defaulted or bankrupt securities risk is the risk that to the extent that the Opportunity Fund may invest in securities that are in default or bankruptcy, these securities will not pay principal and will typically be replaced by new securities issued in a financial restructuring or bankruptcy reorganization. There are risks in the timing and details of a restructuring or reorganization. Delays will result in lost income to the Opportunity Fund, and the value and amount of new securities issued may be less than expected. There are also legal risks that proceedings may be lengthy and that bankruptcy laws may be interpreted in ways that are unfavorable to bondholders.

•

Political and Domestic/International Crisis Risk—Political and domestic/international crisis risk is the risk that major political or domestic and/or international crises may occur which could have a significant effect on economic conditions and financial markets. Such crises, depending on their severity, timing and scale, could severely impact the operations of the Opportunity Fund.

Disclosure of Portfolio Holdings.    A description of the Opportunity Fund’s policies and procedures relating to selective disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information.

Commodity Exchange Act Exemption.    The Opportunity Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the U.S. Commodity Futures Exchange Commission. Therefore, the Opportunity Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

MANAGEMENT OF THE FUNDS

Additional Information About the Investment Adviser

The Adviser is the investment adviser of the Real Estate Fund, the Value Fund, the Municipal Tax Free Bond Fund, the Income Fund and the Opportunity Fund (each a “Fund,” and collectively, the “Funds”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser has managed the investments of the Funds since their inception and has no other assets under management.

The Adviser invests the Funds’ assets, manages the Funds’ business affairs and supervises the Funds’ day-to-day operations. The Adviser provides the Funds with advice on buying and selling securities in accordance with the Funds’ investment objectives, policies and limitations. The Adviser also furnishes office space and certain administrative and clerical services, and employs the personnel needed with respect to the Adviser’s responsibilities under its investment advisory contract with the Funds. The investment advisory agreement for the Funds was last approved by the Board of Directors (the “Board”), including the independent directors, on November 9, 2016. A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory contract is available in the Funds’ annual report to shareholders for the period ended December 31, 2016.

The Real Estate and Value Funds each pay the Adviser a fee at the annual rate of 0.97% of the Funds’ average daily net assets. The Municipal Tax Free Bond Fund and the Income Fund pay the Adviser a fee at the annual rate of 0.60% of the respective Fund’s average daily net assets. The Opportunity Fund pays the Adviser a fee at the annual rate of 0.65% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of the Municipal Tax Free Bond Fund under an Operating Expenses Agreement so that the total operating expenses will not exceed 0.90% and 1.75% of the Class A and Class C average daily net assets of the Fund, respectively, through April 30, 2018. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of the Income Fund under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.10% and 1.85% of the Class A and Class C average daily net assets of the Fund, respectively, through April 30, 2018. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of the Opportunity Fund under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.25% and 2.00% of the Class A and Class C average daily net assets of the Fund, respectively, through April 30, 2018. After fee waivers and expense reimbursements, the Adviser received a fee of 0.97% of the Real Estate Fund’s average daily net assets for the fiscal year ended December 31, 2016, a fee of 0.97% of the Value Fund’s average daily net assets for the fiscal year ended December 31, 2016, and a fee of 0.46% of the Municipal Tax Free Bond Fund’s average daily net assets for the fiscal year ended December 31, 2016. For the fiscal year ended December 31, 2016, the Adviser was paid a fee of 0.61% of the Income Fund’s average daily net assets, of which 0.01% represents fees recouped by the Adviser in the amount of $25,263. For the fiscal year ended December 31, 2016, the Adviser was paid a fee of 0.68% of the Opportunity Fund’s average daily net assets, of which 0.03% represents fees recouped by the Adviser in the amount of $16,240. David Lerner is the sole shareholder, a director and a controlling person of the Adviser.

Portfolio Managers

William Mason serves as the Portfolio Manager and is primarily responsible for the day-to-day operations of the Opportunity Fund which commenced operations on July 8, 2013. Mr. Mason also serves as Portfolio Manager of the Energy Fund and serves as Co-Portfolio Manager of the Real Estate Fund and the Income Fund. Mr. Mason was previously the Portfolio Manager of the Municipal Tax Free Bond Fund from February 29, 2008 through May 17, 2009. Mr. Mason joined the Adviser on February 29, 2008. Mr. Mason’s career spans over thirty-five years in the municipal bond industry and includes over twenty years with DLA where he was the Executive Vice President of Fixed Income Trading. On behalf of DLA, he managed trading, underwriting, institutional sales and dealer sales covering products such as, municipal bonds, treasuries, collateralized mortgage obligations, corporate bonds and unit investment trusts. He also managed DLA’s proprietary fixed-income trading accounts. His career began at Merrill Lynch in 1980 in back office operations until he advanced to the trading department where he stayed until 1983. Mr. Mason then moved to Morgan Stanley where he was the Manager of Trading Operations from 1983 until 1985 when he became an Institutional Trader. In 1988 he left Morgan Stanley and started working at DLA where he became Head of the Trading Department. He is also a member of the Municipal Bond Club of New York. Mr. Mason holds a General Securities Principal (Series 24) license, Municipal Securities Principal (Series 53) license, General Securities Representative (Series 7) license, and Uniform Securities Agent State Law Examination (Series 63) license.

Alpana Sen serves as the Portfolio Manager and is primarily responsible for the day-to-day portfolio management of the Value Fund. She joined the Adviser on September 29, 2008. Prior to joining the Adviser, Ms. Sen worked at Morgan Stanley Investment Management for approximately 11 years where her last title held was Vice President in the Quantitative Strategies Group, where she was responsible for fundamental analyses on equity securities. Ms. Sen received her M.B.A in Finance from Pace University in 1997. In addition, she passed the Chartered Financial Analyst Level I exam and possesses a General Securities Representative (Series 7) license and a Uniform Securities Agent State Law Examination (Series 63) license.

Douglas Revello serves as the Portfolio Manager and is primarily responsible for the day-to-day management of the Real Estate Fund and Municipal Tax Free Bond Fund. He also serves as Co-Portfolio Manager of the Value Fund effective November 18, 2015. He joined the Adviser on May 18, 2009. Prior to joining the Adviser, Mr. Revello worked at DLA, the Funds’ principal underwriter and distributor, as a municipal bond underwriter for approximately 21 years. He was also previously employed by J.P. Morgan and Drexel, Burnham & Lambert. Mr. Revello received a Master of Business Administration from Dowling College. In addition, Mr. Revello holds a General Securities Representative (Series 7) license, and Uniform Securities Agent State Law Examination (Series 63) license.

Mark Reilly serves as the Portfolio Manager and is primarily responsible for the day-to-day operations of the Income Fund. Mr. Reilly was previously designated as a Co-Portfolio Manager of the Income Fund, beginning his service with the Adviser on November 18, 2015. Mr. Reilly also serves as Co-Portfolio Manager of the Municipal Tax Free Bond Fund effective July 1, 2016. Prior to joining the Adviser, Mr. Reilly worked at DLA, the Funds’ principal underwriter and distributor, as head fixed income trader from November 2012 until November 17, 2015 and has over 20 years’ experience trading tax-free municipal bonds, taxable municipal bonds, and mortgage backed securities. Mr. Reilly has a Bachelor’s degree in finance from Adelphi University School of Banking and Money Management and began his career in finance in 1993 with DLA. He is a member of Municipal Bond Club of New York and holds several industry registrations, including General Securities Representative (Series 7) license, Uniform Securities Agent State Law Examination (Series 63) license, and registered principal (Series 23) license.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Legal Proceedings

On May 7, 2010, each of William Mason, the Portfolio Manager for the Income Fund, Real Estate Fund and Opportunity Fund, and DLA, the Fund’s principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of the Financial Industry Regulatory Authority (“FINRA”) relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Notice of Complaint alleged that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter, finding that DLA willfully charged excessive markups on certain municipal bond and CMO transactions involving customers, and assessed monetary fines and other sanctions against DLA and Mr. Mason, including the suspension described below. Both DLA and Mr. Mason appealed the decision.

On May 27, 2011, FINRA filed a complaint against DLA, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITs and/or Apple REIT. On October 22, 2012, DLA, Mr. Lerner and Mr. Mason settled all of the foregoing FINRA investigations and actions involving Apple REIT securities and municipal bond and collateralized mortgage obligation pricing. Without admitting or denying the allegations, in connection with the settlement, DLA, Mr. Lerner and Mr. Mason each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year and in any principal capacity for a period of two years thereafter beginning on November 19, 2012; and Mr. Mason agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of six months, which suspension ended on June 16, 2013. The fines and suspensions do not involve the Funds or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. On April 23, 2014, the United States Court of Appeals for the Second Circuit substantially affirmed the April 3, 2013 decision of United States District Judge, Kiyo A. Matsumoto, dismissing with prejudice the class action complaint in In Re Apple REITs Litigation. The Second Circuit held that Judge Matsumoto correctly found that there were no material misrepresentations or omissions in the offering materials for Apple REITs Six through Ten. The appeals court upheld dismissal of ten of the thirteen claims in the case, including all federal and state securities law claims, and also upheld Judge Matsumoto’s refusal to allow plaintiffs to amend their complaint. The appeals court remanded three state common law claims to the District Court for the Eastern District of New York for further proceedings. On March 25, 2015, the District Court dismissed the remaining state common law claims against DLA, with prejudice. Plaintiffs did not file an appeal. Neither the Adviser nor the Funds were a party to any of the investigations or actions listed in this section.

In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the “Litigation”) was commenced in federal court in Nevada against DLA, the Funds’ principal underwriter and distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence and misrepresentation. The plaintiffs, purportedly customers who maintain individual retirement accounts at DLA which contained non-traded REIT securities, allege, among other things, that the defendants failed to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York. On March 30, 2015, the District Court dismissed all claims against DLA, with prejudice. Plaintiffs appealed the decision dismissing the claims. On April 14, 2016, the United States Court of Appeals for the Second Circuit unanimously affirmed judgement of the District Court dismissing the claims against DLA. Plaintiffs did not appeal that dismissal. Neither the Adviser nor the Funds are a party to the Litigation.

Choosing a Share Class

The Funds listed in this Prospectus offer two classes of Shares: Class A Shares and Class C Shares.

To choose the share class of the applicable Fund that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. As shown below, a sales charge structure applies to Class A and Class C Shares. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under “Sales Charges.”)

The following are some of the main differences between Class A Shares and Class C Shares of the Funds:

Class A Shares

•	Front-end sales charges, as described below under “Sales Charges.”

•	A CDSC of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid.

•	Distribution (Rule 12b-1) fees of 0.25% of a Fund’s average daily net assets.

Class C Shares

•	No front-end sales charges.

•	Back-end deferred sales charges on shares sold within 13 months of purchase and as described below under “Sales Charges.”

•	Distribution (Rule 12b-1) fees of 1.00% (of which 0.25% is for shareholder servicing) of a Fund’s average daily net assets.

PRICING FUND SHARES

Portfolio securities are valued, and net asset value (“NAV”) per share of the Funds is calculated, as of the close of regular trading on the NYSE, currently 4:00 p.m. (Eastern Time), on each day the NYSE is open for trading. The NYSE is closed on the following holidays or days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The NAV for each Fund is computed by adding the value of that Fund’s investments, cash and other assets, deducting liabilities and dividing the result by the number of shares of that Fund has outstanding. Redemptions will be effected at the NAV (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent.

Each Fund’s securities are valued based on the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Fund securities for which market quotations are not readily available, including private equity investments and other assets, are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board described below.

The Funds have established a valuation committee known as the Pricing Committee (the “Committee”). The Committee has responsibility for, among other things, determining and monitoring the value of each Fund’s assets. Fair value determinations are required for securities: (i) for which market quotations, in the judgment of the Adviser, are insufficient or not readily available; (ii) for which, in the judgment of the Adviser, the value does not represent a fair value of the security; or (iii) determined to be illiquid in accordance with the Funds’ Liquidity and Rule 144A Securities Guidelines. The Committee is comprised of the Portfolio Manager of Fund, the Chief Compliance Officer (“CCO”) of the Investment Adviser, the CCO of the Fund, the Chief Financial Officer of the Fund, at least one director who is not an “interested person,” and a representative of the Fund Administrator.

When the Adviser determines that a fair value determination is required for a security, the Adviser will call a Committee meeting to determine a fair value of the security. The Adviser may also notify one or more Directors, who are not members of the Committee, of the Committee meeting if the Adviser considers it advisable to do so.

At the Committee meeting, a representative of the Adviser familiar with the security will describe to the Committee the nature of the security, the circumstances requiring a fair value determination and the Adviser’s recommended fair value or methodology for determining a fair value of the security.

The Committee (including any Director participating in the meeting who is not a member of the Committee) will make a fair value determination for the security. For each security that has been valued by a fair value determination, the Adviser will monitor the continuing appropriateness of the value or valuation methodology used with respect to the security. In the event the Adviser believes that the value or valuation methodology no longer produces a fair value of the security, the Committee shall make a new fair value determination.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Securities for which a reliable market value cannot be determined or for which market value is no longer reliable, are priced at fair value. As a result, a Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

ADDITIONAL INFORMATION ABOUT

HOW TO PURCHASE SHARES

You can purchase shares of the Funds through broker-dealers that have executed a selling agreement with the Funds’ distributor, DLA. All investments must be made in U.S. dollars and, to avoid fees and delays, checks must be drawn only on banks located in the U.S. A charge (minimum of $20) will be imposed if any check used for the purchase of shares is returned.

Purchases by Mail:    Shares may be purchased initially by completing the account application accompanying this Prospectus and mailing it to Ultimus Asset Services, LLC (the “Transfer Agent”), together with a check payable to the applicable Fund and Share class (for example, Spirit of America Large Cap Value Fund—Class A Shares) . The check or money order and account application may be mailed via regular mail to Spirit of America Investment Fund, Inc., c/o Ultimus Asset Services, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. If you are sending applications, checks or other communications to the Transfer Agent via express delivery, registered or certified mail, send to Spirit of America Investment Fund, Inc., c/o Ultimus Asset Services, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Please send a minimum of $500 (including IRA and SEP accounts).

When making subsequent investments by mail, please return the bottom portion of a previous confirmation with your investment in the envelope that is provided with each confirmation statement. Your check should be made payable to the applicable Fund and Share class (for example, “Spirit of America Real Estate Income and Growth Fund—Class A Shares”) and mailed to the Transfer Agent at the addresses noted above. Orders to purchase shares are effective on the day the Transfer Agent receives your check or money order, provided it is received before 4:00 p.m. (Eastern Time).

Purchases by Wire:    To make an initial investment by federal funds wire, you must first call the Transfer Agent at (800) 452-4892 to set up an account and receive an account number. Your name, account number, taxpayer identification number or social security number and address must be specified in the wire. Your bank may impose a fee for investments by wire. In addition, an account application should be promptly forwarded to: Spirit of America Investment Fund, Inc., c/o Ultimus Asset Services, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

If you have a bank account at a member firm of the Federal Reserve System, you may purchase shares of the Funds by requesting your bank to transmit funds by wire. Please call Shareholder Services at (800) 452-4892 for the most current wiring instructions.

You may make additional investments at any time through the wire procedures described above, which must include your name and account number. The Company will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wires received after the close of the NYSE will be considered received on the next business day.

Purchases by Telephone:    The Funds accept telephone purchases only from brokers or financial intermediaries. Individuals may not make purchases by telephone.

General Purchase Information:    Class A Shares of the Funds are sold at the NAV next determined after receipt of a purchase order by the Funds’ Transfer Agent, plus an initial maximum sales charge of up to 5.25% (4.75% in the case of the Municipal Tax Free Bond Fund, Income Fund and Opportunity Fund) of the offering price (5.54% or 4.99%, respectively, of the net amount invested) reduced on investments of $100,000 or more as it relates to the Funds included in this Prospectus.

Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in a Fund. A deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 13 months of purchase.

Shares acquired through reinvestment of dividends or capital gains distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See “Waiver of Deferred Sales Charge—Class C Shares” below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed or (2) the cost of such shares.

To keep your deferred sales charges as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a deferred sales charge. If there are not enough of these shares available, we will sell shares that have the lowest deferred sales charge.

Purchase orders for shares of any of the Funds that are received by the Transfer Agent in proper form (i.e., a completed application and the correct minimum investment) by the close of the NYSE, on any day that the NYSE is open for trading, will be purchased at the appropriate Fund’s next determined NAV (plus any applicable sales charge). Orders for Fund shares received after 4:00 p.m. (Eastern Time) will be purchased at the NAV (plus any applicable sales charge) determined on the following business day.

The Funds and the Transfer Agent each reserve the right to reject any purchase order in whole or in part. The Funds reserve the right to suspend the offering of shares of any Fund. The Funds also reserve the right to vary the initial and subsequent investment minimums, or to waive the minimum investment requirements for any investor. The Funds will not accept checks endorsed by a third party as payment for purchase orders. If your check or wire does not clear, you will be responsible for any loss incurred by a Fund.

When you sign your account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the Internal Revenue Service (“IRS”). If you violate IRS regulations, the IRS can require the Fund to withhold a portion of your taxable distributions and redemptions.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement.

Purchases through Broker-Dealers.

The Funds may accept telephone orders only from broker-dealers or financial intermediaries that have executed a selling agreement with the Distributor. The broker-dealers or financial intermediaries must promptly forward purchase orders and payments for the same to the appropriate Fund. Brokers or financial intermediaries through which an investor purchases shares of either Fund may charge the shareholder a transaction fee or other fee for their services at the time of purchase. Broker/dealers and mutual fund networks may have different minimum investment requirements.

For any order to be confirmed at the current day’s offering price, it must be received by the Transfer Agent or the selling dealer by 4:00 p.m. (Eastern Time) on the same day. For any dealer order to be confirmed at the current day’s offering price, it not only must be received by the dealer prior to 4:00 p.m. (Eastern Time) on that day, but it must be communicated to the Transfer Agent by 5:00 p.m. (Eastern Time) on that day. It is the responsibility of the dealer to communicate the details of the order to the Transfer Agent. Orders received by dealers after 4:00 p.m. (Eastern Time) are confirmed at the offering price on the following business day.

Automatic Investment Plan.

Bank Account

You can make additional purchases of shares of each Fund through an Automatic Investment Plan. The Automatic Investment Plan provides a convenient method to have monies deducted directly from your bank account for investment in the Funds. You may authorize the automatic withdrawal of funds from your bank account by opening an account with a minimum of $500 and completing the Automatic Investment Plan section of the account application enclosed with this prospectus. Subsequent investments may be made on a monthly or quarterly basis and are subject to a minimum required amount of $50. The Company may alter, modify or terminate this plan at any time.

Securities Brokerage Account

If available through your securities broker/dealer, you can also make additional purchases of the Funds through an Automatic Investment Plan which provides a convenient method to have all dividends and interest which are ordinarily credited to your securities brokerage account(s) invested directly into the Funds instead. You may authorize automatic investment of dividends and interest from your securities brokerage account by completing and signing a separate authorization form provided by your securities broker/dealer.

ADDITIONAL INFORMATION ABOUT

HOW TO REDEEM SHARES

Selling Shares:    You may redeem your shares of the Funds on any business day that the NYSE is open for business. Redemptions will be effected at the NAV (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent of a redemption request meeting the requirements described below.

Redemption by Mail:    You may redeem shares by submitting a written request for redemption via regular mail to Spirit of America Investment Fund, Inc., c/o Ultimus Asset Services, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. If you are sending your request via overnight mail services, send to Spirit of America Investment Fund, Inc., c/o Ultimus Asset Services, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. A written redemption request must: (i) identify your account name and account number; (ii) include the name of the Fund and class of shares, if applicable; (iii) state the number of shares or dollar amount to be redeemed; and (iv) be signed by each registered owner exactly as the shares are registered. To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name an account is registered is required for all written redemption requests exceeding $50,000, or where proceeds are to be mailed to an address or bank account other than that shown on the Transfer Agent’s records. When the Funds require a signature guarantee you must provide a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Notary public endorsements will not be accepted. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans.

A redemption request will not be considered to be in good order until the Transfer Agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the Transfer Agent at (800) 452-4892.

Redemption by Telephone or by Wire:    With prior authorization, you may redeem shares by calling the Transfer Agent at (800) 452-4892 during normal business hours. To arrange for redemption by wire or telephone after your account has been opened, or to change the bank or account designated to receive redemption proceeds, send a written request with a signature guarantee (as described above) to the Transfer Agent.

The Funds reserve the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time.

During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, you should follow the procedures for redemption by mail.

Neither the Funds nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In this regard, the Funds and the Transfer Agent require personal identification information before accepting a telephone redemption. To the extent that the Funds or the Transfer Agent fail to use reasonable procedures to verify the genuineness of telephone instructions, the Funds may be liable for losses due to fraudulent or unauthorized instructions. The Funds reserve the right to refuse a telephone redemption if it is believed advisable to do so. Written confirmation will be provided for all redemption transactions initiated by telephone. Proceeds from a telephone redemption shall be sent only to the shareholder’s address of record or wired to the shareholder’s bank account on file with the Transfer Agent.

Exchanging Shares:    You are permitted to exchange your Class A Shares of a Fund for Class A Shares of another Spirit of America Investment Fund, provided that those shares may legally be sold in the state of your residence. You must meet the minimum investment requirement and you may only exchange your shares once every six months. No transaction fees are charged for exchanges but an exchange of shares is treated for tax purposes as a redemption of shares and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.    Class C Shares for a Fund may be exchanged for Class C Shares of any other Spirit of America Investment Fund offering such shares. The Funds make exchanges at NAV (determined after the order is considered received), without a sales charge.

Systematic Withdrawal Plan:    The Funds offer a Systematic Withdrawal Plan as an option by which to withdraw funds from your account on a regular basis. To participate in this option, you must either own or purchase shares having a value of $10,000 or more. Automatic payments by check will be mailed to you on either a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. All withdrawals are processed on the 25th day of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. Because Class A Shares of the Funds have a front-end sales load, it is not advisable to participate in the Systematic Withdrawal Plan if you are regularly purchasing shares. For information about starting a Systematic Withdrawal Plan, call the Transfer Agent at (800) 452-4892.

General Redemption Information:    When a request for redemption is made shortly after the purchase of shares by check, you will not receive the redemption proceeds until the check(s) for the shares purchased has cleared. Although the redemption proceeds may be delayed, the redemption request will be processed at the NAV next determined after receipt of the redemption request in good order. The Company will mail the redemption proceeds as soon as the purchase check clears, which may take up to eight business days from the date of the purchase. You may avoid such delays by purchasing shares by federal funds wire.

Redemption proceeds sent by check by a Fund and not cashed within 180 days will be reinvested in the applicable Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to market risk like any other investment in a Fund.

Redemption proceeds may be wired directly to any bank previously designated on your new account application. There is a $15.00 charge for redemptions made by wire to domestic banks. Wires to foreign or overseas banks may be charged at higher rates. Banks may impose a fee for wire services. In addition, there may be fees for redemptions made through brokers, financial institutions and service organizations. If you execute your redemption order through an intermediary, you may be subject to additional charges.

The Funds will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Board of Directors, result in the need for the Funds to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Funds. The Funds have reserved the right to redeem shares in-kind, or partly in cash and partly in-kind.

Each Fund has elected, pursuant to Rule 18f-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder. Any portfolio securities paid or distributed in-kind would be in readily marketable securities and valued in the manner described above. See “Pricing Fund Shares.” In the event that an in-kind distribution is made, you may incur additional expenses, such as brokerage commissions, on the sale or other disposition of the securities received from the Funds. In-kind payments need not constitute a cross-section of the Funds’ portfolios.

The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (i) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (ii) the SEC has by order permitted such suspension for the protection of the Funds’ shareholders, or (iii) an emergency exists making disposal of portfolio securities or valuation of net assets of any Fund not reasonably practicable.

Minimum Balances:    Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to involuntarily redeem shares in any account at their then current NAV if at any time the account balance is less than $500 as a result of shareholder redemptions, but not market fluctuations. You will be notified in writing if the value of your account is less than the required minimum, and will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

Frequent Purchases and Redemptions of Fund Shares:    Fund investors may attempt to profit through a practice called market timing or short-term trading in Fund shares. This might be achieved by the purchase and redemption of Fund shares within a short time period. Frequent short-term trading of shares may be detrimental to the long-term performance of a Fund because it may disrupt portfolio management strategy and because it may increase the Fund’s expenses. The Board has adopted the following policies and procedures to discourage market timing. The Funds receive reports from their service provider through which they monitor activity that may be construed to be short-term trading. The Funds seek to monitor trading activity in the Funds’ shares and examine a number of factors to detect trading patterns in Fund shares, including (but not limited to) the frequency, size, and/or timing of investor’s transactions in Fund Shares. When such activity appears to be taking place, the Fund issues instructions to its service provider to place restrictions on the shareholder’s purchase or exchange activity. From time to time, the Funds may put in place other procedures or practices to detect and/or discourage market timing by investors. However, investors should be aware that the Funds’ procedures, while designed to discourage disruptive trading practices, may not entirely eliminate the possibility that such activity may take place. The ability of the Funds and its agents to detect and curtail excessive trading practices may be limited by operational systems and technological limitations. In addition, the Funds may receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.

Escheatment of Shares to State:    If no activity occurs in your account within the time period specified by applicable state law, the assets in your account may be considered abandoned and transferred (also known as “escheated”) to the appropriate state regulators. The escheatment time period varies by state.

DISTRIBUTION ARRANGEMENTS

The Real Estate Fund, the Value Fund, the Municipal Tax Free Bond Fund, the Income Fund and the Opportunity Fund each offer Class A Shares. Class A Shares charge a front-end sales load and pay 12b-1 fees (as defined below). Class C Shares are sold without an initial front-end sales charge and are subject to a deferred sales charge of 1.00%, if Class C Shares are sold within 13 months of purchase. Class C Shares pay 12b-1 fees and/or shareholder servicing fees. The Company does not include disclosure information pertaining to sales loads and capital stock on its website because it is contained within this Prospectus and the Statement of Additional Information, which are available without charge.

Rule 12b-1 Plans.

Each Fund has adopted a Plan of Distribution (each, a “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Each 12b-1 Plan permits the Fund to pay the Distributor from its own assets for the Distributor’s services and expenses in distributing shares of each Fund (“12b-1 fees”) and providing personal services and/or maintaining shareholder accounts (“service fees”). The Real Estate and Value Funds’ Class A Shares pay a 12b-1 fee at the annual rate of 0.30% of average daily net assets. The Municipal Tax Free Bond Fund’s Class A Shares pay a 12b-1 fee at the annual rate of 0.15% of average daily net assets. The Income Fund and Opportunity Funds’ Class A Shares pay a 12b-1 fee at the annual rate of 0.25% of average daily net assets. Class A Shares have exclusive voting rights with respect to its 12b-1 Plan. With respect to Class C Shares, the fee paid to the Distributor by a Fund is 1.00% of the average daily net assets of the Class C Shares. Of this amount, 0.75% represents 12b-1 fees and 0.25% represents shareholder servicing fees paid to DLA or to institutions that have agreements with the Distributor to provide such services.

Since 12b-1 fees are paid out of the assets of each respective Fund on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares.

The offering price for Class A Shares of the Funds includes a front-end sales charge. The maximum sales charge is 5.25% (4.75% in the case of the Municipal Tax Free Bond Fund, the Income Fund and the Opportunity Fund) of the offering price (5.54% or 4.99%, respectively, of the net amount invested) and is reduced on investments of $100,000 or more in any Spirit of America Investment Fund included in this Prospectus. Certain purchases of Class A Shares of the Funds qualify for reduced front-end sales charges, as discussed below.

Sale of Class A Shares.

The sales charge you pay for Class A Shares of the Funds depends on the dollar amount invested, as shown in the tables below.

Real Estate Fund and Value Fund

	Total Sales Charge as a Percentage of
	Offering Price	Net Amount Invested
Under $100,000	5.25%	5.54%
$100,000 but less than $250,000	4.50%	4.71%
$250,000 but less than $500,000	3.75%	3.89%

	Total Sales Charge as a Percentage of
	Offering Price	Net Amount Invested
$500,000 but less than $1,000,000	3.00%	3.09%
$1,000,000 or more*	0%	0%

*	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments, the Funds impose a CDSC of 1.00% in the event of certain redemptions within one year of the purchase. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more.

Municipal Tax Free Bond Fund, Income Fund and Opportunity Fund

	Total Sales Charge as a Percentage of
	Offering Price	Net Amount Invested
Under $100,000	4.75%	4.99%
$100,000 but less than $250,000	4.25%	4.44%
$250,000 but less than $500,000	3.75%	3.90%
$500,000 but less than $1,000,000	3.00%	3.09%
$1,000,000 or more*	0%	0%

*	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments, the Funds impose a CDSC of 1.00% in the event of certain redemptions within one year of the purchase. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more.

Reduction of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify the Funds’ Transfer Agent, your financial adviser or other intermediary at the time of purchase and you also must provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the current value of those shares. The current value of shares is determined by multiplying the number of shares by the current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s Transfer Agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g. retirement accounts) with the Funds; (ii) accounts with other financial intermediaries where Fund shares are held; and (iii) accounts in the name of immediate family household members (spouse and children under age 21). You should retain any records necessary to substantiate historical costs because the Fund, its Transfer Agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver.

Investors may be able to reduce or eliminate front-end sales charges on Class A Shares through one or more of the following methods:

•	A larger investment. The sales charge decreases as the amount of your investment increases per the breakpoint chart above.

•

Rights of accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other immediate family members [which includes your spouse and children under the age of 21 as permitted under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”)], a trust established by you a family member as grantor, and those family members living at the same address can add the current value of any Class A Shares in all Spirit of America Investment Funds that you currently own or are currently purchasing to the value of your Class A purchase. You must notify your investment adviser, the Fund’s Transfer Agent or other intermediaries, at the time of purchase, of your intent to qualify for this reduction and provide any required evidence showing that you qualify. Rights of accumulation breakpoints are calculated based on the greater of cost or current market value (NAV). Cost is defined as: Gross purchases plus reinvested dividends minus redemptions.

•

Letter of Intent discount. If you declare in writing that you and other immediate family members [which includes your spouse and children under the age of 21 as permitted under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”)] and those family members living at the same address intend to purchase at least $100,000 in Class A Shares during a 13-month period, your sales charge is based on the total amount you intend to invest. You can combine your purchase of Class A Shares of any of the Spirit of America Investment Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Sales Charges—Class C Shares

Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in a Fund. A deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 13 months of purchase.

Shares acquired through reinvestment of dividends or capital gains distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See “Waiver of Deferred Sales Charge – Class C Shares” below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed or (2) the cost of such shares.

To keep your deferred sales charges as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a deferred sales charge. If there are not enough of these shares available, we will sell shares that have the lowest deferred sales charge.

For purposes of the deferred sales charge, we use the effective date for each individual purchase.

Waiver of Deferred Sales Charge—Class C Shares

The deferred sales charge on Class C Shares may be waived for:

1.	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

2.	Redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

3.	Redemptions where your dealer of record notifies the Distributor, prior to the time of investment, that the dealer waives the 1.00% advance payment otherwise payable to such dealer;

4.	Withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

5.	Withdrawals through the Systematic Withdrawal Plan.

In order to verify your eligibility for these discounts, reductions and waivers, you may need to provide the Funds or your investment professional with certain information, including account statements and records that reflect any investments in the Funds by you, your spouse, or your children under 21. If you or your investment professional believe that you qualify, please notify the Funds by calling –your investment professional. If the Distributor is notified of your eligibility, it will reduce or eliminate the sales charge, as applicable, once it confirms your qualification. If the Distributor is not notified, you will receive the discount or waivers only on subsequent purchases for which the Distributor is notified, and not retroactively on past purchases. The deferred sales charges applicable to the Shares offered in this Prospectus, and the break-point discounts offered with respect to such Shares, are described in full in this Prospectus.

More information about deferred sales charge reductions is provided in the SAI.

Sales at Net Asset Value.

Class A Shares of the Funds may be sold at NAV (i.e., without any initial sales charge) to certain investors, including: (i) investment advisory clients of the Adviser or its affiliates; (ii) (a) officers and present or former directors of the Company, (b) directors and present and full-time employees of selected dealers or agents, or the spouse, or minor children (up to age 18) of any such person, or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Funds); (iii) the Adviser, the Distributor, and their affiliates, and certain employee benefit plans for employees of the Adviser and the Distributor; (iv) persons who establish, to the Distributor’s satisfaction, that they are investing, within ninety (90) days, proceeds of redemption of shares of such other, substantially similar open-end, registered investment companies, as may be determined from time to time in the discretion of the Distributor; and (v) investors who redeem shares of the Funds and then decide to reinvest their redemption proceeds in additional shares of a Fund within 30 days.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions.

Normally, income dividends will be paid monthly for the Municipal Tax Free Bond Fund, the Income Fund and the Opportunity Fund. Beginning in 2017, the Value Fund intends to pay two semi-annual income dividends and other distributions on June 30 and December 31 in the annual minimum amount of $1.20 per share. Beginning in 2017, the Real Estate Fund intends to pay two semi-annual income dividends and other distributions on June 30 and December 31 in the annual minimum amount of $.80 per share.

Long term capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such dividends and capital gain distributions are generally taxable to the shareholder whether received in cash or reinvested in shares. However, a portion of the distributions paid to each Fund and subsequently distributed to shareholders may be characterized as a return of capital. The final determination of the amount of the appropriate Fund’s return of capital distributions for the period will be made after the end of each calendar year. The Real Estate Fund and the Opportunity Fund will distribute the return of capital it receives from the REITs in which it invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization.

Normally, income dividends will be paid quarterly for the Real Estate and Value Funds, and monthly for the Municipal Tax Free Bond Fund, the Income Fund and the Opportunity Fund. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such dividends and capital gain distributions are generally taxable to the shareholder whether received in cash or reinvested in shares for U.S. federal income tax purposes. However, a portion of the distributions paid to each Fund and subsequently distributed to shareholders may be characterized as a return of capital. The final determination of the amount of the appropriate Fund’s return of capital distributions for the period will be made after the end of each calendar year. The Real Estate Fund and the Opportunity Fund will distribute the return of capital it receives from the REITs in which it invests.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will be paid in additional shares of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution, unless payment in cash is specified by the shareholder by written request to the Transfer Agent. Election to receive income dividends and distributions in cash may be made at the time shares are initially purchased or may be changed in writing at any time prior to the record date for a particular dividend or distribution. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Any check tendered in payment of dividends or other distributions which cannot be delivered by the U.S. post office or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then current NAV, and the dividend option may be changed from cash to reinvest. Interest will not accrue on amounts represented by uncashed checks.

Material U.S. Federal Income Tax Considerations

The discussion below and disclosure in the SAI under the heading “U.S. Federal Income Taxes” provides a summary of certain material U.S. federal income tax consequences relating to the purchase, ownership, and disposition of shares of the Municipal Tax Free Bond Fund, the Income Fund and the Opportunity Fund (collectively, the “Funds”) by U.S. Holders (as described below) who hold their shares as capital assets (as defined for U.S. federal income tax purposes). For purposes of these discussions, a “U.S. Holder” means a beneficial owner of the Funds’ shares that is any of the following for U.S. federal income tax purposes:

•	An individual who is a citizen or resident of the United States or someone treated as a U.S. citizen for U.S. federal income tax purposes;

•

A corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

A trust if: (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (b) the trust was in existence on August 20, 1996 and has a valid election in effect under applicable Treasury Regulations (as defined below) to be treated as a U.S. person.

For purposes of this summary, the term “Non-U.S. Holder” means a beneficial owner of the Funds’ shares that is not a U.S. Holder.

This summary is for general information purposes only and is not exhaustive of all of the U.S. federal income tax considerations that may be relevant to a decision to purchase shares in the Funds. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code by the U.S. Treasury Department (including final, proposed and temporary regulations (the “Treasury Regulations”)), rulings, current administrative interpretations, and official pronouncements by the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, including possibly with a retroactive effect. Such changes could materially and adversely affect the tax consequences to a holder described below. No assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. “Comprehensive tax reform” remains a topic of discussion in the United States Congress. Such legislation could significantly alter the existing Code. We cannot predict whether, when, or to what extent U.S. federal tax laws, regulations, interpretations, or rulings will be issued, nor is the long-term impact of proposed comprehensive tax reform known at this time.

The discussion primarily describes the U.S. federal income tax treatment of a U.S. Holder and, unless expressly provided, does not discuss the application of these rules to a Non-U.S. Holder. In addition, the possible application of U.S. federal estate or gift taxes or any aspect of state, local, or non-U.S. tax laws is not considered. This summary does not address all aspects of U.S. federal income taxation that may be important to a particular U.S. Holder in light of its investment or tax circumstances or to a U.S. Holder that is subject to special tax rules, including if the Holder is:

•	a dealer in securities or currencies;

•	a financial institution;

•	a regulated investment company;

•	a real estate investment company;

•	an insurance company;

•	a tax-exempt organization;

•	a person holding shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;

•	a trader in securities that has elected the mark-to-market method of accounting for its securities;

•	a person liable for alternative minimum tax;

•	a partnership or other pass-through entity for U.S. federal income tax purposes; or

•	a U.S. Holder whose “functional currency” is not the U.S. dollar.

If an entity treated as a partnership for U.S. federal income tax purposes holds shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A Holder of shares in a partnership and partners in such partnership should consult their own tax advisors regarding the U.S. federal income tax consequences of holding and disposing of the shares.

Prospective U.S. Holders are urged to consult their tax advisors as to the particular tax consequences of purchasing, owning and disposing of the shares, including the application of U.S. federal, state and local tax laws.

Taxation as a Regulated Investment Company.

The Funds intend to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, we will not have to pay corporate-level federal income taxes on any income that we Fund distribute to their stockholders from their tax earnings and profits. To qualify for and maintain their qualification as a RIC, the Funds must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, the Funds must distribute to their stockholders, for each taxable year, at least 90% of their “investment company taxable income,” which is generally their net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

If the Funds:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of their income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to their stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless they distribute in a timely manner an amount at least equal to the sum of (1) 98% of their net ordinary income for each calendar year, (2) 98.2% of their capital gain net income for that calendar year and (3) any income recognized, but not distributed, in preceding years and on which they paid no U.S. federal income tax, or the Excise Tax Avoidance Requirement. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on their earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, the Funds, among other things:

•	continue to qualify under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of their gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly-traded partnerships,” or other income derived with respect to their business of investing in such stock or securities, or the 90% Income Test; and

•	diversify their holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of their assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of their assets or more than 10% of the outstanding voting securities of such issuer; and

•

no more than 25% of the value of their assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships,” or the Diversification Tests.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.

Because any original issue discount or other amounts accrued will be included in their investment company taxable income for the year of the accrual, we may be required to make a distribution to their stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of their investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Failure to Qualify as a RIC.

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of their taxable income at regular corporate rates, regardless of whether we make any distributions to their stockholders. Distributions would not be required, and any distributions would be taxable to their stockholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to individual stockholders to the extent of their current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of their current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

MLP Equity Securities.

The Funds invest its assets in MLPs, which generally are treated as partnerships for U.S. federal income tax purposes. However, as these entities are generally treated as publicly traded partnerships for U.S. federal income tax purposes, these entities could potentially be treated as corporations to the extent that they do not satisfy the gross income test. If a publicly traded partnership derives at least 90% of its gross income from qualifying sources as described in Section 7704 of the Code, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.

When the Funds invests in the equity securities of an MLP, the Funds will be a partner in such MLP. Accordingly, the Funds will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and credits recognized by each MLP, whether or not the MLP distributes cash to the Funds. A distribution from an MLP is generally treated as a tax-free return of capital to the extent the Funds’ tax basis in its MLP interest does not exceed the amount of the distribution and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Funds’ tax basis in its MLP interest. If the Funds retains an investment until the basis is reduced to zero, subsequent distributions will be taxable to the Funds at ordinary income rates and shareholders may receive a corrected Form 1099. Based upon a review of the historic results of the type of MLPs in which the Funds intends to invest, the Funds expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Funds from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Funds will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to Holders.

In addition, for purposes of calculating the Funds’ alternative minimum taxable income, the Funds’ allocable share of certain percentage-depletion deductions and intangible drilling costs of the MLPs in which the Funds invests may be treated as items of tax preference. Such items will increase the Funds’ alternative minimum taxable income and increase the likelihood that the Funds may be subject to the alternative minimum tax.

REITs.

A REIT is a company that derives at least 75% of its gross income from (a) rents from real property, (b) interests in real property or interest on obligations secured by mortgages, (c) the sale or other disposition of real property, (d) dividends, distributions or other gains from investments in other REITs, (e) abatements or tax refunds on real property, (f) income and gain derived from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) certain other qualified temporary investment income. A REIT must also receive 95% of its gross income from (a) dividends, (b) interest, (c) rents from real property, (d) gain from the sale or other disposition of stock, securities, and real property, (e) abatements and refunds on taxes on real property, (f) income and gain from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) mineral royalty income. To the extent an investment meets the qualifications of a REIT under the Code, the REIT will not be taxed on distributions made to the Funds. In the event an investment fails to qualify as a REIT, the REIT will be subject to tax as a C corporation at U.S. federal income tax rates.

Taxation of Distributions.

The gross amount of distributions by the Funds in respect of shares will be taxable to a U.S. Holder as dividend income to the extent the distributions are paid out of the Funds’ current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Such income will be included in a U.S. Holder’s gross income on the day actually or constructively received by such Holder. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate U.S. Holders and will generally be treated as “qualified dividend income” for non-corporate U.S. Holders (including individuals) and will be eligible for reduced rates of taxation at the rates applicable to long-term capital gains.

To the extent that the amount of any distribution exceeds the Funds’ current and accumulated earnings and profits for a taxable year, as determined for U.S. federal income tax purposes, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of the shares (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of the shares), and the balance in excess of such adjusted basis will be taxed as capital gain. Any such capital gain will generally be long-term capital gain if such U.S. Holder has held the applicable shares for more than one year.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of similar MLPs in which the Funds intends to invest, the Funds anticipates that the distributed cash from the MLPs in its portfolio will exceed its earnings and profits. Thus, the Funds anticipates that only a portion of its distributions will be treated as dividends to its Holders for U.S. federal income tax purposes, although no assurance can be given in this regard.

Taxation of Sales, Exchanges or Other Dispositions.

A U.S. Holder will generally recognize taxable gain or loss on any sale, exchange or other disposition of shares in an amount equal to the difference between the amount realized for the shares and the Holder’s adjusted tax basis in such shares. Generally, a U.S. Holder’s adjusted tax basis in the shares will be equal to the cost of the Holder’s shares, reduced by adjustments for distributions paid by the Funds in excess of its earnings and profits (i.e., returns of capital). Such gain or loss will generally be long-term capital gain or loss provided that the U.S. Holder held the shares for more than one year at the time of disposition. It is possible that a return of capital could cause a Holder to pay a tax on capital gains with respect to shares that are sold for an amount less than the price originally paid for them. Capital gains of non-corporate U.S. Holders (including individuals) derived with respect to capital assets held for more than one year are generally eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

Net Investment Income Tax.

A U.S. Holder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (1) the U.S. Holder’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. Holder’s modified adjusted gross income for the taxable year over a certain threshold (which, in the case of individuals, will be between $125,000 and $250,000 depending on the individual’s circumstances). A U.S. Holder’s “net investment income” may generally include portfolio income (such as interest and dividends), and income and net gains from an activity that is subject to certain passive activity limitations, unless such income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. holder that is an individual, estate or trust, you should consult your tax advisors regarding the applicability of the Net Investment Income Tax to your ownership and disposition of shares of the Funds.

Information Reporting and Backup Withholding.

Generally, information reporting requirements will apply to distributions on our common shares or proceeds on the disposition of our common shares or warrants paid within the U.S. (and, in certain cases, outside the U.S.)

to U.S. Holders. Such payments will generally be subject to backup withholding tax at the rate of 28% if: (a) a U.S. Holder fails to furnish such U.S. Holder’s correct U.S. taxpayer identification number to the payor (generally on Form W-9), as required by the Code and Treasury Regulations, (b) the IRS notifies the payor that the U.S. Holder’s taxpayer identification number is incorrect, (c) a U.S. Holder is notified by the IRS that it has previously failed to properly report interest and dividend income, or (d) a U.S. Holder fails to certify, under penalty of perjury, that such U.S. Holder has furnished its correct U.S. taxpayer identification number. However, certain exempt persons generally are excluded from these information reporting and backup withholding rules.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refunds or as a credit against a U.S. Holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Non-U.S. Holders.

Special U.S. federal income tax rules will apply to Non-U.S. Holders that hold shares in the Funds. Non-U.S. Holders should consult their own tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them.

Payments to Foreign Financial Institutions.

The Hiring Incentives to Restore Employment Act of March 2010 (the “HIRE Act”), including the Foreign Account Tax Compliance Act (“FATCA”), Sections 1474 through 1474 of the Code, and Treasury regulations promulgated thereunder, generally provides that a 30% withholding tax may be imposed on payments of U.S. source income, on the gross proceeds from the sale of property that could give rise to certain types of U.S. source payments, including U.S. source interest and dividends for such dispositions occurring after December 31, 2018, to certain non-U.S. entities unless such entities enter into an agreement with the IRS to disclose the name, address and taxpayer identification number of certain U.S. persons that own, directly or indirectly, interests in such entities, as well as certain other information relating to such interests. Non-U.S. Holders are encouraged to consult with their own tax advisors regarding the possible implications and obligations of FATCA and the HIRE Act.

Investment by Tax-Exempt Investors.

Employee benefit plans and most other organizations exempt from U.S. federal income tax, including individual retirement accounts and other retirement plans, are generally subject to U.S. federal income tax on unrelated business taxable income (“UBTI”). Because the Funds is treated as a corporation for U.S. federal income tax purposes, an owner of shares will not report on its federal income tax return any items of income, gain, loss, deduction and credit that are allocated to the Funds from the MLPs in which the Funds invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor generally should not have UBTI attributable to its ownership, sale or the redemption of any Funds shares unless its ownership of shares is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired.

Other Taxation.

The Funds’ Holders may be subject to state, local and foreign taxes on its distributions. Holders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

How Transactions Are Taxed.

When you sell or redeem your Fund’s shares, you will generally realize a capital gain or loss. For tax purposes, an exchange of your Fund’s shares for shares of a different Fund is the same as a sale. Beginning with the 2012 calendar year, the Funds will be required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of the Fund’s shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Funds’ default cost basis calculation method, which is currently the first in, first out (FIFO) method, unless you instruct the Funds to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information regarding cost basis reporting is available in the Company’s Statement of Additional Information.

THE FOREGOING SUMMARY OF U.S. FEDERAL INCOME TAX CONSIDERATIONS IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. IT DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO A U.S. HOLDER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND INCOME TAX SITUATION. PROSPECTIVE U.S. HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES THAT WOULD RESULT FROM THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE SHARES, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS (INCLUDING ESTATE AND GIFT TAX RULES) AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the periods indicated. Certain information reflects results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund, assuming reinvestment of all dividends and distributions.

The information in the financial highlights table for the periods presented is included and can be read in conjunction with the Funds’ financial statements and related notes, which are in the Funds’ annual reports dated as of December 31, 2016. The annual financial statements have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, for the fiscal year ended December 31, 2016. The report of Tait, Weller & Baker LLP is included in the Funds’ annual reports. Please turn to the back cover of this Prospectus to find out how you can obtain a free copy of these reports.

Real Estate Fund Class A Shares

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	For The Year Ended December 31, 2016	For The Year Ended December 31, 2015	For The Year Ended December 31, 2014	For The Year Ended December 31, 2013	For The Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$11.81	$13.11	$10.26	$10.06	$8.88

From Investment Operations:
Net investment income	0.21	0.06	0.16	0.04	0.08 [1]
Net realized and unrealized gain (loss) on investments	0.45	(0.30)	2.86	0.28	1.26

Total from investment operations	0.66	(0.24)	3.02	0.32	1.34

Less Distributions:
Distributions from net investment income	(0.21)	(0.06)	(0.16)	(0.04)	(0.16)
Distributions from capital gains	(0.59)	(1.00)	(0.01)	—	—
Distributions from return of capital	—	—	—	(0.08)	—

Total distributions	(0.80)	(1.06)	(0.17)	(0.12)	(0.16)

Net Asset Value, End of Period	$11.67	$11.81	$13.11	$10.26	$10.06

Total Return[2]	5.66%	(1.88)%	29.55%	3.15%	15.10%
Ratios/Supplemental Data:
Net assets, end of period (000)	$108,790	$116,180	$138,539	$126,852	$134,353
Ratio of expenses to average net assets	1.54%	1.57%	1.56%	1.68%	1.75%
Ratio of net investment income to average net assets	1.65%	0.50%	1.36%	0.33%	0.84%
Portfolio turnover	10%	37%	43%	31%	10%

(1)	Calculated based on the average number of shares outstanding during the period.
(2)	Calculation does not reflect sales load.

Real Estate Fund Class C Shares

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

For The Period Ended December 31, 2016*
Net Asset Value, Beginning of Period	$11.73

From Investment Operations:
Net investment income	0.10 [1]
Net realized and unrealized gain on investments	0.55

Total from investment operations	0.65

Less Distributions:
Distributions from net investment income	(0.18)
Distributions from capital gains	(0.59)

Total distributions	(0.77)

Net Asset Value, End of Period	$11.61

Total Return[2]	5.69%[3]
Ratios/Supplemental Data:
Net assets, end of period (000)	$10
Ratio of expenses to average net assets	2.24%[4]
Ratio of net investment income to average net assets	1.07%[4]
Portfolio turnover	10%[3]

*	For the period March 15, 2016 (comencement of operations) to December 31, 2016.
(1)	Calculated based on the average number of shares outstanding during the period.
(2)	Calculation does not reflect CDSC.
(3)	Not annualized.
(4)	Annualized.

Value Fund Class A Shares

The table below sets financial data for one share of beneficial interest outstanding throughout the periods presented.

	For The Year Ended December 31, 2016	For The Year Ended December 31, 2015	For The Year Ended December 31, 2014	For The Year Ended December 31, 2013	For The Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$18.63	$19.78	$17.72	$14.18	$12.78

From Investment Operations:
Net investment income	0.29	0.08	0.14	0.12	0.09 [1]
Net realized and unrealized gain (loss) on investments	1.29	(0.63)	2.10	3.54	1.40

Total from investment operations	1.58	(0.55)	2.24	3.66	1.49

Less Distributions:
Distributions from net investment income	(0.25)	(0.09)	(0.14)	(0.12)	(0.09)
Distributions from capital gains	(0.95)	(0.51)	(0.04)	—	—

Total distributions	(1.20)	(0.60)	(0.18)	(0.12)	(0.09)

Net Asset Value, End of Period	$19.01	$18.63	$19.78	$17.72	$14.18

Total Return[2]	8.49%	(2.83)%	12.68%	25.90%	11.63%
Ratios/Supplemental Data:
Net assets, end of period (000)	$77,579	$72,039	$76,138	$71,248	$54,436
Ratio of expenses to average net assets	1.57%	1.60%	1.60%	1.68%	1.86%
Ratio of net investment income to average net assets	1.56%	0.40%	0.78%	0.77%	0.60%
Portfolio turnover	24%	19%	15%	22%	12%

(1)	Calculated based on the average number of shares outstanding during the period.
(2)	Calculation does not reflect sales load.

Value Fund Class C Shares

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

For The Period Ended December 31, 2016*
Net Asset Value, Beginning of Period	$18.29
From Investment Operations:
Net investment income	0.10 [1]
Net realized and unrealized gain on investments	1.70

Total from investment operations	1.80

Less Distributions:
Distributions from capital gains	(0.95)

Total distributions	(0.95)

Net Asset Value, End of Period	$19.14

Total Return[2]	9.65%[3]
Ratios/Supplemental Data:
Net assets, end of period (000)	$1
Ratio of expenses to average net assets	2.27%[4]
Ratio of net investment income to average net assets	0.64%[4]
Portfolio turnover	24%[3]

*	For the period March 15, 2016 (comencement of operations) to December 31, 2016.
(1)	Calculated based on the average number of shares outstanding during the period.
(2)	Calculation does not reflect CDSC.
(3)	Not annualized.
(4)	Annualized.

Municipal Tax Free Bond Fund Class A Shares

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$9.57	$9.62	$8.89	$10.08	$9.64

From Investment Operations:
Net investment income	0.31	0.33	0.35	0.36	0.41 [1]
Net realized and unrealized gain (loss) on investments	(0.24)	(0.05)	0.73	(1.19)	0.44

Total from investment operations	0.07	0.28	1.08	(0.83)	0.85

Less Distributions:
Distributions from net investment income	(0.31)	(0.33)	(0.35)	(0.36)	(0.41)

Total distributions	(0.31)	(0.33)	(0.35)	(0.36)	(0.41)

Net Asset Value, End of Period	$9.33	$9.57	$9.62	$8.89	$10.08

Total Return[2]	0.64%	3.01%	12.35%	(8.39)%	8.91%
Ratios/Supplemental Data:
Net assets, end of period (000)	$106,984	$102,805	$107.353	$111,850	$156,793
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.04%	1.10%	1.10%	1.11%	1.15%
After expense reimbursement or recapture	0.90%	0.91%[3]	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	3.17%	3.50%	3.78%	3.78%	4.01%
Portfolio turnover	10%	11%	7%	19%	13%

(1)	Calculated based on the average number of shares outstanding during the period.
(2)	Calculation does not reflect sales load.
(3)	Includes interest expense of 0.01%.

Municipal Tax Free Bond Fund Class C Shares

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

For the Period Ended December 31, 2016*
Net Asset Value, Beginning of Period	$9.59

From Investment Operations:
Net investment income	0.17
Net realized and unrealized loss on investments	(0.28)

Total from investment operations	(0.11)

Less Distributions:
Distributions from net investment income	(0.17)

Total distributions	(0.17)

Net Asset Value, End of Period	$9.31

Total Return[1]	(1.19)%[2]
Ratios/Supplemental Data:
Net assets, end of period (000)	$28
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.89%[3]
After expense reimbursement or recapture	1.75%[3]
Ratio of net investment income to average net assets	2.19%[3]
Portfolio turnover	10%[2]

*	For the period March 15, 2016 (comencement of operations) to December 31, 2016.
(1)	Calculation does not reflect CDSC.
(2)	Not annualized.
(3)	Annualized.

Income Fund Class A Shares

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	For The Year Ended December 31, 2016	For The Year Ended December 31, 2015	For The Year Ended December 31, 2014	For The Year Ended December 31, 2013	For The Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$11.66	$12.23	$11.19	$12.24	$11.69

From Investment Operations:
Net investment income	0.46	0.51	0.53	0.53	0.59
Net realized and unrealized gain (loss) on investments	0.13	(0.53)	1.10	(1.00)	0.61

Total from investment operations	0.59	(0.02)	1.63	(0.47)	1.20

Less Distributions:
Distributions from net investment income	(0.46)	(0.51)	(0.54)	(0.52)	(0.60)
Distributions from capital gains	—	—	—	—	(0.05)
Distributions from return of capital	(0.07)	(0.04)	(0.05)	(0.06)	—

Total distributions	(0.53)	(0.55)	(0.59)	(0.58)	(0.65)

Net Asset Value, End of Period	$11.72	$11.66	$12.23	$11.19	$12.24

Total Return[1]	4.99%	(0.17)%	14.79%	(3.97)%	10.51%
Ratios/Supplemental Data:
Net assets, end of period (000)	$222,220	$201,718	$210,270	$212,201	$252,025
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.09%	1.15%	1.15%	1.19%	1.22%
After expense reimbursement or recapture	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	3.75%	4.24%	4.44%	4.47%	4.85%
Portfolio turnover	4%	9%	9%	25%	3%

(1)	Calculation does not reflect sales load.

Income Fund Class C Shares

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

For The Period Ended December 31, 2016*
Net Asset Value, Beginning of Period	$11,78

From Investment Operations:
Net investment income	0.28
Net realized and unrealized gain on investments	0.01

Total From investment operations	0.29

Less Distributions:
Distributions from net investment income	(0.29)

Distributions from return of capital	(0.05)
Total distributions	(0.34)

Net Asset Value, End of Period	$11.73

Total Return[1]	2.43%[2]
Ratios/Supplemental Data:
Net assets, end of period (000)	$95
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.84%[3]
After expense reimbursement or recapture	1.85%[3]
Ratio of net investment income to average net assets	2.77%[3]
Portfolio turnover	4%[2]

*	For the period March 15, 2016 (comencement of operations) to December 31, 2016.
(1)	Calculation does not reflect CDSC.
(2)	Not annualized.
(3)	Annualized.

Opportunity Fund Class A Shares

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period Ended December 31, 2013*
Net Asset Value, Beginning of Period	$9.16	$10.20	$9.62	$10.00

Income from Investment Operations:
Net investment income	0.19	0.25	0.39	0.14
Net realized and unrealized gain (loss) on investments	0.58	(0.86)	0.73	(0.31)

Total income from investment operations	0.77	(0.61)	1.12	(0.17)

Less Distributions:
Distributions from net investment income	(0.19)	(0.26)	(0.39)	(0.15)
Distributions from capital gains	—	—	—	(0.01)
Distributions from return of capital	(0.24)	(0.17)	(0.15)	(0.05)

Total distributions	(0.43)	(0.43)	(0.54)	(0.21)

Net Asset Value, End of Period	$9.50	$9.16	$10.20	$9.62

Total Return[1]	8.40%	(6.19)%	11.74%	(1.63)%[2]
Ratios/Supplemental Data:
Net assets, end of period (000)	$57,829	$51,523	$30,470	$7,398
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.22%	1.28%	1.66%[4]	2.72%[3]
After expense reimbursement or recapture	1.25%	1.25%	1.26%[4]	1.50%[3]
Ratio of net investment income to average net assets	1.93%	2.63%	3.83%	3.25%[3]
Portfolio turnover	12%	8%	20%	12%[2]

*	For the period July 8, 2013 (commencement of operations) to December 31, 2013.
(1)	Calculation does not reflect sales load.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes interest expense of 0.01%

Opportunity Fund Class C Shares

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

For The Period Ended December 31, 2016*
Net Asset Value, Beginning of Period	$9.14

From Investment Operations:
Net investment income	0.18
Net realized and unrealized gain on investments	0.44

Total from investment operations	0.62

Less Distributions:
Distributions from net investment income	(0.12)

Distributions from return of capital	(0.16)
Total distributions	(0.28)

Net Asset Value, End of Period	$9.48

Total Return[1]	6.59%[2]
Ratios/Supplemental Data:
Net assets, end of period (000)	$194
Ratio of expenses to average net assets:
Before expenses reimbursement or recapture	1.97%[3]
After expense reimbursement or recapture	2.00%[3]
Ratio of net investment income to average net assets	0.65%[3]
Portfolio turnover	12%[2]

*	For the period March 15, 2016 (comencement of operations) to December 31, 2016.
(1)	Calculation does not reflect CDSC.
(2)	Not annualized.
(3)	Annualized.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(516) 390-5575

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(516) 921-4200

Shareholder Services

Ultimus Asset Services, LLC

P.O. Box 46707

Cincinnati, OH 45246-0707

(800) 452-4892

Counsel

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue

New York, NY 10174

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43215

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Additional information about the Funds is contained in the Statement of Additional Information (the “SAI”). The SAI is incorporated by reference into this prospectus.

Additional information about the investments of each Fund is available in its annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain an SAI, annual report or semi-annual report for the Funds without charge, or request other information or make shareholder inquiries, call collect 516-390-5565.

The Funds’ reports and SAI can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (the “SEC”) in Washington, D.C. Information on the operation of the Public Reference Room is available from the SEC by calling 202-551-8090. The reports and other information are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information can be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. As of the date of this prospectus, the Funds’ reports and SAI are not currently available on the Fund’s website, which is under construction.

Investment Company File No. 811-08231

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

Class A Shares – TICKER: SOAAX

Class C Shares - TICKER: SACRX

SPIRIT OF AMERICA LARGE CAP VALUE FUND

Class A Shares – TICKER: SOAVX

Class C Shares – TICKER: SACVX

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

Class A Shares – TICKER: SOAMX

Class C Shares – TICKER: SACFX

SPIRIT OF AMERICA INCOME FUND

Class A Shares – TICKER: SOAIX

Class C Shares – TICKER: SACTX

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND

Class A Shares – TICKER: SOAOX

Class C Shares – TICKER: SACOX

Each a Series of Spirit of America Investment Fund, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, New York 11791-9006

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2017

This Statement of Additional Information (“SAI”) is not a prospectus but supplements, and should be read in conjunction with, the current Prospectus for the Spirit of America Real Estate Income and Growth Fund (the “Real Estate Fund”), the Spirit of America Large Cap Value Fund (the “Value Fund”), the Spirit of America Municipal Tax Free Bond Fund (the “Municipal Tax Free Bond Fund”), the Spirit of America Income Fund (the “Income Fund”) and the Spirit of America Income & Opportunity Fund (the “Opportunity Fund”), (collectively, the “Funds”) dated May 1, 2017. No investment in shares should be made without first reading the Prospectus. A copy of the Prospectus may be obtained, without charge, by contacting the distributor of Spirit of America Investment Fund, Inc. (the “Company”), David Lerner Associates, Inc. (the “Distributor”), 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006, or calling collect 516-390-5565.

The Funds’ most recent annual and semi-annual reports to shareholders are separate documents that are incorporated by reference into this SAI. The annual and semi-annual reports are also available without charge by calling collect 516-390-5565. The Funds’ SAI, and annual and semi-annual reports to shareholders are also available on the Securities and Exchange Commission’s (the “SEC”) web site at http://www.sec.gov.

FUND HISTORY

The Company, a Maryland corporation organized on May 15, 1997, is an open-end management investment company. The Company is comprised of the Real Estate Fund, Value Fund, Municipal Tax Free Bond Fund, Income Fund, Opportunity Fund and the Spirit of America Energy Fund (offered by a separate prospectus and statement of additional information, each dated March 30, 2017). Each Fund currently offers Class A Shares and Class C Shares. The Real Estate Fund, Value Fund, Municipal Tax Free Bond Fund, Income Fund and Opportunity Fund each operate as a diversified fund as that term is defined by the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT STRATEGIES,

POLICIES AND RELATED RISKS

The following supplements the information contained in the Prospectus concerning a description of securities and investment practices of the Funds. You should read it together with each Fund’s section in the Prospectus entitled “Additional Information About The Investment Objectives, Principal Investment Strategies, and Related Risks.”

As a fundamental policy, the Real Estate Fund, under normal circumstances, intends to invest at least 80% of its total assets in equity securities of real estate investment trusts (“REITs”) and other real estate industry companies. As a fundamental policy, the Value Fund invests at least 80% of its total assets in equity securities of companies in the large cap value segment of the market. Previously, the policy did not specify any capitalization range of the securities in which the Value Fund will invest. As a fundamental policy, the Municipal Tax Free Bond Fund invests at least 80% of its total assets in municipal bonds which are exempt from federal income tax, including the alternative minimum tax. As a fundamental policy, the Income Fund invests at least 80% of its total assets in a portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds, collateralized mortgage obligations (“CMOs”), and U.S. government agency securities, including securities issued by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and the Government National Mortgage Association (“GNMA”), which are subject to federal income tax. The investment practices described below are not fundamental and may be changed without the approval of the Funds’ shareholders. As a fundamental policy, the Opportunity Fund invests a substantial percentage of its total assets in a portfolio of common and preferred stocks, fixed income securities of any grade, as well non-rated fixed income securities, both short-term and long-term, including zero-coupon securities, taxable and tax-free municipal bonds, income producing convertible securities, corporate bonds, including high yield U.S. corporate bonds, floating rate bonds and step coupon bonds, municipal lease agreements, certificates of participation and CMOs, U.S. government agency securities, including securities issued by FNMA, FHLMC, and GNMA, REITs, which are subject to federal income tax, and Master Limited Partnerships (“MLPs”). The investment practices described below are not fundamental and may be changed without the approval of the Opportunity Fund’s shareholders.

Convertible Securities

Although the Real Estate Fund and Value Fund have no current intention of purchasing convertible securities, the Real Estate Fund and Value Fund may invest up to 15% of their total assets in convertible securities of issuers whose common stocks are eligible for purchase by the Real Estate Fund and Value Fund. The Opportunity Fund may invest in income-producing convertible securities. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as nonconvertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

The Real Estate Fund may also, but currently does not, invest up to 20% of its total assets in (a) mortgage-backed securities, (b) investment-grade taxable municipal obligations and (c) short-term investments. These instruments are described below.

Mortgage-Backed Securities. The Real Estate Fund, Income Fund and Opportunity Fund may invest in all types of mortgage-backed securities. The Real Estate Fund, Income Fund and Opportunity Fund also may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Although FNMA, FHLMC and similar U.S. Government sponsored entities such as the Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, the securities issued by them are neither issued nor guaranteed by the U.S. Treasury. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Accordingly, these securities may involve more risk than securities backed by the U.S. Government’s full faith and credit.

Taxable Municipal Obligations. The Real Estate Fund and Opportunity Fund may invest in investment grade taxable municipal securities. These securities are debt obligations issued by municipalities and local agencies within the United States to obtain funds for various public purposes. In addition, public authorities issue taxable industrial development bonds to provide for the construction, equipment, repair or improvement of certain privately operated or local facilities. These obligations, including those which are guaranteed by state, local and municipal agencies or instrumentalities, may or may not be backed by the full faith and credits of the taxing authority of the agency or instrumentality issuing the obligation. Unlike tax-free municipal securities, the interest on taxable municipal securities generally will be included in gross income for federal income tax purposes and may be subject to income taxes imposed by any state or political subdivision.

Investment grade securities are within the four highest credit ratings of Moody’s Investors Service, Inc. (“Moody’s”), are rated A-1, AA or better by Standard & Poor’s Ratings Group (“S&P”), or are comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by Spirit of America Management Corp. (the “Adviser”) to be of comparable quality. Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. The Real Estate Fund generally will not retain securities that fall below investment grade.

Master Limited Partnerships. The Opportunity Fund may invest in MLPs, provided that no more than 25% of the net assets of the Opportunity Fund shall be invested in MLPs at any given time. MLPs are publicly traded partnerships typically engaged in the transport, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. These activities are often referred to as “energy infrastructure.”

Short-Term Investments. The short-term investments in which the Real Estate Fund and Opportunity Fund may invest are: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody’s or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody’s or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

Convertible securities rank senior to common stocks in an issuer’s capital structure. They are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Options on Securities. The Real Estate Fund, Value Fund and Opportunity Fund may invest up to 5% of their respective total assets to purchase covered call options. In addition, the Real Estate Fund, Value Fund and Opportunity Fund may seek to increase their income or may hedge a portion of their portfolio investments through writing (i.e., selling) covered call options up to 5% of each Fund’s respective total assets and against no more than 50% of any single securities position held by the respective Funds. A call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option from the writer of the option at the stated exercise price at any time prior to the option’s expiration date. Under interpretations of the SEC currently in effect, which may change from time to time, a “covered” call option means that so long as the Real Estate Fund, Value Fund or Opportunity Fund is obligated as the writer of the call option, it will own (i) the underlying instruments subject to the option, (ii) instruments convertible or exchangeable into the instruments subject to the option or (iii) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

The Real Estate Fund, Value Fund and Opportunity Fund will receive a premium when they write call options, which increases the Real Estate Fund, Value Fund, and Opportunity Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Real Estate Fund, Value Fund and Opportunity Fund will limit their opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Real Estate Fund, Value Fund or Opportunity Fund’s obligation as the writer of the option continues. Upon the exercise of a call option written by the Real Estate Fund, Value Fund or Opportunity Fund, the Funds may suffer an economic loss equal to the excess of the security’s market value at the time of the option exercise over the price at which the Real Estate Fund, Value Fund or Opportunity Fund is required to sell the underlying security less the premium received for writing the option. Thus, in some periods the Real Estate Fund, Value Fund and Opportunity Fund might receive less total return and in other periods greater total return from their hedged positions than they would have received from leaving their underlying securities unhedged.

Purchasing only covered call options reduces the risk that securities dealers participating in such transactions would fail to meet their obligations to the Real Estate Fund, Value Fund or Opportunity Fund. In purchasing a call option, the Real Estate Fund, Value Fund and Opportunity Fund will seek to hedge against an increase in the market price of the underlying security. If a call option purchased is not sold or exercised when it has remaining value or remains equal to or below the exercise price during the life of the option, the option will expire worthless. For the purchase of a call option to be profitable, the market price of the underlying security must increase sufficiently above the exercise price to cover the premium and transaction costs.

Forward Commitments, When-Issued Securities and Delayed Delivery Transactions

Although the Funds may purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, or purchase securities on a delayed delivery basis, the Funds do not have the current intention of doing so in the foreseeable future. The Funds will normally realize a capital gain or loss in connection with these transactions.

No forward commitments will be made by the Funds if, as a result, each Fund’s aggregate commitments under such transactions would be more than 15% of the then current value of each Fund’s total assets. The Funds’ right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Funds will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Funds will set aside or segregate cash or liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Funds, the portfolio securities themselves. If a Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements

Although the Funds have no current intention of entering into standby commitments, the Real Estate Fund, Value Fund and Opportunity Fund may purchase a security subject to a standby commitment agreement. The related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the appropriate Fund’s net asset value (“NAV”). The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. Each Fund will at all times set aside or segregate cash or liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the appropriate Fund.

Short Sales

Where appropriate, the Funds may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. The Funds also may use short sales in an attempt to realize gain. To effect a short sale, a Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. No short sale will be effected which will, at the time of making such short sale transaction, cause the aggregate market value of all securities sold short to exceed 15% of the value of the Fund’s net assets.

To secure each Fund’s obligation to replace any borrowed security, the Fund will set aside or segregate an amount of cash or U.S. Government securities equal to the difference between the market value of the securities sold short at the time of the short sale, and any cash or U.S. Government securities originally deposited with the broker in connection with the short sale (excluding the proceeds of the short sale). Each Fund will thereafter maintain daily the segregated account at such a level that the amount deposited in it plus the amount originally deposited with the broker as collateral will equal the greater of the current market value of the securities sold short, or the market value of the securities at the time they were sold short.

A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Each Fund will realize a gain on the security sold short if the security declines in price between the date of the short sale and the date on which the appropriate Fund replaces the borrowed security. Each Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of the loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale.

Repurchase Agreements

The Funds may enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Real Estate Fund, Value Fund, and Opportunity Fund’s ability to enter into repurchase agreements. Currently, the

Real Estate Fund, Value Fund and Opportunity intend to enter into repurchase agreements only with its custodian and such primary dealers. In a repurchase agreement, a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer’s money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Funds to keep all of their assets at work while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. The Funds require continual maintenance by its custodian for their accounts in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor’s bankruptcy, a Fund might be delayed in, or prevented from, selling the collateral for its benefit.

Illiquid Securities

Each of the Funds may invest up to 15% of its net assets in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The Real Estate Fund, Value Fund and Opportunity Fund may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the appropriate Fund may be unable to dispose of such securities promptly or at reasonable prices.

The Adviser, under the supervision of the Board of Directors (the “Board”), will monitor the liquidity of securities in each Fund’s portfolio. In reaching liquidity decisions, the Adviser will consider, among other factors, the following: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable SEC interpretation or position with respect to such type of security.

Rights and Warrants

The Funds have no current intention to invest in rights and warrants, although the Real Estate Fund, Value Fund and Opportunity Fund may invest up to 15% of its net assets in rights or warrants only if the underlying equity securities are themselves deemed appropriate by the Adviser for inclusion in the appropriate Fund’s portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of equity investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of rights or warrants does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Portfolio Turnover

It is each Fund’s policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Municipal Tax Free Bond Fund, Income Fund and Opportunity Fund may hold securities for the sole purpose of receiving interest income, regardless of appreciation potential. A 100% annual turnover rate would occur if all securities in each Fund’s portfolio were replaced once within a period of one year. For the fiscal years ended December 31, 2014, 2015 and 2016, the Funds had portfolio turnover rates as follows:

Name of Fund	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2016
Real Estate Fund	43%	37%	10%
Value Fund	15%	19%	24%
Municipal Tax Free Bond Fund	7%	11%	10%
Income Fund	9%	9%	4%
Opportunity Fund	20%	8%	12%

Temporary Investments

From time to time, each Fund may take a temporary defensive position that is inconsistent with its principal investment strategies. For temporary defensive purposes, the Funds may invest in publicly traded debt instruments such as U.S. government and corporate bonds or mortgage backed securities. The Municipal Tax Free Bond Fund, Income Fund and Opportunity Fund may sell short U.S. Treasury Contracts. The Funds will assume a temporary defensive posture only when economic and other factors adversely affect the equity market. When the Funds maintain a temporary defensive position, they may not achieve their investment objective.

Fundamental Policies of the Real Estate Fund

In addition to the Real Estate Fund’s investment objective, the following fundamental policies may not be changed without approval by the vote of a majority of the Real Estate Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. As a matter of fundamental policy the Real Estate Fund may not:

(a)	with respect to 75% of its total assets, have such assets represented by other than: (i) cash and cash items, (ii) U.S. Government securities, or (iii) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater than 5% of the Real Estate Fund’s total assets, and not more than 10% of the outstanding voting securities of such issuer;

(b)	purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Real Estate Fund in the securities of such issuer exceeds 15% of its total assets, or (b) the Real Estate Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer;

(c)	invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry (other than the real estate industry, in which the Real Estate Fund will invest at least 25% or more of its total assets), except that this restriction does not apply to U.S. Government securities;

(d)	purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including real estate equity securities;

(e)	borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made;

(f)	pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

(g)	make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; or (b) the use of repurchase agreements;

(h)	participate on a joint or joint and several basis in any securities trading account;

(i)	invest in companies for the purpose of exercising control;

(j)	issue any senior security; and

(k)	(i) purchase or sell commodities or commodity contracts including futures contracts; (ii) invest in interests in oil, gas, or other mineral exploration or development programs; (iii) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (iv) act as an underwriter of securities, except that the Real Estate Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Real Estate Fund might be deemed to be an underwriter for purposes of the Securities Act.

Fundamental Policies of the Value Fund

In addition to the Value Fund’s investment objective, the following fundamental policies may not be changed without approval by the vote of a majority of the Value Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. As a matter of fundamental policy the Value Fund may not:

(a)	with respect to 75% of its total assets, have such assets represented by other than: (i) cash and cash items, (ii) U.S. Government securities, or (iii) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater than 5% of the Value Fund’s total assets, and not more than 10% of the outstanding voting securities of such issuer;

(b)	invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry except that this restriction does not apply to U.S. Government securities;

(c)	purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including real estate equity securities;

(d)	borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the 1940 Act;

(e)	pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

(f)	make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; or (b) the use of repurchase agreements;

(g)	issue any senior security; and

(h)	(i) purchase or sell commodities or commodity contracts including futures contracts; (ii) invest in interests in oil, gas, or other mineral exploration or development programs; (iii) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (iv) act as an underwriter of securities, except that the Value Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Value Fund might be deemed to be an underwriter for purposes of the Securities Act.

Fundamental Policies of the Municipal Tax Free Bond Fund

In addition to the Municipal Tax Free Bond Fund’s investment objective, the following fundamental policies may not be changed without approval by the vote of a majority of the Municipal Tax Free Bond Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. As a matter of fundamental policy the Municipal Tax Free Bond Fund may not:

(a)	with respect to 50% of its total assets, have such assets represented by other than: (i) municipal bonds exempt from federal income tax, or (ii) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater than 5% of the Municipal Tax Free Bond Fund’s total assets;

(b)	invest 25% or more of its total assets in the securities of issuers located in any one state, except that this restriction does not apply to U.S. Government securities;

(c)	invest 25% of more of its total assets in industrial development bonds issued by companies within the same industry;

(d)	purchase or sell real estate;

(e)	borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the 1940 Act;

(f)	pledge, lend, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

(g)	make loans except through the purchase of debt obligations in accordance with its investment objectives and policies;

(h)	participate on a joint or joint and several basis in any securities trading account;

(i)	purchase or sell commodities or commodity contracts; (ii) invest in interests in oil, gas, or other mineral exploration or development programs; (iii) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (iv) act as an underwriter of securities, except that the Municipal Tax Free Bond Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Municipal Tax Free Bond Fund might be deemed to be an underwriter for purposes of the Securities Act; and

(j)	issue any senior security.

Fundamental Policies of the Income Fund

In addition to the Income Fund’s investment objective, the following fundamental policies may not be changed without approval by the vote of a majority of the Income Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. As a matter of fundamental policy the Income Fund may not:

(a)	with respect to 50% of its total assets, have such assets represented by other than: (i) taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds, CMOs, and U.S. government agency securities, or (ii) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater than 5% of the Income Fund’s total assets;

(b)	invest 25% or more of its total assets in the securities of issuers located in any one industry except that this restriction does not apply to securities issued by the U.S. government, agencies, states, municipalities or their instrumentalities;

(c)	purchase or sell real estate;

(d)	borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the 1940 Act;

(e)	pledge, lend, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

(f)	make loans except through the purchase of debt obligations in accordance with its investment objectives and policies;

(g)	participate on a joint or joint and several basis in any securities trading account;

(h)	(i) purchase or sell commodities or commodity contracts; (ii) invest in interests in oil, gas, or other mineral exploration or development programs; (iii) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (iv) act as an underwriter of securities, except that the Income Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Income Fund might be deemed to be an underwriter for purposes of the Securities Act; and

(i)	issue any senior security.

Fundamental Policies of the Opportunity Fund

In addition to the Opportunity Fund’s investment objective, the following fundamental policies may not be changed without approval by the vote of a majority of the Opportunity Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. As a matter of fundamental policy the Opportunity Fund may not:

(a)	with respect to 50% of its total assets, have such assets represented by other than: (i) taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds, CMOs, and U.S. government agency securities, or (ii) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater than 5% of the Fund’s total assets;

(b)	invest 25% or more of its total assets in the securities of issuers located in any one industry except that this restriction does not apply to securities issued by the U.S. government, agencies, states, municipalities or their instrumentalities;

(c)	purchase or sell real estate;

(d)	borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the 1940 Act;

(e)	pledge, lend, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

(f)	make loans except through the purchase of debt obligations in accordance with its investment objectives and policies;

(g)	participate on a joint or joint and several basis in any securities trading account;

(h)

(i) purchase or sell commodities or commodity contracts; (ii) invest in interests in oil, gas, or other mineral exploration or development programs; (iii) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (iv) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act; and

(i)	issue any senior security.

Non-Fundamental Policy of the Funds

The following restriction is imposed by the management of the Funds and may be changed by the Board without shareholder approval at any time. The Funds may not:

(a)	borrow money, except that the Funds may borrow money from banks for temporary or emergency purposes only, including the meeting of redemption requests which might require the untimely disposition of securities, and may use collateral for such borrowing. Such temporary borrowing may not exceed 33.33% of the value of the total assets of the Real Estate Fund and Value Fund at the time of borrowing and may not exceed 5% of the value of the total assets of either the Municipal Tax Free Bond Fund, the Income Fund or the Opportunity Fund at the time of borrowing. In the event asset coverage for such borrowings falls below 300%, a Fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage.

(b)	engage in time zone arbitrage transactions, buy back transactions, dollar roll transactions or even linked bond transactions;

(c)	enter into any swap agreements, excluding the Income Fund which may enter into swap agreements; and

(d)	invest in derivative securities, other than covered call options in the case of the Real Estate Fund, Value Fund and Opportunity Fund, and other than those securities, in the case of the Municipal Tax Free Bond Fund, Income Fund and Opportunity Fund, which are derived from municipal bonds.

DISCLOSURE OF PORTFOLIO HOLDINGS

The following policies and procedures describe the circumstances under which the Company, its administrator, Ultimus Asset Services, LLC (“Ultimus”) or its Adviser (collectively, the “Service Provider(s)”), may disclose each Fund’s portfolio securities. The principal Service Provider responsible for dissemination of information about the Funds’ portfolio securities is Ultimus. The Company and its Service Providers shall only disclose information concerning securities held in the Funds’ portfolios under the following circumstances:

The Company or a Service Provider may disclose a Fund’s portfolio securities holdings to selected third parties in advance of general release when the Company has a legitimate business purpose for doing so and it shall authorize in writing its Service Providers to disclose the Fund’s portfolio holdings; examples of instances in which selective disclosure of a Fund’s portfolio securities may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to third party service providers of auditing, custody, proxy voting and other services to the Company; or disclosure to a rating or ranking agency. From time to time, the Funds may also disclose their top ten holdings on their web-site with little or no lag time.

As required by the federal securities laws, including the 1940 Act, the Company shall disclose the Funds’ portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require. Form N-CSR is made publicly available and sent to shareholders within 60 days following the end of the 2nd and 4th fiscal quarters.

In the event that the Company or a Service Provider discloses a Fund’s portfolio securities holdings to a selected third party for a legitimate business purpose, such third party shall be required to keep the information confidential and shall not trade on such information.

Neither the Company, a Service Provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Funds’ portfolio securities.

Ultimus is responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other services to the Company, or disclosure to a rating or ranking organization. Ultimus or the Company may also send portfolio holdings information on an on-going basis to mutual fund analysts and rating and trading entities, such as Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock. In these instances, portfolio holdings as of a month end will be supplied within approximately 30 days after that month end. With respect to any other disclosure of the Company’s portfolio holdings, the Company’s President and Treasurer, or the Adviser’s President shall be authorized to disclose such information.

In order to ensure that the disclosure of the Funds’ portfolio securities is in the best interests of the Funds’ shareholders and to avoid any potential or actual conflicts of interest with Ultimus, the Adviser, the Company’s principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of the Funds’ portfolio securities for legitimate business purposes shall be approved by the Company’s Board in advance of such disclosure. This requirement shall not apply to the disclosure of the Funds’ portfolio securities to the Company’s existing service providers of auditing, custody, proxy voting and other services to the Company in connection with the provision of their services to the Company, or as otherwise provided herein.

The Board shall receive quarterly reports stating whether disclosures were made concerning the Funds’ portfolio holdings in contravention of these policies and procedures during the previous quarter, and if so, such report shall describe to whom and under what circumstance such disclosures were made.

MANAGEMENT OF THE FUNDS

Directors and Officers

The Board has responsibility for the overall management and operations of the Funds. The Board establishes the Funds’ policies and oversees and reviews the management of the Funds. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Funds.

Set forth below are the Directors and executive officers of the Funds, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them.

Name (Age) and Address	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS
David Lerner[2] (81) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director, Chairman of the Board, President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	6	President and Director of Spirit of America Management Corp., the Company’s investment adviser.
Daniel Lerner[2] (55) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	6	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.
INDEPENDENT DIRECTORS
Allen Kaufman (80) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[3]	6	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.
Stanley S. Thune (80) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	6	Director of Freight Management Systems, Inc.

Name (Age) and Address	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Richard Weinberger (80) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 2005	Retired; Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C. January 2000 to December 2004.	6	None

Name (Age) and Address	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
OFFICERS
David Lerner (see biography above)	President
Alan P. Chodosh (63) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Treasurer and Secretary	Since 2003 Since 2005	Senior Advisor, David Lerner Associates, Inc. from April 2016 to present; Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. from June 1999 to August 2016.	N/A	N/A
Joseph Pickard (56) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

[1]	Each Director serves for an indefinite term, until his successor is elected.
[2]	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.
[3]	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of the Board’s effectiveness. The Board determined that each of the Directors is qualified to serve as a Director of the Funds based on a review of the experience, qualifications, attributes and skills of each Director. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Directors, the Adviser, other service providers, counsel and the independent registered accounting firm; and willingness and ability to commit the time necessary to perform the duties of a Director. Each Director’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Director of the Funds. Information as of December 31, 2016 indicating the specific experience, skills, attributes and qualifications of each Director, which led to the Board’s determination that the Director should serve in this capacity, is provided below.

David Lerner.

Mr. David Lerner is the founder of the Adviser and has been a Director and President of the Funds since inception. Mr. David Lerner has over 38 years of securities industry experience and is the president and a director of the Adviser.

Daniel Lerner.	Mr. Daniel Lerner has been a Director of the Funds since inception. He has over 29 years of securities industry experience and is also a senior vice president and a director of the Distributor.
Allen Kaufman.	Mr. Kaufman has been a Director of the Funds since inception. He has over 49 years of business leadership experience and is currently a president and chief executive officer of an insurance agency.

Stanley S. Thune.

Mr. Thune has been a Director of the Funds since inception. He has over 43 years of business leadership experience and is currently the president and chief executive officer of a logistics management company.

Richard Weinberger.	Mr. Weinberger is currently retired. He has been a Director of the Funds since 2005. He has been an attorney since 1963, and has experience with commercial law, securities law and litigation and is currently an arbitrator for FINRA.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Directors do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Leadership Structure and Responsibilities of the Board of Directors and Committees

The Board is responsible for overseeing the management of the Funds. The Board also elects the Company’s officers who conduct the daily business of the Funds. The Board meets at least four times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.

The Directors interact directly with the Chairman of the Board, each other as directors and committee members, the Funds’ officers, and senior management of the Adviser and other service providers of the Funds at scheduled meetings and between meetings, as appropriate. Each Director was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Directors and Officers,” above.

Currently the Board is comprised of five individuals, two of whom are considered “Interested” Directors as defined by the Investment Company Act. The remaining Directors are referred to as “Disinterested” or “Independent” Directors. Mr. David Lerner, the Funds’ President, is the Chairman of the Board and is an Interested Director. Mr. Thune is the lead director of the Board and is Disinterested. The lead director chairs sessions among the Disinterested Directors, serves as a spokesperson for the Disinterested Directors and serves as a liaison between the Disinterested Directors and the Funds’ management between Board meetings. The Board believes that it is beneficial to have a representative of Funds’ management as its Chairman. Mr. David Lerner is the founder of the Distributor and is a director and president of the Adviser, and oversees the investment and business affairs of the Funds. Accordingly, the Board believes his participation in the Board’s deliberations helps assure that the Board’s decisions are informed and appropriate. Mr. David Lerner’s presence on the Board ensures that the Board’s decisions are accurately communicated to and implemented by Funds’ management.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Directors from the Adviser and other service providers with respect to services provided to the Funds, potential conflicts of interest that could arise from these relationships and other risks that the Funds may face. The Board further believes that its structure allows all of the Directors to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Director’s talents to bear in overseeing the Funds’ operations is important, in light of the size and complexity of the Funds and the risks that the Funds face. The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Funds, and the environment in which the Funds operate, change.

Currently, the Board has an Audit Committee, Pricing Committee, Compliance Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

The Audit Committee is comprised of Messrs. Kaufman, Thune and Weinberger. The Audit Committee makes recommendations to the Board with respect to the engagement of independent auditors, approves all auditing and other services provided to the company and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Funds’ financial operations. During the fiscal year ended December 31, 2016, there were four Audit Committee meetings.

The Pricing Committee consists of the Portfolio Manager of Fund, the Chief Compliance Officer (“CCO”) of the Investment Adviser, the CCO of the Fund, the Chief Financial Officer of the Fund, at least one director who is not an “interested person,” and a representative of the Fund Administrator. The Pricing Committee has responsibility for, among other things, determining and monitoring the value of each Fund’s assets. The Pricing Committee did not meet during the fiscal year ended December 31, 2016.

The Compliance Committee consists of Messrs. Kaufman, Thune and Weinberger and Joseph Pickard, as the Company’s Chief Compliance Officer. The Compliance Committee has the responsibility of, among other things, monitoring the Company’s compliance with applicable law. During the fiscal year ended December 31, 2016, there were five Compliance Committee meetings.

The Nominating Committee consists of Messrs. Kaufman and Thune. The Nominating Committee evaluates the size and composition of the Board, identifies and screens independent director candidates for appointment to the Board and submits final recommendations to the full Board for approval, reviews independent director compensation and expense reimbursement policies, and reviews memoranda prepared by independent legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of directors. The Nominating Committee did not meet during the fiscal year ended December 31, 2016.

Consequently, while the Nominating Committee will consider candidates timely recommended by shareholders to serve as a director, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Director is in the best interests of the Company. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any timely submitted shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Directors. For shareholder recommendations to be considered, a shareholder must provide contact information for the candidate, including all the information about a candidate that would be required to be included in a proxy statement seeking approval of that candidate, and a notarized letter executed by that candidate which states his or her willingness to serve on the Board if elected.

Risk Oversight

Through its direct oversight role, and indirectly through its Committees, officers and service providers, the Board performs a risk oversight function for the Company consisting, among other things, of the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of each Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Board; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting the representatives of key service providers, including the investment adviser, administrator, the distributor, the transfer agent, the custodian and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and (5) engaging the services of the Chief Compliance Officer of the Company to test the compliance procedures of the Funds and the service providers.

Security and Other Interests

The following table sets forth the aggregate dollar range of equity securities beneficially owned by each Director in the Funds as of December 31, 2016.

Name of Director	David Lerner	Daniel Lerner	Allen Kaufman	Stanley Thune	Richard Weinberger
Real Estate Fund	Over $100,000	$1-$10,000	$1-$10,000	None	$10,001-$50,000
Value Fund	Over $100,000	None	$50,001-$100,000	None	$10,001-$50,000
Municipal Tax Free Bond Fund	Over $100,000	None	None	None	$10,001-$50,000
Income Fund	$10,001-$50,000	None	$1-$10,000	None	$10,001-$50,000
Opportunity Fund	Over $100,000	None	None	$10,001-$50,000	$1-$10,000
All Registered Investment Companies Overseen by Director within the Family of Investment Companies	Over $100,000	Over $100,000	$10,001 - $50,000	$1 - 10,000	$1 - $10,000

With respect to the Directors who are not “interested persons” of the Company as defined in the 1940 Act, as of December 31, 2016, neither they or any of their immediate family members owned, beneficially or of record, any securities in the Adviser or Distributor of the Company, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Distributor of the Company.

Compensation

Certain Officers and Directors of the Company are “affiliated persons,” as that term is defined in the 1940 Act, of the Adviser or the Distributor. During the fiscal year ended December 31, 2016, each Director of the Company who is not an affiliated person of the Adviser or Distributor receives a quarterly retainer of $7,200, $1,500 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2016, the Company paid $24,000 for the Chief Compliance Officer fee. In addition, David Lerner Associates, Inc. (“DLA”), a registered broker-dealer affiliated with the Adviser and the Funds’ Distributor did not receive any brokerage commissions for the year ended December 31, 2016.

The table below sets forth the compensation paid to the Directors of the Company for the fiscal year ended December 31, 2016.

Name of Director	Aggregate Compensation from Company(1)	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Company and Fund Complex Paid to Directors(2)
David Lerner	$0	$0	$0	$0
Daniel Lerner	$0	$0	$0	$0
Allen Kaufman	$22,029	$0	$0	$37,000
Stanley Thune	$22,029	$0	$0	$37,000
Richard Weinberger	$22,029	$0	$0	$37,000

(1)	Director fees and expenses are allocated among all of the Funds comprising the Company. For the fiscal year ended December 31, 2016, the Director fees and expenses were allocated to each Fund as follows: $12,844 to the Real Estate Fund, $8,215 to the Value Fund, $12,891 to the Municipal Tax Free Bond Fund, $25,647 to the Income Fund, $6,490 to the Opportunity Fund and $44,913 to the Energy Fund.
(2)	These figures represent the annual aggregate compensation paid by the Fund Complex for the fiscal year ended December 31, 2016. The Fund Complex is comprised of the Real Estate Fund, the Value Fund, the Municipal Tax Free Bond Fund, the Income Fund, the Opportunity Fund and the Energy Fund.

Elimination of the Sales Load

The officers and present and former directors of the Funds may purchase Class A Shares of the Real Estate Fund, Value Fund, Municipal Tax Free Bond Fund, Income Fund and Opportunity Fund, as applicable, at NAV (i.e. without any initial sales charge).

Code of Ethics

The Company, Adviser and the Distributor have adopted a joint Code of Ethics under Rule 17j-1 under the 1940 Act. The Code of Ethics permits but restricts the investing activities of the Funds’ officers and directors and personnel of the Distributor and Adviser in an effort to prevent deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds.

Policy for Voting Proxies

The Board has delegated to the Adviser the responsibility to vote proxies of companies held in each Fund’s portfolio according to the Company’s Proxy Voting Policies and Procedures. It is the policy of the Funds to vote portfolio company proxies in a manner reasonably expected to ensure that proxies are voted in the best interests of the Funds and their shareholders. Thus, the Funds generally vote in line with management’s recommendations, as the Funds believe that management of such portfolio companies has its shareholders’ best interests in mind. However, in cases where there is strong evidence that the portfolio company’s proxy proposal is not in the interest of the Funds or their shareholders, the Funds will vote against management’s recommendations.

In the event that a conflict arises between the interests of a Fund’s shareholders and those of the Adviser, the Distributor, or an affiliate of such parties or the Fund, in connection with voting proxies, the Adviser will contact an Independent Director of the Fund. The Adviser will disclose the conflict of interest to such Independent Director, propose the manner in which it believes the vote should be cast (e.g., for or against management, or abstain), and seek the Independent Director’s consent to voting in such manner. In the event the Independent Director determines not to consent to such proposed manner of voting, the Adviser will vote the proxy in the manner directed by the Independent Director.

Upon receiving proxy materials on behalf of the Funds, the Funds’ portfolio manager reviews all issues up for vote, votes such proxies in accordance with the Proxy Voting Policies and Procedures, and submits them to the issuer in a timely manner.

Information regarding how the Funds voted proxies relating to portfolio securities for the twelve-month period ended June 30, 2013 is available for all Funds, without charge by calling collect 516-390-5565 and on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 3, 2017, the officers and Directors, as a group, owned beneficially less than 1.00% of Class A Shares of the Municipal Tax Free Bond Fund, Class A Shares of the Income Fund, and Class A Shares and Class C Shares of the Opportunity Fund. As of April 3, 2017, the officers and Directors, as a group, owned beneficially approximately 5.63% of the outstanding voting shares of Class A Shares of the Real Estate Fund, approximately 10.41% of the outstanding voting shares of Class C Shares of the Real Estate Fund, approximately 7.25% of the outstanding voting shares of Class A Shares of the Value Fund, approximately

93.92% of the voting shares of the Class C Shares of the Value fund, approximately 2.04% of the outstanding voting shares of Class C Shares of the Municipal Tax Free Bond Fund and approximately 1.10% of the voting shares of the Class C Shares of the Income Fund.

As of April 3, 2017, the following organization or individual held of record or beneficially 5% or more of the shares of the Real Estate Fund - Class A Shares, Real Estate Fund - Class C Shares, Value Fund - Class A Shares, Value Fund – Class C Shares, Municipal Tax Free Bond Fund – Class C Shares, Income Fund – Class C Shares and Opportunity Fund – Class C Shares, as indicated in the table below. As of April 3, 2017, no shareholders owned of record or beneficially 5% or more of the Municipal Tax Free Bond Fund - Class A Shares, Income Fund - Class A Shares or Opportunity Fund - Class A Shares. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Fund	Name and Address	Beneficially Owned	Owner of Record	Percentage Owned
Real Estate Fund, A Shares	The David Lerner Revocable Living Trust David Lerner, Trustee 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791	X	X	5.49%

Real Estate Fund, C Shares	Equity Trust FBO Simon X-M Li/IRA 56 Danville Drive West Windsor, NJ 08550	X	X	89.59%

	The David Lerner Revocable Living Trust David Lerner, Trustee 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791	X	X	10.41%

Value Fund, A Shares	The David Lerner Revocable Living Trust David Lerner, Trustee 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791	X	X	7.25%

Value Fund, C Shares	The David Lerner Revocable Living Trust David Lerner, Trustee 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791	X	X	93.92%

	Equity TR FBO Neville L. John/ROT 67 Franklin Terrace FL1 Irvington, NJ 07111	X	X	6.08%

Municipal Tax Free Bond Fund, C Shares	Fred Harris 15456 Pembridge Drive Apt. 204 Delray Beach, FL 33484	X	X	29.13%

	Mark A Repka 810 Southgate Drive State College, PA 16801	X	X	5.91%

Fund	Name and Address	Beneficially Owned	Owner of Record	Percentage Owned
	Jose R. Martinez 53 Smith Street Perth Amboy, NJ 10583	X	X	21.86%

	Daniel McGinn P.O. Box 185 Scarsdale, NY 10583	X	X	41.07%

Income Fund, C Shares	Equity TR FBO Richard Petersen 139 Hilltop Acres Yonkers, NY 10704	X	X	10.39%

	Michael Carmody C/F Sear Carmody UGMA/NY 33 Tier Street Apt. C Bronx, NY 10464	X	X	16.18%

	Vivian Giacomarro Vivian Waldron as POA 353 Sherman Street Passaic, NJ 07055	X	X	14.88%

	Equity TR FBO Margie Cieslinski/IRA/ Margie Cieslinski 115 Maria Lane Yonkers, NY 10710	X	X	10.11%

	Prince A Webb II Supplemental Care/Trust DTD 9/1/1998 John Q. Gale, Esq. as Trustee 363 Main Street 4th Floor Hartford, CT 06106	X	X	42.96%

Opportunity Fund, C Shares	Equity TR FBO Barbara E. Iannucci 3366 Agar Place Bronx, NY 10465	X	X	9.71%

	Equity TR FBO Armand Laurino/IRA 16 North Chatsworth Avenue #301 Larchmont, NY 10538	X	X	32.33%

	Equity TR FBO Louise Cacedi IRA 712 Downing Ct. West Ampton, NJ 08060	X	X	6.14%

	Equity TR FBO Carl G. Grube/IRA 105 Maria Lane Yonkers, NY 10710	X	X	5.07%

	Equity TR FBO Rona Dacosta-Walker 12032 Citrus Leaf Drive Gibsonton, FL 33534	X	X	5.78%

	Equity TR FBO Henry Schaber/IRA 405 Covington Green Lane Patterson, NY 12563	X	X	5.86%

Fund	Name and Address	Beneficially Owned	Owner of Record	Percentage Owned
	Mary Lynn Parks 484 Lakeshore Drive P.O. Box 12 Smallwood, NY 12778	X	X	8.17%

	Prince A Webb II Supplemental Care Trust DTD 9/1/1998 John Q. Gale, Esq. as Trustee 363 Main Street 4th Floor Hartford, CT 06106	X	X	5.07%

	Equity TR FBO Michael A Bierman 22065 Las Brisas Circle 407 Boca Raton, FL 33433	X	X	14.42%

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Mr. David Lerner is the sole shareholder, director and controlling person of the Adviser. Therefore, Mr. Lerner is an affiliated person of the Funds and the Adviser.

The Company employs the Adviser to manage the investment and reinvestment of the assets of the Funds, to determine in its discretion the assets to be held uninvested, to provide the Company with records concerning the Adviser’s activities which the Company is required to maintain, and to render regular reports to the Funds’ officers and Board concerning the Adviser’s discharge of the foregoing responsibilities. The annual advisory fee payable by the Real Estate Fund and Value Fund is 0.97% of each Fund’s average daily net assets. The Municipal Tax Free Bond Tax Free Fund and the Income Fund pay the Adviser a fee at the annual rate of 0.60% of each Fund’s average daily net assets. The annual advisory fee payable by the Opportunity Fund is 0.65% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of the Municipal Tax Free Bond Fund under an Operating Expenses Agreement so that the total operating expenses will not exceed 0.90% and 1.75% of the Class A and Class C average daily net assets of the Fund, respectively, through April 30, 2018. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of the Income Fund under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.10% and 1.85% of the Class A and Class C average daily net assets of the Fund, respectively, through April 30, 2018. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of the Opportunity Fund under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.25% and 2.00% of the Class A and Class C average daily net assets of the Fund, respectively, through April 30, 2018. In subsequent years, overall expenses for the Real Estate Fund Class A Shares, Value Fund Class A Shares, Municipal Tax Free Bond Fund Class A Shares and Income Fund Class A Shares, may not fall below 1.97%, 1.97%, 0.90%, 1.10% and 1.25%, respectively, until the Adviser has been fully reimbursed for fees forgone or expenses paid. Each Fund class bears its pro rata share of the fee payable to the Adviser. For the fiscal years ended December 31, 2014, 2015 and 2016, the fees for each Fund payable to the Adviser, the reductions attributable to voluntary fee waivers and the net fees paid with respect to the Funds were as follows:

Fiscal Year Ended December 31, 2014

Fund	Advisory Fees Payable	Reduction in Fee	Net Fee Paid
Real Estate Fund	$1,264,387	$0	$1,264,387
Value Fund	$704,092	$0	$704,092
Municipal Tax Free Bond Fund	$645,368	$210,870	$434,498
Income Fund	$1,224,008	$97,584	$1,126,424
Opportunity Fund	$97,395	$59,659	$37,736

Fiscal Year Ended December 31, 2015

Fund	Advisory Fees Payable	Reduction in Fee	Net Fee Paid
Real Estate Fund	$1,266,383	$0	$1,266,383
Value Fund	$740,609	$0	$740,609
Municipal Tax Free Bond Fund	$619,220	$203,144	$416,076
Income Fund	$1,243,825	$98,192	$1,145,633
Opportunity Fund	$294,908	$15,173	$279,735

Fiscal Year Ended December 31, 2016

Fund	Advisory Fees Payable	Reduction in Fee	Fees Recouped by Advisor	Net Fee Paid
Real Estate Fund	$1,078,376	$0	$0	$1,078,376
Value Fund	$695,073	$0	$0	$695,073
Municipal Tax Free Bond Fund	$657,156	$155,022	$0	$502,134
Income Fund	$1,318,434	$0	$25,263	$1,343,697
Opportunity Fund	$365,515	$0	$16,240	$381,755

Any amounts waived or reimbursed by the Adviser are subject to repayment by a Fund within a period of three years after such waivers or expenses were incurred, provided the Fund is able to make such repayments and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Advisor as of December 31, 2016, along with their expiration dates is shown below.

	Recoupment Expires December 31,
Fund	2017	2018	2019	Total
Municipal Tax Free Bond Fund	$210,870	$203,144	$155,022	$569,036
Income Fund	$97,584	$98,192	—	$195,776
Opportunity Fund	$59,659	$15,173	—	$74,832

INFORMATION ABOUT PORTFOLIO MANAGERS

Other Accounts Managed

As of the date of this SAI, the Portfolio Managers do not provide portfolio management for any other registered investment companies, pooled investment vehicles or other accounts, except for Mr. Mason. Mr. Mason is the portfolio manager for the Spirit of America Energy Fund, a registered investment company, which had approximately $614,000,000 in assets as of December 31, 2017.

Description of Compensation

Each Portfolio Manager’s compensation consists of a fixed base salary and a bonus which is based on the sale of shares of all of the Funds, the increase in value of all of the Funds and under certain conditions, a percentage of the income earned by the Adviser for its management of all of the Funds.

Potential Conflicts of Interest

The management of multiple funds may give rise to potential conflicts of interest if the funds have different objectives, benchmarks, time horizons and fees. The Portfolio Managers may be required to allocate their time and investment ideas across multiple funds. The Portfolio Managers may execute transactions for a fund that may adversely impact the value of securities held by another fund. Securities selected for one fund may outperform the securities selected for another fund. Each Portfolio Manager’s management of his personal accounts may also give rise to potential conflicts of interest.

The Portfolio Manager of the Opportunity Fund and Energy Fund and Co-Portfolio Manager of the Real Estate Fund and Income Fund, William Mason, is employed by DLA, a registered securities broker/dealer. In that capacity, he manages trading, underwriting, institutional sales and dealer sales covering products such as, municipal bonds, treasuries, collateralized mortgage obligations, corporate bonds and unit investment trusts. He also manages DLA’s proprietary fixed-income trading accounts. Mr. Douglas Revello, the Portfolio Manager for the Municipal Tax Free Bond Fund and Real Estate Fund and the Co-Portfolio Manager for the Value Fund is also employed by DLA, a registered securities broker/dealer. In that capacity, he is involved in trading, underwriting and dealer sales covering products such as municipal bonds, treasuries, and corporate bonds. Mr. Mark Reilly, the Portfolio Manager for the Income Fund, and Co-Portfolio Manager of the Municipal Tax Free Bond Fund, is also employed by DLA, a registered securities broker/dealer. In that capacity, he is involved in tax-free municipal bonds, taxable municipal bonds, and mortgage backed securities. Conflicts of interest may arise because the Funds’ Portfolio Managers have day-to- day management responsibilities with respect to both the Funds and various other accounts. These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

Different Investment Strategies. The accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

Selection of Brokers. The Portfolio Managers select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Conflicts of Interest

Where conflicts of interest arise between a Fund and other accounts managed by the Portfolio Managers, the Portfolio Managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for other accounts overseen by the Portfolio Managers.

Ownership of Securities

The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager in the Funds as of December 31, 2016.

Fund	Alpana Sen	William Mason	Douglas Revello	Mark Reilly
Real Estate Fund	$1-$10,000	$10,001-$50,000	$1-$10,000	None
Value Fund	None	$10,001-$50,000	None	None
Municipal Tax Free Bond Fund	None	$50,001-$100,000	$1-$10,000	None
Income Fund	$10,001-$50,000	$10,001-$50,000	$1-$10,000	None
Opportunity Fund	$10,001-$50,000	$10,001-$50,000	None	None

Principal Distributor

David Lerner Associates, Inc. is located at 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006. Mr. David Lerner, founder of the Distributor, is also the sole shareholder and director of the Adviser and an affiliated person of the Company. The shares of each Fund are offered continuously. Prior to December 31, 2008, SSH Securities, Inc. served as principal distributor of the Funds.

Legal Proceedings

On May 7, 2010, each of William Mason, the Portfolio Manager for the Real Estate Fund, Income Fund, and Opportunity Fund, and DLA, the Fund’s principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of the Financial Industry Regulatory Authority (“FINRA”) relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Complaint alleges that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter and assessed monetary fines and other sanctions against DLA and Mr. Mason, including a suspension of Mr. Mason from association with a FINRA member firm for six (6) months. Both DLA and Mr. Mason appealed the decision.

On May 27, 2011, FINRA filed a complaint against DLA, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITs and/or Apple REIT. On October 22, 2012, DLA, Mr. Lerner and Mr. Mason settled all of the foregoing FINRA investigations and actions involving Apple REIT securities and municipal bond and collateralized mortgage obligation pricing. Without admitting or denying the allegations, in connection with the settlement, DLA, Mr. Lerner and Mr. Mason each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year and in any principal capacity for a period of two years thereafter beginning on November 19, 2012; and Mr. Mason agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of six months, which suspension ended on June 16, 2013. The fines and suspensions do not involve the Income Fund, Opportunity Fund or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. On April 23, 2014, the United States Court of Appeals for the Second Circuit substantially affirmed the April 3, 2013 decision of United States District Judge, Kiyo A. Matsumoto, dismissing with prejudice the class action complaint in In Re Apple REITs Litigation. The Second Circuit held that Judge Matsumoto correctly found that there were no material misrepresentations or omissions in the offering materials for Apple REITs Six through Ten. The appeals court upheld dismissal of ten of the thirteen claims in the case, including all federal and state securities law claims, and also upheld Judge Matsumoto’s refusal to allow plaintiffs to amend their complaint. The appeals court remanded three state common law claims to the District Court for the Eastern District of New York for further proceedings. On March 25, 2015, the District Court dismissed the remaining state common law claims against DLA, with prejudice. Plaintiffs did not file an appeal. Neither the Adviser nor the Funds were a party to any of the investigations or actions listed in this section.

In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the “Litigation”) was commenced in federal court in Nevada against DLA, the Funds’ principal underwriter and distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence and misrepresentation. The plaintiffs, purportedly customers who maintain individual retirement accounts at DLA which contained non-traded REIT securities, allege, among other things, that the defendants failed to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York. On March 30, 2015, the District Court dismissed all claims against DLA, with prejudice. Plaintiffs appealed the decision dismissing the claims. On April 14, 2016, the United States Court of Appeals for the Second Circuit unanimously affirmed judgement of the District Court dismissing the claims against DLA. Plaintiffs did not appeal that dismissal. Neither the Advisor nor the Funds are a party to the Litigation.

Distribution and Service Plans

Class A Shares and Class C Shares of the Funds have adopted a Rule 12b-1 Plan with respect to its shares (each a “12b-1 Plan,” collectively, the “12b-1 Plans”).

The Plan provides that the Distributor may use the fees paid by the Funds under the Plan (“12b-1 fees”) to finance the distribution of each Fund’s shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel and paying distribution and maintenance fees to brokers, dealers and others.

The Plan is characterized as a compensation plan because the distribution and service fees will be paid to the Distributor without regard to the distribution or shareholder services expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries.

The Plan provides that the Distributor will use the 12b-1 fees received from each of the Funds for expenses incurred in the promotion and distribution of shares of each respective class of each Fund. 12b-1 fees received from the Funds will not be used to pay any interest expenses, carrying charges or other financing costs Of the Distributor.

The Real Estate Fund Class A Shares and Value Fund Class A Shares are not obligated under their Plans to pay any 12b-1 fee in excess of an annual rate of 0.30% of their average net assets. The Municipal Tax Free Bond Fund Class A Shares are not obligated under its plan to pay any 12b-1 fees in excess of an annual rate of 0.15% of its average net assets. The Income Fund Class A Shares and the Opportunity Fund Class A Shares are not obligated under its plan to pay any 12b-1 fees in excess of an annual rate of 0.25% of its average net assets. All expenses of distribution and marketing in excess of the maximum amounts permitted by the Plan per annum will be borne by the Distributor.

With respect to each Fund’s Class C Shares, the fee paid to the Distributor by the Fund is 1.00% of the average daily net assets of the Class C Shares. Of this amount, 0.75% represents 12b-1 fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services.

The Funds intend to operate the Plan in accordance with their terms and in accordance with the rules of FINRA concerning sales charges.

The fees paid to the Distributor under the Plan are subject to annual review and approval by the Funds’ Independent Directors who have the authority to reduce the fees or terminate the Plan at any time. All payments made pursuant to the Plan shall be made for the purpose of selling shares issued by each Fund or servicing shareholder accounts.

Under the Plan, the Distributor reports the amounts expended under the Plan and the purposes for which such expenditures were provided, to the Directors of the Funds for their review on a quarterly basis. Also, the Plan provides that the selection and nomination of future independent directors are committed to the discretion of such Independent Directors then in office. Such Independent Directors must comprise a majority of the Board and those Independent Directors shall select and nominate any other independent directors of the Company. Additionally, any person who acts as legal counsel for the Independent Directors of the Company is an independent legal counsel as defined in Rule 0-1(a)(6) under the 1940 Act.

The Adviser may from time to time make payments for distribution services to the Distributor from its own funds or such other resources as may be permitted by rules of the SEC. The Distributor may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

In the event that the Plan is terminated or not continued, no Fund or class of shares would owe any distribution fees (other than current amounts accrued but not yet paid) to the Distributor.

David Lerner is the Founder of the Distributor and he is an interested person of the Funds. Daniel Lerner is an interested person of the Funds.

The Plan was adopted because of its anticipated benefit to the Funds. These anticipated benefits include: increased promotion and distribution of the Funds’ shares, an enhancement in the Funds’ ability to maintain accounts and improve asset retention, increased stability of net assets for the Funds, and, to the extent that assets remain invested in the Funds, greater flexibility in achieving investment objectives.

The following chart indicates the principal type of activities for which 12b-1 fees were used for the fiscal year ended December 31, 2016:

Fund Name	Total 12b-1 Fees Paid to Distributor – Class A Shares	Total 12b-1 Fees Paid to Distributor – Class C Shares	Payments for Advertising	Payments for Printing and Mailing	Payments for Compensation to Broker- Dealers
Real Estate Fund	$333,511	$23	$46,040	$3,009	$335,839
Value Fund	$214,963	$25	$29,687	$1,940	$213,811
Municipal Tax Free Bond Fund	$164,278	$90	$45,382	$2,965	$163,540
Income Fund	$549,200	$600	$91,053	$5,951	$545,019
Opportunity Fund	$140,420	$654	$23,299	$1,523	$138,702

The table below sets forth the aggregate amounts of sales charges paid by shareholders for the fiscal years ended December 31, 2014, 2015 and 2016:

December 31, 2016
Aggregate Amount Paid	Amount Received by Distributor
$4,788,488	$4,788,488

December 31, 2015
Aggregate Amount Paid	Amount Received by Distributor
$19,935,742	$19,935,742

December 31, 2014
Aggregate Amount Paid	Amount Received by Distributor
$11,410,688	$11,410,688

Name of Fund	Net Underwriting Discounts and Commissions – Class A Shares	Net Underwriting Discounts and Commissions – Class C Shares	Compensation on Redemptions and Repurchases
Real Estate Fund	$396,351	$0	$0
Value Fund	$493,915	$0	$0
Municipal Tax Free Bond Fund	$979,348	$0	$0
Income Fund	$2,293,683	$0	$0
Opportunity Fund	$625,191	$0	$0

Administrative Services Agent, Fund Accountant and Transfer Agent

Ultimus, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, provides the back office services for the Funds. The services include the day-to-day administration of matters necessary to the Funds’ operations, maintenance of records and books, preparation of reports and compliance monitoring.

Ultimus serves as the accounting agent for the Funds and maintains the accounting books and records of the Funds, calculates the Funds’ NAVs in accordance with the provisions of the Funds’ current Prospectus and prepares for each Fund’s approval and use various government reports, tax returns, and proxy materials.

Ultimus also serves as the Funds’ transfer agent and maintains the records of each shareholder’s account, answers shareholder inquiries, processes purchases and redemptions and acts as a dividend disbursing agent.

The following table provides information regarding accounting and administrative services fees paid by the Funds during the fiscal periods indicated:

Name of Fund	Fiscal Year Ended December 31, 2014*	Fiscal Year Ended December 31, 2015*	Fiscal Year Ended December 31, 2016
Real Estate Fund	$89,992	$80,602	$64,184
Value Fund	$55,337	$51,072	$44,614
Municipal Tax Free Bond Fund	$134,936	$117,266	$120,393
Income Fund	$173,094	$163,444	$157,128
Opportunity Fund	$15,158	$34,396	$38,911

*	Prior to January 1, 2016 all accounting and administration fees were paid to Huntington Asset Services, Inc.

The following table provides information regarding fees paid by the Funds for transfer agency services during the fiscal period indicated:

Name of Fund	Fiscal Year Ended December 31, 2014*	Fiscal Year Ended December 31, 2015*	Fiscal Year Ended December 31, 2016
Real Estate Fund	$102,227	$119,932	$59,966
Value Fund	$62,918	$68,751	$38,515
Municipal Tax Free Bond Fund	$65,471	$63,395	$35,037
Income Fund	$186,448	$182,968	$109,890
Opportunity Fund	$15,891	$35,004	$24,680

*	Prior to January 1, 2016 all transfer agency fees were paid to Huntington Asset Services, Inc. The transfer agency fees report for the fiscal years ended December 31, 2014 and 2015, include out of pocket expenses.

Custodian

The Huntington National Bank (“HNB”), 7 Easton Oval, Columbus, OH 43219, is the custodian of the Funds’ assets pursuant to a custodian agreement. Under the custodian agreement, HNB (i) maintains a separate account or accounts in the name of the Funds, (ii) holds and transfers portfolio securities on account of the Funds, (iii) accepts receipts and makes disbursements of money on behalf of the Funds, (iv) collects and receives all income and other payments and distributions on account of the Funds’ securities and (v) makes periodic reports to the Directors concerning the Funds’ operations.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait Weller”) serves as the independent registered public accounting firm for the Funds. As the independent registered public accounting firm for the Funds, Tait Weller reviews the financial statements of the Funds contained in the Funds’ annual reports. Upon completion of this review, Tait Weller issues an opinion with regard to the financial statements.

Shareholder Reports and Inquiries

The Funds issue unaudited financial information semi-annually and audited financial statements annually. The Funds’ most recent annual and semi-annual reports are available without charge by calling collect at (516) 390-5565. Shareholder inquiries should be addressed to the Funds c/o Ultimus Asset Services, LLC, (“Ultimus”), P.O. Box 46707, Cincinnati, OH 45246-0707. Purchase and redemption transactions should be made through Ultimus by calling (800)  452-4892.

HOW TO PURCHASE SHARES

General

The Funds’ Class A Shares are sold at the NAV next determined after the Company’s transfer agent, Ultimus (the “Transfer Agent”), receives an order plus an initial maximum sales charge of up to 5.25% of the offering price (4.75% in the case of the High Yield Fund, Income Fund and Opportunity Fund) of the offering price (5.54% or 4.99%, respectively, of the net amount invested) reduced on investments of $100,000 or more. The minimum initial investment for each Fund is $500; the minimum subsequent investment is $50. See “Distribution Arrangements” in the Prospectus for more complete information on Class A Shares of the Funds.

Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in a Fund. A deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 13 months of purchase.

Purchase orders for shares of each Fund that are received by the Transfer Agent in proper form (i.e., a completed application and the correct minimum investment) by the close of the New York Stock Exchange (“NYSE”), on any day that the NYSE is open for trading, will be purchased at the appropriate Fund’s next determined NAV (plus any applicable sales charge). Orders for Fund shares received after 4:00 p.m. Eastern Time will be purchased at the NAV (plus any applicable sales charge) determined on the following business day.

The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares or any agreements to maintain assets in the Funds.

Reduction of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify the Funds’ Transfer Agent, your financial adviser or other intermediary at the time of purchase and you also must provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the current value of those shares. The current value of shares is determined by multiplying the number of shares by the current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s Transfer Agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares or the Funds held in (i) all accounts (e.g. retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under age 21). You should retain any records necessary to substantiate historical costs because the Fund, its Transfer Agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver.

Investors may be able to reduce or eliminate front-end sales charges on Class A Shares through one or more of the following methods:

•	A larger investment. The sales charge decreases as the amount of your investment increases per the breakpoint chart above.

•

Rights of accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other immediate family members [which includes your spouse and children under the age of 21 as permitted under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”)], a trust established by your or a family member as grantor, and those family members living at the same address can add the current value of any Class A Shares in all Spirit of America Funds that you currently own or are currently purchasing to the value of your Class A purchase. You must notify your investment adviser, the Fund’s Transfer Agent or other intermediaries, at the time of purchase, of your intent to qualify for this reduction and provide any required evidence showing that you qualify. Rights of accumulation breakpoints are calculated based on the greater of cost or current market value (NAV). Cost is defined as: Gross purchases plus reinvested dividends minus redemptions.

•	Letter of Intent discount. If you declare in writing that you and other immediate family members [which includes your spouse and children under the age of 21 as permitted under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”)] and those family members living at the same address intend to purchase at least $100,000 in Class A Shares during a 13-month period, your sales charge is based on the total amount you intend to invest. You can combine your purchase of Class A Shares of any of the Spirit of America Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

RETIREMENT PLANS

The Real Estate Fund, Value Fund, Income Fund and Opportunity Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Real Estate Fund, Value Fund, Income Fund and Opportunity Fund have available forms of such plans pursuant to which investments can be made in these Funds. Persons desiring information concerning these plans should contact David Lerner Associates, Inc. at (516) 390-5565, or write to:

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, New York 11791-9006

As described above and in the Prospectus, the Municipal Tax Free Bond Fund is designed to provide investors with tax-exempt interest income. The Municipal Tax Free Bond Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Tax-exempt institutions and retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Municipal Tax Free Bond Fund’s dividends being tax-exempt.

In addition, the Municipal Tax Free Bond Fund may not be an appropriate investment for persons or entities that are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.

Traditional Individual Retirement Account (“IRA”)

Individuals who receive compensation, including earnings from self-employment, may be entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by each Fund is deferred until distribution from the IRA.

Roth IRAs

The Taxpayers Relief Act of 1997 created the Roth IRA. While contributions to a Roth IRA are not currently deductible, the amounts invested in a Roth account accumulate tax-free and qualified distributions will not be included in a shareholder’s taxable income. The contribution limits for 2013 are $5,500 annually if under age 50 and $6,500 if age 50 and over. Certain income phase-outs apply.

Coverdell Education Savings Account

Formerly known as the Education IRA, the Coverdell Education Savings Account was created with the passage of the Economic Growth and Tax Relief Reconciliation Act of 2001. Funds can be used for primary and secondary education expenses with tax-free withdrawals for qualified education expenses. Total contributions may not exceed $2,000 per beneficiary.

Employer-Sponsored Qualified Retirement Plans

Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including Section 401(k) plans (“qualified plans”), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals.

Simplified Employee Pension Plan (“SEP”)

Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

403(b)(7) Retirement Plan

Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

Distributions from retirement plans are subject to certain Internal Revenue Code of 1986 (the “Code”) requirements in addition to normal redemption procedures. For additional information please contact the Distributor.

HOW TO REDEEM SHARES

You may redeem your shares of the Funds on any business day that the NYSE is open for business. Redemptions will be effected at the NAV (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent of a redemption request meeting the requirements described below.

General Redemption Information

When a request for redemption is made shortly after the purchase of shares by check, you will not receive the redemption proceeds until the check(s) for the shares purchased has cleared. Although the redemption proceeds may be delayed, the redemption request will be processed at the NAV next determined after receipt of the redemption request in good order. The Company will mail the redemption proceeds as soon as the purchase check clears, which may take up to eight business days from the date of the purchase. You may avoid such delays by purchasing shares by federal funds wire.

The Funds will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Board, result in the need for the Funds to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Funds. The Funds have reserved the right to redeem in-kind, or partly in cash and partly in-kind.

Each Fund has elected, pursuant to Rule 18f-1 under the 1940 Act to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder. Any portfolio securities paid or distributed in-kind would be in readily marketable securities and valued in the manner described above. See “Pricing Fund Shares” in the Prospectus. In the event that an in-kind distribution is made, you may incur additional expenses, such as brokerage commissions, on the sale or other disposition of the securities received from the Funds. In-kind payments need not constitute a cross-section of the Funds’ portfolios.

The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (i) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (ii) the Commission has by order permitted such suspension for the protection of the Funds’ shareholders, or (iii) an emergency exists making disposal of portfolio securities or valuation of net assets of either Fund not reasonably practicable.

Minimum Balances

Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to involuntarily redeem shares in any account at their then current NAV if at any time the account balance is less than $500 as a result of shareholder redemptions, but not market fluctuations. You will be notified in writing if the value of your account is less than the required minimum, and will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

Exchange of Shares

You are permitted to exchange your Class A shares of a Fund for Class A shares of another Fund, provided that those shares may legally be sold in the state of your residence. You must meet the minimum investment requirement and you may only exchange your shares once every six months. No transaction fees are charged for exchanges but an exchange of shares is treated for Federal Income tax purposes as a redemption of shares and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Class C Shares for a Fund may be exchanged for Class C Shares of any other Fund offering such shares.

NET ASSET VALUE

The NAV per share for each Fund is computed by adding the value of each Fund’s investments, cash and other assets attributable to that Fund, deducting liabilities of that Fund and dividing the result by the number of shares outstanding. The public offering price is each Fund’s NAV plus the applicable sales charge.

Portfolio securities are valued and NAV per share is calculated as of the close of regular trading on the NYSE, currently 4:00 p.m. (Eastern Time), on each day the NYSE is open for trading.

Each Fund’s securities are valued based on the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Securities for which the primary market is the NASDAQ will be valued at the NASDAQ official closing price.

Fund securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board. Other assets, such as receivables, are valued at their book value, unless the Board determines that they should be valued on another basis.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions.

Long term capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such dividends and capital gain distributions are generally taxable to the shareholder whether received in cash or reinvested in shares. However, a portion of the distributions paid to each Fund and subsequently distributed to shareholders may be characterized as a return of capital. The final determination of the amount of the appropriate Fund’s return of capital distributions for the period will be made after the end of each calendar year. The Real Estate Fund and the Opportunity Fund will distribute the return of capital it receives from the REITs in which it invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will be paid in additional shares of the Fund having an aggregate NAV as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution, unless payment in cash is specified by the shareholder by written request to the Transfer Agent. Election to receive income dividends and distributions in cash may be made at the time shares are initially purchased or may be changed in writing at any time prior to the record date for a particular dividend or distribution. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

If you buy shares of the Fund just before the Fund deducts a distribution, you will pay full price for the shares and then receive a portion of the price back as a taxable distribution from its NAV.

Any check tendered in payment of dividends or other distributions which cannot be delivered by the U.S. post office or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then current NAV, and the dividend option may be changed from cash to reinvest. Interest will not accrue on amounts represented by uncashed checks.

U.S. Federal Income Taxation

The discussion below provides a summary of certain material U.S. federal income tax consequences relating to the purchase, ownership, and disposition of shares of the Municipal Tax Free Bond Fund, the Income Fund and the Opportunity Fund (collectively, the “Funds”) by U.S. Holders (as described below) who hold their shares as capital assets (as defined for U.S. federal income tax purposes). For purposes of these discussions, a “U.S. Holder” means a beneficial owner of the Funds’ shares that is any of the following for U.S. federal income tax purposes:

•	An individual who is a citizen or resident of the United States or someone treated as a U.S. citizen for U.S. federal income tax purposes;

•	A corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	A trust if: (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (b) the trust was in existence on August 20, 1996 and has a valid election in effect under applicable Treasury Regulations (as defined below) to be treated as a U.S. person.

For purposes of this summary, the term “Non-U.S. Holder” means a beneficial owner of the Funds’ shares that is not a U.S. Holder.

This summary is for general information purposes only and is not exhaustive of all of the U.S. federal income tax considerations that may be relevant to a decision to purchase shares in the Funds. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code by the U.S. Treasury Department (including final, proposed and temporary regulations

(the “Treasury Regulations”)), rulings, current administrative interpretations, and official pronouncements by the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, including possibly with a retroactive effect. Such changes could materially and adversely affect the tax consequences to a holder described below. No assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. “Comprehensive tax reform” remains a topic of discussion in the United States Congress. Such legislation could significantly alter the existing Code. We cannot predict whether, when, or to what extent U.S. federal tax laws, regulations, interpretations, or rulings will be issued, nor is the long-term impact of proposed comprehensive tax reform known at this time.

The discussion primarily describes the U.S. federal income tax treatment of a U.S. Holder and, unless expressly provided, does not discuss the application of these rules to a Non-U.S. Holder. In addition, the possible application of U.S. federal estate or gift taxes or any aspect of state, local, or non-U.S. tax laws is not considered. This summary does not address all aspects of U.S. federal income taxation that may be important to a particular U.S. Holder in light of its investment or tax circumstances or to a U.S. Holder that is subject to special tax rules, including if the Holder is:

•	a dealer in securities or currencies;

•	a financial institution;

•	a regulated investment company;

•	a real estate investment company;

•	an insurance company;

•	a tax-exempt organization;

•	a person holding shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;

•	a trader in securities that has elected the mark-to-market method of accounting for its securities;

•	a person liable for alternative minimum tax;

•	a partnership or other pass-through entity for U.S. federal income tax purposes; or

•	a U.S. Holder whose “functional currency” is not the U.S. dollar.

If an entity treated as a partnership for U.S. federal income tax purposes holds shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A Holder of shares in a partnership and partners in such partnership should consult their own tax advisors regarding the U.S. federal income tax consequences of holding and disposing of the shares.

Prospective U.S. Holders are urged to consult their tax advisors as to the particular tax consequences of purchasing, owning and disposing of the shares, including the application of U.S. federal, state and local tax laws.

Taxation as a Regulated Investment Company

The Funds intend to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, we will not have to pay corporate-level federal income taxes on any income that we Fund distribute to their stockholders from their tax earnings and profits. To qualify for and maintain their qualification as a RIC, the Funds must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, the Funds must distribute to their stockholders, for each taxable year, at least 90% of their “investment company taxable income,” which is generally their net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

If the Funds:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of their income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to their stockholders.

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We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless they distribute in a timely manner an amount at least equal to the sum of (1) 98% of their net ordinary income for each calendar year, (2) 98.2% of their capital gain net income for that calendar year and (3) any income recognized, but not distributed, in preceding years and on which they paid no U.S. federal income tax, or the Excise Tax Avoidance Requirement. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on their earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, the Funds, among other things:

•	continue to qualify under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of their gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly-traded partnerships,” or other income derived with respect to their business of investing in such stock or securities, or the 90% Income Test; and

•	diversify their holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of their assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of their assets or more than 10% of the outstanding voting securities of such issuer; and

•	no more than 25% of the value of their assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships,” or the Diversification Tests.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.

Because any original issue discount or other amounts accrued will be included in their investment company taxable income for the year of the accrual, we may be required to make a distribution to their stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of their investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of their taxable income at regular corporate rates, regardless of whether we make any distributions to their stockholders. Distributions would not be required, and any distributions would be taxable to their stockholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to individual stockholders to the extent of their current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of their current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

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MLP Equity Securities

The Funds invest its assets in MLPs, which generally are treated as partnerships for U.S. federal income tax purposes. However, as these entities are generally treated as publicly traded partnerships for U.S. federal income tax purposes, these entities could potentially be treated as corporations to the extent that they do not satisfy the gross income test. If a publicly traded partnership derives at least 90% of its gross income from qualifying sources as described in Section 7704 of the Code, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.

When the Funds invests in the equity securities of an MLP, the Funds will be a partner in such MLP. Accordingly, the Funds will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and credits recognized by each MLP, whether or not the MLP distributes cash to the Funds. A distribution from an MLP is generally treated as a tax-free return of capital to the extent the Funds’ tax basis in its MLP interest does not exceed the amount of the distribution and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Funds’ tax basis in its MLP interest. If the Funds retains an investment until the basis is reduced to zero, subsequent distributions will be taxable to the Funds at ordinary income rates and shareholders may receive a corrected Form 1099. Based upon a review of the historic results of the type of MLPs in which the Funds intends to invest, the Funds expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Funds from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Funds will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to Holders.

In addition, for purposes of calculating the Funds’ alternative minimum taxable income, the Funds’ allocable share of certain percentage-depletion deductions and intangible drilling costs of the MLPs in which the Funds invests may be treated as items of tax preference. Such items will increase the Funds’ alternative minimum taxable income and increase the likelihood that the Funds may be subject to the alternative minimum tax.

REITs

A REIT is a company that derives at least 75% of its gross income from (a) rents from real property, (b) interests in real property or interest on obligations secured by mortgages, (c) the sale or other disposition of real property, (d) dividends, distributions or other gains from investments in other REITs, (e) abatements or tax refunds on real property, (f) income and gain derived from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) certain other qualified temporary investment income. A REIT must also receive 95% of its gross income from (a) dividends, (b) interest, (c) rents from real property, (d) gain from the sale or other disposition of stock, securities, and real property, (e) abatements and refunds on taxes on real property, (f) income and gain from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) mineral royalty income. To the extent an investment meets the qualifications of a REIT under the Code, the REIT will not be taxed on distributions made to the Funds. In the event an investment fails to qualify as a REIT, the REIT will be subject to tax as a C corporation at U.S. federal income tax rates.

Taxation of Distributions

The gross amount of distributions by the Funds in respect of shares will be taxable to a U.S. Holder as dividend income to the extent the distributions are paid out of the Funds’ current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Such income will be included in a U.S. Holder’s gross income on the day actually or constructively received by such Holder. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate U.S. Holders and will generally be treated as “qualified dividend income” for non-corporate U.S. Holders (including individuals) and will be eligible for reduced rates of taxation at the rates applicable to long-term capital gains.

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To the extent that the amount of any distribution exceeds the Funds’ current and accumulated earnings and profits for a taxable year, as determined for U.S. federal income tax purposes, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of the shares (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of the shares), and the balance in excess of such adjusted basis will be taxed as capital gain. Any such capital gain will generally be long-term capital gain if such U.S. Holder has held the applicable shares for more than one year.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of similar MLPs in which the Funds intends to invest, the Funds anticipates that the distributed cash from the MLPs in its portfolio will exceed its earnings and profits. Thus, the Funds anticipates that only a portion of its distributions will be treated as dividends to its Holders for U.S. federal income tax purposes, although no assurance can be given in this regard.

Taxation of Sales, Exchanges or Other Dispositions

A U.S. Holder will generally recognize taxable gain or loss on any sale, exchange or other disposition of shares in an amount equal to the difference between the amount realized for the shares and the Holder’s adjusted tax basis in such shares. Generally, a U.S. Holder’s adjusted tax basis in the shares will be equal to the cost of the Holder’s shares, reduced by adjustments for distributions paid by the Funds in excess of its earnings and profits (i.e., returns of capital). Such gain or loss will generally be long-term capital gain or loss provided that the U.S. Holder held the shares for more than one year at the time of disposition. It is possible that a return of capital could cause a Holder to pay a tax on capital gains with respect to shares that are sold for an amount less than the price originally paid for them. Capital gains of non-corporate U.S. Holders (including individuals) derived with respect to capital assets held for more than one year are generally eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

Net Investment Income Tax

A U.S. Holder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (1) the U.S. Holder’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. Holder’s modified adjusted gross income for the taxable year over a certain threshold (which, in the case of individuals, will be between $125,000 and $250,000 depending on the individual’s circumstances). A U.S. Holder’s “net investment income” may generally include portfolio income (such as interest and dividends), and income and net gains from an activity that is subject to certain passive activity limitations, unless such income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. holder that is an individual, estate or trust, you should consult your tax advisors regarding the applicability of the Net Investment Income Tax to your ownership and disposition of shares of the Funds.

Information Reporting and Backup Withholding

Generally, information reporting requirements will apply to distributions on our common shares or proceeds on the disposition of our common shares or warrants paid within the U.S. (and, in certain cases, outside the U.S.) to U.S. Holders. Such payments will generally be subject to backup withholding tax at the rate of 28% if: (a) a U.S. Holder fails to furnish such U.S. Holder’s correct U.S. taxpayer identification number to the payor (generally on Form W-9), as required by the Code and Treasury Regulations, (b) the IRS notifies the payor that the U.S. Holder’s taxpayer identification number is incorrect, (c) a U.S. Holder is notified by the IRS that it has previously failed to properly report interest and dividend income, or (d) a U.S. Holder fails to certify, under penalty of perjury, that such U.S. Holder has furnished its correct U.S. taxpayer identification number. However, certain exempt persons generally are excluded from these information reporting and backup withholding rules.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refunds or as a credit against a U.S. Holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Non-U.S. Holders

Special U.S. federal income tax rules will apply to Non-U.S. Holders that hold shares in the Funds. Non-U.S. Holders should consult their own tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them.

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Payments to Foreign Financial Institutions

The Hiring Incentives to Restore Employment Act of March 2010 (the “HIRE Act”), including the Foreign Account Tax Compliance Act (“FATCA”), Sections 1474 through 1474 of the Code, and Treasury regulations promulgated thereunder, generally provides that a 30% withholding tax may be imposed on payments of U.S. source income, on the gross proceeds from the sale of property that could give rise to certain types of U.S. source payments, including U.S. source interest and dividends for such dispositions occurring after December 31, 2018, to certain non-U.S. entities unless such entities enter into an agreement with the IRS to disclose the name, address and taxpayer identification number of certain U.S. persons that own, directly or indirectly, interests in such entities, as well as certain other information relating to such interests. Non-U.S. Holders are encouraged to consult with their own tax advisors regarding the possible implications and obligations of FATCA and the HIRE Act.

Investment by Tax-Exempt Investors

Employee benefit plans and most other organizations exempt from U.S. federal income tax, including individual retirement accounts and other retirement plans, are generally subject to U.S. federal income tax on unrelated business taxable income (“UBTI”). Because the Funds is treated as a corporation for U.S. federal income tax purposes, an owner of shares will not report on its federal income tax return any items of income, gain, loss, deduction and credit that are allocated to the Funds from the MLPs in which the Funds invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor generally should not have UBTI attributable to its ownership, sale or the redemption of any Funds shares unless its ownership of shares is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired.

Other Taxation

The Funds’ Holders may be subject to state, local and foreign taxes on its distributions. Holders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

Cost Basis Information

The Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Funds (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Funds through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, When required to report cost basis, the Funds will calculate it using the Funds’ default cost basis calculation method, which is currently the first in, first out (FIFO) method, unless you instruct the Funds to use a different calculation method. For additional information regarding the Funds’ available cost basis reporting methods, including the default method, please contact the Funds. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Funds do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Funds if you intend to utilize a method other than the Funds’ default method for covered shares. If you do not notify the Funds of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method will be applied to your covered shares. The Funds will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Funds are not required to, and in many cases the Funds do not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Funds.

THE FOREGOING SUMMARY OF U.S. FEDERAL INCOME TAX CONSIDERATIONS IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. IT DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO A U.S. HOLDER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND INCOME TAX SITUATION. PROSPECTIVE U.S. HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES THAT WOULD RESULT FROM THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE SHARES, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS (INCLUDING ESTATE AND GIFT TAX RULES) AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

BROKERAGE AND PORTFOLIO TRANSACTIONS

The Adviser has the responsibility for allocating the Funds’ brokerage orders and may direct orders to any unaffiliated broker. It is the Adviser’s general policy to seek to execute securities transactions in such a manner that the total cost or proceeds in each transaction is the most favorable, taking into account such factors as the price (including the applicable brokerage commission or spread), size of order, the difficulty of execution and the full range and quality of a broker-dealer’s services. In the purchase and sale of over-the-

counter securities, it is the Adviser’s policy to use the primary market makers except when a better price can be obtained by using a broker. The brokers selected for trades will be regularly evaluated and monitored for performance and execution quality by the Adviser. While the Adviser generally seeks reasonably competitive spreads or commissions, payments of the lowest spread or commission are not necessarily consistent with obtaining the best net results. Accordingly, the Funds will not necessarily be paying the lowest spread or commission available.

The Adviser is authorized by the Funds to direct portfolio transactions to broker-dealers who may provide bonafide research and other services in the execution of orders. The use of broker-dealers who may supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions although, the extent to which commissions may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Funds place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are affected may be useful to the Adviser in connection with potential advisory clients other than the Funds.

The Funds have a Directed Brokerage Policy adopted pursuant to Rule 12b-1(h) under the 1940 Act. The policy ensures that the Funds’ selection of broker dealers is not impacted by considerations about the sale of Fund shares. The policy is designed to prevent persons accountable for selecting broker-dealers from taking broker-dealer promotional or sales efforts into consideration as part of the selection process and to prevent the Funds, its adviser, or its distributor from entering into an agreement under which the Funds direct brokerage transactions (or revenue generated by those transactions) to a broker-dealer to pay for distribution of the Funds’ shares. Currently, there are no outside brokers selling Fund shares. The Funds paid brokerage commissions according to the chart below.

Fund Name	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2016
Real Estate Fund	$104,669	$78,388	$17,732
Large Cap Value Fund	$12,753	$15,347	$22,321
Municipal Tax Free Bond Fund	$0	$0	$0
Income Fund	$10,774	$9,849	$4,782
Opportunity Fund	$13,555	$10,178	$10,291

No brokerage commissions were paid by the Funds to DLA during the fiscal years ended December 31, 2014, 2015 and 2016.

As of December 31, 2016, the Real Estate Fund held securities valued at $94,560 of Wells Fargo & Co. preferred stock; the Value Fund held securities valued at $1,346,225 of JPMorgan Chase & Co. common and preferred stock, $1,031,761 of Wells Fargo & Co. common and preferred stock, $809,529 of Citigroup, Inc. common and preferred stock, and $168,280 of Ladenburg Thalmann Financial Services, Inc. preferred stock; the Income Fund held securities valued at $337,582 of JPMorgan Chase & Co. preferred stock, $213,229 of State Street Corp. preferred stock, and $839,252 of Wells Fargo & Co. preferred stock; and the Opportunity Fund held securities valued at $581,200 of Citigroup, Inc. preferred stock, $931,770 of JPMorgan Chase & Co. preferred stock, $632,619 of Wells Fargo & Co. common and preferred stock and $523,125 of Wells Fargo & Co. corporate bond. The Municipal Tax Free Bond Fund did not hold securities of its regular brokers or dealers as of December 31, 2016.

CAPITAL STOCK

The Company currently has five series: the Real Estate Fund, the Value Fund, the Municipal Tax Free Bond Tax Free Fund, the Income Fund and the Opportunity Fund. The authorized capital stock of the Real Estate Fund currently consists of 1 billion shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Value Fund currently consists of 500 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Municipal Tax Free Bond Fund currently consists of 500 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Income Fund currently consists of 500 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Opportunity Fund currently consists of 500 million shares of Common Stock each having a par value of $0.001 per share. Under Maryland law, the Funds’ Directors may increase the number of authorized shares without shareholder approval. The Real Estate Fund currently offers one class of shares, Real Estate Fund Class A Shares. The Value Fund offers one class of shares, the Value Fund Class A Shares. The Municipal Tax Free Bond Fund offers one class of shares, the Municipal Tax Free Bond Fund Class A Shares. The Income Fund offers one class of shares, the Income Fund Class A Shares. The Opportunity Fund currently offers one class of shares, Opportunity Fund Class A Shares. All shares of the Funds, when issued, are fully paid and non-assessable. Each issued and outstanding share of common stock is entitled to one vote on matters submitted to a vote of shareholders. A shareholder in any of the Funds will be entitled to his or her pro rata share with other holders of shares of all dividends and distributions arising from that Fund’s assets and, upon redeeming shares, will receive the then current NAV of the appropriate Fund represented by the redeemed shares.

Under Maryland law, the Funds are not required, and do not intend to hold annual meetings of shareholders unless, under certain circumstances, they are required to do so under the 1940 Act. Shareholders of 10% or more of either Fund’s outstanding shares may request that a special meeting be called to consider the removal of any Directors.

The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional series with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the laws of the State of Maryland. Generally, shares of both series would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each series differently, such as approval of an advisory agreement and changes in investment policy, shares of each series vote separately. Only shareholders of a particular class may vote on matters related solely to that class, including the Plan associated with that class. Procedures for calling a shareholders’ meeting for the removal of Directors of a Fund, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund.

Shares are freely transferable, are entitled to dividends as determined by the Directors, and, in liquidation of either Fund, are entitled to receive the net assets of the appropriate Fund.

FINANCIAL STATEMENTS

The financial statements and financial highlights of the Funds as set forth in the Funds’ annual reports to shareholders for the fiscal year ended December 31, 2016, including the notes thereto, are incorporated herein by reference. The annual financial statements have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, for the fiscal year ended December 31, 2016. The report of Tait, Weller & Baker LLP is included in the Funds’ annual reports. Please turn to the front cover of this SAI to find out how you can obtain a free copy of these reports.

Part C — OTHER INFORMATION

Item 28. Exhibits.

(a)(i) Articles of Incorporation - incorporated by reference to the Spirit of America Investment Fund, Inc. (the “Registrant”) Initial Registration Statement on Form N-1A, file number 333-27925, filed May 28, 1997.

(ii) Articles Supplementary dated February 26, 2001 – incorporated by reference to Post-Effective Amendment No. 5, filed February 28, 2002.

(iii) Articles Supplementary dated July 16, 2002 – incorporated by reference to Post-Effective Amendment No. 7, filed July 23, 2002.

(iv) Articles of Amendment dated July 16, 2002 – incorporated by reference to Post-Effective Amendment No. 7, filed July 23, 2002.

(v) Articles of Amendment dated June 19, 2006 – incorporated by reference to Post-Effective Amendment No. 14, filed June 19, 2006.

(vi) Articles Supplementary dated September 24, 2007 – incorporated by reference to Post-Effective Amendment No. 16, filed December 14, 2007.

(vii) Articles Supplementary dated December 18, 2008 – incorporated by reference to Post-Effective Amendment No. 22, filed April 30, 2009.

(b) By-Laws - incorporated by reference to Registrant’s Initial Registration Statement on Form N-1A, file number 333-27925, filed May 28, 1997.

(c) Not Applicable

(d)(i) Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant - incorporated by reference to Registrant’s Pre- Effective Amendment No. 1, filed December 18, 1997.

(ii) Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant – incorporated by reference to Post-Effective Amendment No. 7, filed July 23, 2002.

(iii) Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant – incorporated by reference to Post-Effective Amendment No. 17, filed February 26, 2008.

(iv) Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(v) Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp and the Registrant dated May 8, 2013 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(vi) Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant dated May 14, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(e)(i) Underwriting Agreement between David Lerner Associates Inc. and the Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(ii) Amendment to Underwriting Agreement dated May 8, 2013 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(iii) Amendment to Underwriting Agreement dated May 14, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(iv) Sub-Distribution Agreement between David Lerner Associates, Inc., Ultimus Fund Distributors, LLC and Registrant dated March 31, 2017 – incorporated by reference to Registrant’s Post-Effective Amendment No. 50, filed March 28, 2017.

(f) Not Applicable

(g)(i) Custodian Services Agreement between The Bank of New York Mellon and Registrant – incorporated by reference to Post-Effective No. 6, filed on May 24, 2002.

(ii) First Amendment to Custodian Services Agreement between The Bank of New York Mellon and Registrant – incorporated by reference to Post-Effective Amendment No. 18, filed April 29, 2008.

(iii) Second Amendment to Custodian Services Agreement between The Bank of New York Mellon and Registrant – incorporated by reference to Post-Effective Amendment No. 18, filed April 29, 2008.

(iv) Amendment to Custodian Services Agreement between The Bank of New York Mellon and Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(v) Custody Agreement between Huntington National Bank and Registrant dated September 1, 2012 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(vi) Amendment to Appendix B to Custody Agreement – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(vii) Amendment to Appendix B to Custody Agreement between Huntington National Bank and Registrant dated December 1, 2015 – incorporated by reference to Registrant’s Post-Effective Amendment No. 46, filed March 15, 2016.

(h)(i) Administration and Accounting Services Agreement between BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) and Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(ii) Transfer Agency Services Agreement between BNY Mellon and Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(iii) FIN 48 Tax Services Agreement between BNY Mellon and Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(iv) Operating Expenses Agreement between Spirit of America Management Corp. and the Registrant – incorporated by reference to Post-Effective Amendment No. 1, filed December 18, 1997.

(v) Amendment to Operating Expenses Agreement – incorporated by reference to Post-Effective Amendment No. 7, filed July 23, 2002.

(vi) Amendment to Operating Expenses Agreement – incorporated by reference to Post-Effective Amendment No. 17, filed February 26, 2008.

(vii) Amendment to Operating Expenses Agreement – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(viii) Mutual Fund Services Agreement between Huntington Asset Services, Inc. and Registrant for fund accounting, fund administration and compliance services dated September 1, 2012 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(ix) Amendment to Operating Expenses Agreement dated May 8, 2013 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(x) Mutual Fund Services Agreement between Huntington Asset Services, Inc. and Registrant for transfer agency and anti-money laundering services dated June 1, 2013 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(xi) Fee Agreement relating to Mutual Fund Services Agreement between Huntington Asset Services, Inc. and Registrant for transfer agency and anti-money laundering services dated June 11, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(xii) Fee Agreement relating to Mutual Fund Services Agreement between Huntington Asset Services, Inc. and Registrant for fund accounting, fund administration and compliance services dated June 11, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(xiii) Amendment to Operating Expenses Agreement dated May 14, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(xiv) Amendment to Operating Expenses Agreement dated December 1, 2015 – incorporated by reference to Registrant’s Post-Effective Amendment No. 46, filed March 15, 2016.

(xv) Amendment to Exhibit A to Mutual Fund Services Agreement between Ultimus Asset Services, LLC (formerly, Huntington Asset Services, Inc.) and Registrant for fund accounting, fund administration and compliance services dated December 1, 2015 – incorporated by reference to Registrant’s Post-Effective Amendment No. 46, filed March 15, 2016.

(xvi) Amendment to Exhibit A to Mutual Fund Services Agreement between Ultimus Asset Services, LLC (formerly, Huntington Asset Services, Inc.) and Registrant for transfer agency services dated December 1, 2015 – incorporated by reference to Registrant’s Post-Effective Amendment No. 46, filed March 15, 2016.

(xvii) Amendment to Mutual Fund Services Agreement for Transfer Agency Services and Anti-Money Laundering Services between Ultimus Asset Services, LLC and Registrant dated June 1, 2016 – incorporated by reference to Registrant’s Post-Effective Amendment No. 50, filed March 28, 2017.

(xviii) Amendment to Mutual Fund Services Agreement for Fund Administration, Fund Accounting and Compliance Support Services between Ultimus Asset Services, LLC and Registrant dated June 1, 2016 – incorporated by reference to Registrant’s Post-Effective Amendment No. 50, filed March 28, 2017.

(xviv) Amendment to Operating Expenses Agreement dated November 9, 2016 – incorporated by reference to Registrant’s Post-Effective Amendment No. 50, filed March 28, 2017.

(i) Consent of Counsel – incorporated by reference to Post-Effective Amendment No. 19, filed October 24, 2008.

(j) Consent of Independent Registered Public Accounting Firm – filed herewith.

(k) Not Applicable

(l)(i) Investment Letter – incorporated by reference to Pre-Effective Amendment No. 2, filed December 31, 1997.

(ii) Purchase Agreement between Registrant and David Lerner, with respect to the Spirit of America Value Fund – incorporated by reference to Post-Effective Amendment No. 16, filed December 14, 2007.

(iii) Purchase Agreement between David Lerner and Registrant with respect to Spirit of America High Yield Tax Free Bond Fund – incorporated by reference to Post-Effective Amendment No. 17, filed February 26, 2008.

(iv) Purchase Agreement between David Lerner and Registrant with respect to Spirit of America Income Fund – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(v) Purchase Agreement between Registrant and John Dempsey with respect to Spirit of America Income & Opportunity Fund dated May 8, 2013 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(vi) Purchase Agreement between Registrant and David Lerner with respect to the Spirit of America Energy Fund dated May 14, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(m)(i) Distribution Plan of Spirit of America Real Estate Income and Growth Fund – Class A – incorporated by reference to Post-Effective Amendment No. 1, filed on February 5, 1998.

(ii) Distribution Plan of Spirit of America Investment Real Estate Income and Growth Fund - Class B – incorporated by reference to Post-Effective Amendment No. 1, filed on February 5, 1998.

(iii) Distribution Plan of Spirit of America Large Cap Value Fund – incorporated by reference to Post-Effective Amendment No. 7, filed July 23, 2002.

(iv) Distribution Plan of Spirit of America High Yield Tax Free Bond Fund – incorporated by reference to Post-Effective Amendment No. 17, filed on February 26, 2008.

(v) Distribution Plan of Spirit of America Income Fund – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(vi) Addendums to Distribution Plans of Spirit of America Real Estate Income and Growth Fund – Class A, Spirit of America Investment Real Estate Income and Growth Fund – Class B, Spirit of America Large Cap Value Fund and Spirit of America High Yield Tax Free Bond Fund dated July 25, 2011, effective December 31, 2008 – incorporated by reference to Registrant’s Post-Effective Amendment No. 27, filed April 25, 2012.

(vii) Distribution Plan of Spirit of America Income & Opportunity Fund dated May 8, 2013 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(viii) Distribution Plan of Spirit of America Energy Fund dated May 14, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(ix) Distribution Plan of Spirit of America Investment Fund, Inc., for Class C Shares, dated December 1, 2015 – incorporated by reference to Registrant’s Post-Effective Amendment No. 42, filed December 30, 2015.

(n) 18f-3 Plan with respect to Multiple Class Shares – incorporated by reference to Post-Effective Amendment No. 1, filed on February 5, 1998.

(i) Amended 18f-3 Plan with respect to Multiple Class Shares dated December 1, 2015 – incorporated by reference to Registrant’s Post-Effective Amendment No. 42, filed December 30, 2015.

(p)(i) Code of Ethics of Spirit of America Investment Fund. Inc. and David Lerner Associates, Inc., filed on April 29, 2011.

(ii) Code of Ethics of Spirit of America Management Corp., filed on April 29, 2011.

(iii) Code of Ethics of Spirit of America Investment Fund, Inc. and David Lerner Associates, Inc. – incorporated by reference to Registrant’s Post-Effective Amendment No. 46, filed March 15, 2016.

(iv) Code of Ethics of Spirit of America Management Corp. - incorporated by reference to Registrant’s Post-Effective Amendment No. 46, filed March 15, 2016.

(v) Code of Ethics of Spirit of America Investment Fund, Inc. and David Lerner Associates, Inc. – incorporated by reference to Registrant’s Post-Effective Amendment No. 50, filed March 28, 2017.

(vi) Code of Ethics of Spirit of America Management Corp. – incorporated by reference to Registrant’s Post-Effective Amendment No. 50, filed March 28, 2017.

(q) Powers of Attorney for David Lerner, Stanley Thune, Richard Weinberger, Daniel Lerner, Joseph Pickard, and Alan P. Chodosh dated November 9, 2011 and for Allen Kaufman dated December 8, 2011 – incorporated herein by reference to Registrant’s Post-Effective Amendment No. 27, filed April 25, 2012.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

None.

Item 30.	Indemnification.

It is the Registrant’s policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant’s Articles of Incorporation, incorporated by reference in connection with Item 28(a) hereto, Article VII and Article VIII of Registrant’s By-Laws, incorporated by reference in connection with Item 28(b) hereto. Spirit of America Management Corp.’s (the “Adviser”) liability for any loss suffered by the Registrant or its shareholders is set forth in Section 6 of the proposed Advisory Agreement, incorporated by reference in connection with Item 28(d) hereto.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the “indemnitee”) was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither “interested persons” of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), nor parties to the proceeding (“disinterested, non-party directors”), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys’ fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 31.	Business and Other Connections of Investment Adviser.

Since the date of its incorporation on April 24, 1997, the Adviser has not been engaged in any other business other than acting as adviser to Registrant. From April 24, 1997 to November 18, 2012, David Lerner, a director and officer of the Adviser, served as the Chief Executive Officer and Director of David Lerner Associates, Inc. The business address of the company is 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006.

For information as to any other business, vocation or employment of a substantial nature in which each Director or officer of the Registrant’s investment adviser has been engaged for his own account or in the capacity of Director, officer, employee, or partner reference is made to Form ADV (File #801-54782) filed by the Adviser under the Investment Advisers Act of 1940, as amended.

Item 32.	Principal Underwriter.

(a) David Lerner Associates Inc., the Registrant’s distributor, does not act as principal underwriter, depositor or investment adviser for any other investment company.

(b) The table below sets forth certain information with respect to each director, officer and control person of David Lerner Associates Inc.

Name and Principal Business Address	Position and Offices With Underwriter	Position and Offices With Registrant
David Lerner 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	None	Director, Chairman of the Board and President

Daniel Lerner 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	Director, Senior Vice President and Investment Counselor	Director

Alan Chodosh 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	Senior Advisor	Treasurer and Secretary

Joseph Pickard 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	General Counsel	Chief Compliance Officer

Item 33.	Location of Accounts and Records.

All records described in Section 31(a) of the 1940 Act and the Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, are maintained by the Adviser, Spirit of America Management Corp., 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006, except for those maintained by the Fund’s Custodian, Huntington National Bank, 7 Easton Oval, Columbus, OH 43215 and the Fund’s Administrator, Transfer Agent and Fund Accounting Services Agent, Ultimus Asset Services, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Item 34.	Management Services.

The Registrant has not entered into any management-related service contracts not discussed in Part A or B of this Registration Statement.

Item 35.	Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and the Registrant has duly caused this Post-Effective Amendment No. 52 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Syosset, and State of New York on the 28th day of April 2017.

Spirit of America Investment Fund, Inc. Registrant

By:	David Lerner*
David Lerner, President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

*By: /s/ Joseph Pickard	April 28, 2017
Joseph Pickard, Attorney in Fact	Date

David Lerner*	April 28, 2017
David Lerner, Director, Chairman of the Board and President	Date
(Principal Executive Officer)

Daniel Lerner*	April 28, 2017
Daniel Lerner, Director	Date

Stanley Thune*	April 28, 2017
Stanley Thune, Director	Date

Richard Weinberger*	April 28, 2017
Richard Weinberger, Director	Date

Alan Chodosh*	April 28, 2017
Alan Chodosh, Treasurer	Date
(Principal Financial Officer and Principal Accounting Officer)

*	By Power of Attorney

INDEX TO EXHIBITS

(FOR REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940)

EXHIBIT NO. UNDER PART C OF FORM N-1A	NAME OF EXHIBIT

(j)	Consent of Independent Registered Public Accounting Firm